UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Comerica Incorporated
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Comerica Incorporated

Proxy Statement and Notice of
2010 Annual Meeting of Shareholders

Comerica Incorporated
Comerica Bank Tower
1717 Main Street
Dallas, Texas 75201

March [         ], 2010

Dear Shareholder,

It is our pleasure to invite you to attend the 2010 Annual Meeting of Shareholders of Comerica Incorporated at 9:30 a.m., Central Time, on Tuesday, April 27, 2010 at Comerica Bank Tower, 1717 Main Street, 4th Floor, Dallas, Texas 75201. Registration will begin at 8:30 a.m., Central Time. A map showing the location of the Annual Meeting is on the back cover of the accompanying proxy statement.

The annual report, which we are simultaneously mailing or otherwise providing to you (or which we previously mailed or otherwise provided to you), summarizes Comerica's major developments during 2009 and includes the 2009 consolidated financial statements.

Whether or not you plan to attend the Annual Meeting, please submit your proxy promptly so that your shares will be voted as you desire.

Sincerely,

Ralph W. Babb, Jr. Chairman and Chief Executive Officer

PROXY STATEMENT

QUESTIONS AND ANSWERS	1
SECURITY OWNERSHIP OF MANAGEMENT	8
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	9
EXECUTIVE OFFICERS	10
COMPENSATION OF EXECUTIVE OFFICERS	14
COMPENSATION DISCUSSION AND ANALYSIS	14
OFFICER STOCK OWNERSHIP GUIDELINES	25
GOVERNANCE, COMPENSATION AND NOMINATING COMMITTEE REPORT	30
2009 SUMMARY COMPENSATION TABLE	33
2009 GRANTS OF PLAN-BASED AWARDS	36
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2009	38
2009 OPTION EXERCISES AND STOCK VESTED	39
PENSION BENEFITS AT FISCAL YEAR-END 2009	39
2009 NONQUALIFIED DEFERRED COMPENSATION	42
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL AT FISCAL YEAR-END 2009	43
TRANSACTIONS OF EXECUTIVE OFFICERS WITH COMERICA	49
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	49
PROPOSAL I SUBMITTED FOR YOUR VOTE — ELECTION OF DIRECTORS	50
INFORMATION ABOUT NOMINEES AND INCUMBENT DIRECTORS	52
NOMINEES FOR CLASS II DIRECTORS — TERMS EXPIRING IN 2013	52
INCUMBENT CLASS I DIRECTORS — TERMS EXPIRING IN 2012	53
INCUMBENT CLASS III DIRECTORS — TERMS EXPIRING IN 2011	54
COMMITTEES AND MEETINGS OF DIRECTORS	57
COMMITTEE ASSIGNMENTS	57
NON-MANAGEMENT DIRECTORS AND COMMUNICATION WITH THE BOARD	59
BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT	59
DIRECTOR INDEPENDENCE AND TRANSACTIONS OF DIRECTORS WITH COMERICA	59
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	62
COMPENSATION OF DIRECTORS	63
PROPOSAL II SUBMITTED FOR YOUR VOTE — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS	66
INDEPENDENT AUDITORS	66
AUDIT COMMITTEE REPORT	69
PROPOSAL III SUBMITTED FOR YOUR VOTE — NON-BINDING, ADVISORY PROPOSAL APPROVING EXECUTIVE COMPENSATION	70
PROPOSAL IV SUBMITTED FOR YOUR VOTE — APPROVAL OF THE COMERICA INCORPORATED AMENDED AND RESTATED 2006 LONG-TERM INCENTIVE PLAN	71
PROPOSAL V SUBMITTED FOR YOUR VOTE — AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO ELIMINATE THE CLASSIFIED STRUCTURE OF THE BOARD OF DIRECTORS	83
PROPOSAL VI SUBMITTED FOR YOUR VOTE — SHAREHOLDER PROPOSAL REQUESTING THAT THE BOARD OF DIRECTORS TAKE STEPS TO ELIMINATE SHAREHOLDER SUPERMAJORITY VOTING PROVISIONS	84
PROPOSAL VII SUBMITTED FOR YOUR VOTE — SHAREHOLDER PROPOSAL REQUESTING THAT THE BOARD OF DIRECTORS ADOPT A POLICY TO CONSIDER SEEKING RECOUPMENT OF EXECUTIVE COMPENSATION AWARDS	87
PROPOSAL VIII SUBMITTED FOR YOUR VOTE — SHAREHOLDER PROPOSAL REQUESTING THAT THE BOARD OF DIRECTORS' EXECUTIVE COMPENSATION COMMITTEE ADOPT A PAY FOR SUPERIOR PERFORMANCE PRINCIPLE	90
ANNUAL REPORT TO SHAREHOLDERS	92

COMERICA INCORPORATED
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
APRIL 27, 2010

Date:	April 27, 2010
Time:	9:30 a.m., Central Time
Place:	Comerica Bank Tower 1717 Main Street, 4th Floor Dallas, Texas 75201

We invite you to attend the Comerica Incorporated Annual Meeting of Shareholders for the following purposes:

  1.
  To elect three Class II Directors nominated by the Board of Directors for three-year terms expiring in 2013 or upon the election and qualification of their successors;

  2.
  To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2010;

  3.
  To approve a non-binding, advisory proposal approving executive compensation;

  4.
  To approve the Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan, as further amended;

  5.
  To amend the Certificate of Incorporation to eliminate the classified structure of the Board of Directors;

  6.
  To vote on a shareholder proposal requesting that the Board take steps to eliminate shareholder supermajority voting provisions. This proposal is opposed by our Board of Directors;

  7.
  To vote on a shareholder proposal requesting that the Board adopt a policy to consider seeking recoupment of executive compensation awards. This proposal is opposed by our Board of Directors;

  8.
  To vote on a shareholder proposal requesting that the Board adopt a pay for superior performance principle. This proposal is opposed by our Board of Directors; and

  9.
  To transact any other business that is properly submitted before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

The record date for the Annual Meeting is February 26, 2010 (the "Record Date"). Only shareholders of record at the close of business on the Record Date can vote at the Annual Meeting. Comerica mailed this Notice of Annual Meeting to those shareholders. Action may be taken at the Annual Meeting on any of the foregoing proposals on the date specified above or any date or dates to which the Annual Meeting may be adjourned or postponed.

Comerica will have a list of shareholders who can vote at the Annual Meeting available for inspection by shareholders at the Annual Meeting and, for 10 days prior to the Annual Meeting,

during regular business hours at the offices of the Comerica Corporate Legal Department, Comerica Bank Tower, 1717 Main Street, Dallas, Texas 75201.

If you plan to attend the Annual Meeting but are not a shareholder of record because you hold your shares in street name, please bring evidence of your beneficial ownership of your shares with you to the Annual Meeting. See the "Questions and Answers" section of the proxy statement for a discussion of the difference between a shareholder of record and a street name holder.

Whether or not you plan to attend the Annual Meeting and whether you own a few or many shares of stock, the Board of Directors urges you to vote promptly. Registered holders may vote by signing, dating and returning the enclosed proxy card, if applicable, by using the automated telephone voting system, or by using the Internet voting system. "Street name" holders must vote their shares in the manner prescribed by their brokerage firm, bank or other nominee. You will find instructions for voting in the "Questions and Answers" section of the proxy statement.

By Order of the Board of Directors,

Jon W. Bilstrom Executive Vice President — Governance, Regulatory Relations and Legal Affairs, and Corporate Secretary

March [             ], 2010

Comerica Incorporated
Comerica Bank Tower
1717 Main Street
Dallas, Texas 75201

2010 PROXY STATEMENT

QUESTIONS AND ANSWERS

What is a proxy?

A proxy is your authorization for someone else to vote for you in the way that you want to vote. When you complete and submit a proxy card or use the automated telephone voting system or the Internet voting system, you are submitting a proxy. The Board of Directors of Comerica Incorporated ("Comerica" or the "Company") is soliciting this proxy. All references in this proxy statement to "you" will mean you, the shareholder, and to "yours" will mean the shareholder's or shareholders', as appropriate.

What is a proxy statement?

A proxy statement is a document the United States Securities and Exchange Commission (the "SEC") requires to explain the matters on which you are asked to vote on by proxy and to disclose certain related information. This proxy statement and, if applicable, the accompanying proxy card were first mailed to the shareholders on or about March [             ], 2010.

Who can vote?

Only record holders of Comerica's common stock at the close of business on February 26, 2010, the Record Date, can vote at the Annual Meeting. Each shareholder of record has one vote, for each share of common stock owned, on each matter presented for a vote at the Annual Meeting.

What is the difference between a shareholder of record and a "street name" holder?

If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank or other nominee, then the brokerage firm, bank or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in "street name." Street name holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank or other nominee how to vote their shares. See "How can I vote?" below.

How can I vote?

If you are a shareholder of record as of the Record Date, as opposed to a street name holder, you will be able to vote in four ways: In person, by telephone, by the Internet, or (in most cases) by proxy card. If you previously enrolled in a program to receive electronic versions of Comerica's annual report and proxy statement instead of receiving the printed versions, however, you may receive an email notice rather than a proxy card, in which case the email notice will provide you with the information you will need to vote.

To vote by proxy card, sign, date and return the enclosed proxy card, if applicable. To vote by using the automated telephone voting system or the Internet voting system, the instructions for shareholders of record are as follows:

        TO VOTE BY TELEPHONE: 1-800-560-1965

  •
  Use any touch-tone telephone to vote your proxy.

  •
  Have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available when you call.

  •
  Follow the simple instructions the system provides you.

  •
  You may dial this toll free number at your convenience, 24 hours a day, 7 days a week. The deadline for telephone voting is 11:59 p.m. (Central Time), April 26, 2010. For shares held in Comerica's employee benefit plans, the deadline is 11:59 p.m. (Central Time), April 25, 2010.

(OR)

        TO VOTE BY THE INTERNET:            http://www.ematerials.com/cma

  •
  Use the Internet to vote your proxy.

  •
  Have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available when you access the website.

  •
  Follow the simple instructions to obtain your records and create an electronic ballot.

  •
  You may log on to this Internet site at your convenience, 24 hours a day, 7 days a week. The deadline for Internet voting is 11:59 p.m. (Central Time), April 26, 2010. For shares held in Comerica's employee benefit plans, the deadline is 11:59 p.m. (Central Time), April 25, 2010.

If you submit a proxy to Comerica before the Annual Meeting, the persons named as proxies will vote your shares as you direct. If no instructions are specified, the proxy will be voted for the three Class II Directors nominated by the Board of Directors, for the ratification of the appointment of the independent auditors, for the approval of executive compensation, for the approval of the Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan, as further amended, for the amendment to the Certificate of Incorporation to eliminate the classified structure of the Board of Directors, against the shareholder proposal requesting that the Board take steps to eliminate shareholder supermajority voting provisions, against the shareholder proposal requesting that the Board adopt a policy to consider seeking recoupment of executive compensation awards, and against the shareholder proposal requesting that the Board adopt a pay for superior performance principle.

You may revoke a proxy at any time before the proxy is exercised by:

  (1)
  delivering written notice of revocation to the Corporate Secretary of Comerica at the Corporate Legal Department, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201;

  (2)
  submitting another properly completed proxy card that is later dated;

  (3)
  voting by telephone at a subsequent time;

  (4)
  voting by the Internet at a subsequent time; or

  (5)
  voting in person at the Annual Meeting.

If you hold your shares in "street name," you must vote your shares in the manner prescribed by your brokerage firm, bank or other nominee. Your brokerage firm, bank or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the brokerage firm, bank or other nominee how to vote your shares. If you hold your shares in street name and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker and present it at the Annual Meeting.

What is a quorum?

There were 151,161,767 shares of Comerica's common stock issued and outstanding on the Record Date. A majority of the issued and outstanding shares, or 75,580,884 shares, present or represented by proxy, constitutes a quorum. A quorum must exist to conduct business at the Annual Meeting.

What vote is required?

Directors:    If a quorum exists, the nominees for Class II Director receiving a majority of the votes cast (i.e., the number of shares voted "for" a director nominee exceeds the number of votes cast "against" that nominee) will be elected as Class II Directors. Votes cast will include only votes cast with respect to stock present in person or represented by proxy at the meeting and entitled to vote and will exclude abstentions. Therefore, shares not present at the meeting, broker non-votes (described below) and shares voting "abstain" have no effect on the election of directors. If the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at the meeting.

Other Proposals:    If a quorum exists, the proposals: (i) to ratify the appointment of independent auditors; (ii) to approve an advisory, nonbinding proposal to approve executive compensation; (iii) to approve the Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan, as further amended; (iv) to amend the Certificate of Incorporation to eliminate the classified structure of the Board of Directors; (v) to vote on a shareholder proposal requesting that the Board take steps to eliminate shareholder supermajority voting provisions; (vi) to vote on a shareholder proposal requesting that the Board adopt a policy to consider seeking recoupment of executive compensation awards; and (vii) to vote on a shareholder proposal requesting that the Board adopt a pay for superior performance principle must receive the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal in question. Therefore, abstentions will have the same effect as voting against the applicable proposal. Broker non-votes (described below) will not be counted as eligible to vote on the applicable proposal and, therefore, will have no effect on the outcome of the voting on that proposal.

If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote under the rules of the stock exchange or other organization of which it is a member. In this situation, a "broker non-vote" occurs.

Comerica will vote properly completed proxies it receives prior to the Annual Meeting in the way you direct. If you do not specify instructions, the shares represented by those properly completed proxies will be voted (i) to elect the three Class II Directors nominated by the Board of Directors; (ii) to ratify the appointment of Ernst & Young LLP as independent auditors; (iii) for the approval of executive compensation; (iv) to approve the Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan, as further amended; (v) to approve the amendments to the Certificate of Incorporation to eliminate the classified structure of the Board of Directors, (vi) against the shareholder proposal requesting that the Board take steps to eliminate shareholder supermajority voting provisions; (vii) against the shareholder proposal requesting that the Board adopt a policy to consider seeking recoupment of executive compensation awards; and (viii) against the shareholder proposal requesting that the Board adopt a pay for superior performance principle. No other matters are currently scheduled to be acted upon at the Annual Meeting.

An independent third party, Wells Fargo Bank, N.A., will act as the inspector of the Annual Meeting and the tabulator of votes.

Who pays for the costs of the Annual Meeting?

Comerica pays the cost of preparing and printing the proxy statement and soliciting proxies. Comerica will solicit proxies primarily by mail, but may also solicit proxies personally and by telephone, the Internet, facsimile or other means. Comerica will use the services of Georgeson Inc., a proxy solicitation firm, at a cost of $10,000 plus out-of-pocket expenses and fees for any special services. Officers and regular employees of Comerica and its subsidiaries may also solicit proxies, but they will not receive additional compensation for soliciting proxies. Comerica also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding solicitation materials to beneficial owners of Comerica's common stock.

How does the Board select nominees for the Board?

In identifying potential candidates for nomination as directors, the Governance, Compensation and Nominating Committee considers the specific qualities and skills of potential directors. Criteria for assessing nominees include a potential nominee's ability to represent the interests of Comerica's four core constituencies: its shareholders, its customers, the communities it serves and its employees. Minimum qualifications for a director nominee are experience in those areas that the Board determines are necessary and appropriate to meet the needs of Comerica, including leadership positions in public companies, small or middle market businesses, or not-for-profit, professional or educational organizations.

For those proposed director nominees who meet the minimum qualifications, the Governance, Compensation and Nominating Committee then assesses the proposed nominee's specific qualifications, evaluates his or her independence, and considers other factors, including skills, geographic location, considerations of diversity, standards of integrity, memberships on other boards (with a special focus on director interlocks), and ability and willingness to commit to serving on the Board for an extended period of time and to dedicate adequate time and attention to the affairs of Comerica as necessary to properly discharge his or her duties.

The Governance, Compensation and Nominating Committee will consider director nominees proposed by shareholders, as well as other shareholder proposals, provided such proposals comply with Comerica's applicable procedures as described below. More information regarding the selection of director nominees is included below under "Proposal I Submitted for Your Vote — Election of Directors."

When are shareholder proposals for the 2011 Annual Meeting due?

To be considered for inclusion in next year's proxy statement, all shareholder proposals must comply with applicable laws and regulations, including SEC Rule 14a-8, as well as Comerica's bylaws, and must be submitted in writing to the Corporate Secretary, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201, and received by November [             ], 2010.

Under Comerica's bylaws, shareholders of Comerica must provide advance notice to Comerica if they wish to propose items of business at an Annual Meeting of Comerica's shareholders. For the 2011 Annual Meeting of Shareholders, notice must be received by Comerica's Corporate Secretary

no later than the close of business on January [             ], 2011 and no earlier than the close of business on December [             ], 2010. If, however, Comerica moves the Annual Meeting of Shareholders to a date that is more than 30 days before or more than 60 days after the date which is the one year anniversary of this year's Annual Meeting date (i.e., April 27, 2011), Comerica must receive your notice no earlier than the close of business on the 120th day prior to the new Annual Meeting date and no later than the close of business on the later of the 90th day prior to the new Annual Meeting date or the 10th day following the day on which Comerica first made a public announcement of the new Annual Meeting date.

Comerica's bylaws contain additional requirements for shareholder proposals. A copy of Comerica's bylaws can be obtained by making a written request to the Corporate Secretary.

How can shareholders nominate persons for election as directors at the 2011 Annual Meeting?

All shareholder nominations of persons for election as directors must comply with applicable laws and regulations, as well as Comerica's bylaws, and must be submitted in writing to the Corporate Secretary, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201.

Under Comerica's bylaws, shareholders of Comerica must provide advance notice to Comerica if they wish to nominate persons for election as directors at an Annual Meeting of Comerica's Shareholders. For the 2011 Annual Meeting of Shareholders, notice must be received by Comerica's Corporate Secretary no later than the close of business on January [             ], 2011 and no earlier than the close of business on December [             ], 2010.

If, however, Comerica moves the Annual Meeting of Shareholders to a date that is more than 30 days before or more than 60 days after the date which is the one year anniversary of this year's Annual Meeting date (i.e., April 27, 2011), or if a special meeting of shareholders is called for the purpose of electing directors, Comerica must receive your notice no earlier than the close of business on the 120th day prior to the meeting date and no later than the close of business on the later of the 90th day prior to the meeting date or the 10th day following the day on which Comerica first made a public announcement of the meeting date (and, in the case of a special meeting, of the nominees proposed by the Board of Directors to be elected at such meeting).

If Comerica increases the number of directors to be elected to the Board at the Annual Meeting and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the immediately preceding year's Annual Meeting, then Comerica will consider your notice timely (but only with respect to nominees for any new positions created by such increase) if Comerica receives your notice no later than the close of business on the 10th day following the day on which Comerica first makes the public announcement of the increase in the number of directors.

In addition, Article III, Section 12 of the bylaws requires a nominee for election or reelection as a director of Comerica to complete and deliver to the Corporate Secretary (in accordance with the time periods described above, in the case of director nominations by shareholders) a written questionnaire prepared by Comerica with respect to the background and qualification of the person and, if applicable, the background of any other person or entity on whose behalf the nomination is being made.

A nominee also must make certain representations and agree that he or she (A) will abide by the requirements of Article III, Section 13 of the bylaws (concerning, among other things, the required tendering of a resignation by a director who does not receive a majority of votes cast in an uncontested election), (B) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how, if elected as a director of Comerica, he or she will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to Comerica or (2) any Voting Commitment that could limit or interfere with his or her ability to comply, if elected as a director of Comerica, with his or her fiduciary duties under applicable law, (C) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than Comerica with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed, and (D) in his or her individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of Comerica, and would comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of Comerica.

You may receive a copy of Comerica's bylaws specifying the advance notice and additional requirements for shareholder nominations by making a written request to the Corporate Secretary.

How many of Comerica's directors are independent?

Comerica's Board of Directors has determined that 11 of Comerica's 12 current directors, or 91.66%, are independent. For a discussion of the Board of Directors' basis for this determination, see the section of this proxy statement entitled "Director Independence and Transactions of Directors with Comerica."

Does Comerica have a Code of Ethics?

Yes, Comerica has a Code of Business Conduct and Ethics for Employees, which applies to employees and agents of Comerica and its subsidiaries and affiliates, as well as a Code of Business Conduct and Ethics for Members of the Board of Directors. Comerica also has a Senior Financial Officer Code of Ethics that applies to the Chief Executive Officer, Chief Financial Officer, Executive Vice President — Finance, Controller, and Treasurer of Comerica. The Code of Business Conduct and Ethics for Employees, the Code of Business Conduct and Ethics for Members of the Board of Directors and the Senior Financial Officer Code of Ethics are available on Comerica's website at www.comerica.com. Copies of such codes can also be obtained in print by making a written request to the Corporate Secretary.

How many copies of the annual report and proxy statement should I receive?

Unless we receive contrary instructions, we normally send a single set of our annual report or proxy statement to a household at which two or more shareholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as "Householding," and it benefits both Comerica and you. It reduces the volume of duplicate information received at your household and helps Comerica reduce expenses. Each shareholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

Comerica will deliver promptly upon written or oral request a separate copy of the annual report or proxy statement, as applicable, to a shareholder at a shared address to which a single copy of the document was delivered. If you received a single set of disclosure documents for the current year, but you would prefer to receive your own copy this year, you may direct requests for separate copies to the Corporate Secretary.

If you are a registered shareholder who resides at the same address as another shareholder and you would prefer to receive your own set of the annual report and/or proxy statement in future years, you may contact our transfer agent, Wells Fargo Shareowner Services, at (877) 602-7615. You will need to enter your account number and Comerica number 114. Alternatively, you may write to our transfer agent at the following address: Wells Fargo Shareowner Services,

Attn: Householding, P.O. Box 64854, St. Paul, MN 55164-0854. If you hold your shares in street name, you may revoke your consent to Householding by contacting your brokerage firm, bank or other nominee or by following the directions set forth on the voting instruction card you received with the proxy materials. If you are currently receiving multiple copies of the annual report and/or proxy statement and want to receive only a single copy in the future through Householding, follow the same instructions set forth above for registered shareholders or street name holders, as applicable.

Is this year's proxy statement available electronically?

Yes. You may view this proxy statement, as well as the 2009 annual report, electronically by going to www.ematerials.com/cma and clicking on the document you wish to view, either the proxy statement or annual report.

Can I receive future annual reports and proxy statements electronically instead of receiving paper copies through the mail?

Yes. If your shares are registered directly in your name (i.e., you do not hold them in street name) and you have access to the Internet, you can receive Comerica's annual report and proxy statement over the Internet rather than in printed form. Enrolling in this service will take just a few minutes of your time. It will give you faster delivery of the documents and will save Comerica the cost of printing and mailing. To agree to access the electronic versions of Comerica's annual report and proxy statement instead of receiving the printed versions by mail, go to www.ematerials.com/cma and follow the instructions under Request Meeting Materials. Have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available when you access the website. If you agree to electronic delivery, once the annual report and proxy statement are available on the website, we will email you a notice with the website address that you should use to access the information and to receive voting instructions. Paper copies of the annual report and proxy statement would not be sent unless you request them. Comerica also may choose to send one or more items to you in paper form despite your consent to receive them electronically.

If you hold your shares in street name, you should contact your brokerage firm, bank or other nominee to determine the process for receiving Comerica's annual report and proxy statement over the Internet rather than in printed form.

By consenting to electronic delivery, you are stating that you currently have access to the Internet and expect to have access in the future. If you do not have access to the Internet, or do not expect to have access in the future, please do not consent to electronic delivery because Comerica may rely on your consent and not deliver paper copies of future Annual Meeting materials. In addition, if you consent to electronic delivery, you will be responsible for the costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, in connection with the electronic delivery of the annual report and proxy statement.

A copy of Comerica's Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the Securities and Exchange Commission, may be obtained without charge upon written request to the Corporate Secretary, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 27, 2010.

The proxy statement and annual report to security holders are available at www.ematerials.com/cma.

SECURITY OWNERSHIP OF MANAGEMENT

The following table contains information about the number of shares of Comerica's common stock beneficially owned by Comerica's incumbent directors and director nominees, the officers named in the 2009 Summary Compensation Table presented in this proxy statement (the "named executive officers") and all incumbent directors and executive officers as a group. The number of shares each individual beneficially owns includes shares over which the person has or shares voting or investment power as of February 26, 2010 and also any shares which the individual can acquire by April 27, 2010 (60 days after the Record Date), through the exercise of any stock option or other right. Unless indicated otherwise, each individual has sole investment and voting power (or shares those powers with his or her spouse or other family members) with respect to the shares listed in the table.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Elizabeth S. Acton	276,384	(1)(2)	*
Ralph W. Babb, Jr.	1,282,457	(2)(3)	*
Lillian Bauder	34,825	(4)(5)(6)	*
Mary Constance Beck	238,812	(2)(7)	*
Joseph J. Buttigieg, III	709,537	(8)	*
James F. Cordes	46,413	(5)(9)	*
Roger A. Cregg	10,814	(5)	*
T. Kevin DeNicola	10,708	(5)(6)	*
Curtis C. Farmer	19,147	(2)(10)	*
Jacqueline P. Kane	4,039	(5)(6)(11)	*
Richard G. Lindner	10,305	(5)(6)	*
Alfred A. Piergallini	69,116	(5)(6)(12)	*
Robert S. Taubman	34,760	(5)(6)(9)	*
Reginald M. Turner, Jr.	9,462	(5)(6)	*
Nina G. Vaca (Ximena G. Humrichouse)	2,949	(5)(6)	*
Kenneth L. Way	59,101	(5)(6)(9)	*
Directors and executive officers as a group (29 people)	4,760,009	(13)(14)	3.15%

Footnotes:

*
Represents holdings of less than one percent of Comerica's common stock.

(1)
Includes 57,259 shares of restricted stock of Comerica subject to future vesting conditions ("restricted stock") and options to purchase 197,800 shares of common stock of Comerica that are or will be exercisable as of April 27, 2010, which Comerica granted to Ms. Acton under Comerica's Long-Term Incentive Plan.

(2)
Does not include salary phantom stock units, which constitute a portion of the recipient's base salary and are granted concurrently with regular payments of cash base salary. The recipients do not have any rights as a shareholder of Comerica (including the right to vote or to receive dividends or dividend equivalent amounts) by virtue of the salary phantom stock units. The salary phantom stock units are fully vested when awarded. They will be settled in cash and will have a settlement date of the earlier of February 5, 2011 or the date of the executive's death. As of February 26, 2010, the number of salary phantom stock units held by such individuals were as follows: Elizabeth S. Acton: 459 phantom stock units; Ralph W. Babb, Jr.: 1,950 phantom stock units; Mary Constance Beck: 569 phantom stock units; and Curtis C. Farmer: 491 phantom stock units.

(3)
Includes 210,000 shares of restricted stock and options to purchase 890,900 shares of common stock of Comerica that are or will be exercisable as of April 27, 2010, which Comerica granted to Mr. Babb under Comerica's Long-Term Incentive Plan. Also includes 114,500 shares in an account held jointly with his spouse.

(4)
Includes options to purchase 2,500 shares of common stock of Comerica that are or will be exercisable as of April 27, 2010. Comerica granted these options under Comerica's Stock Option Plan for Non-Employee Directors.

(5)
Includes restricted stock units, over which directors do not have voting or investment power, as follows: 8,402 restricted stock units for each non-employee director except for Roger A. Cregg and T. Kevin DeNicola, who each hold 5,814 restricted stock units, Reginald M. Turner, Jr., who holds 8,000 restricted stock units, Richard G. Lindner, who holds 4,584 restricted stock units and Jacqueline P. Kane and Nina G. Vaca, who each hold 2,561 restricted stock units. These restricted stock units vest one year after the date of the award, with such vesting contingent upon the participant's continued service as a director of Comerica for a period of one year after the date of the award. They will be settled in common stock one year after the respective director's service as a director of Comerica terminates.

(6)
Includes the following number of shares deemed invested, on behalf of the respective non-employee directors, in Comerica common stock under a deferred compensation plan: Lillian Bauder, 3,837 shares; T. Kevin DeNicola, 4,894 shares; Jacqueline P. Kane, 405 shares; Richard G. Lindner, 5,721 shares; Alfred A. Piergallini, 5,605 shares; Robert S. Taubman, 4,560 shares; Reginald M. Turner, Jr., 462 shares; Nina G. Vaca, 388 shares; and Kenneth L. Way, 13,902 shares.

(7)
Includes 59,694 shares of restricted stock and options to purchase 158,125 shares of common stock of Comerica that are or will be exercisable as of April 27, 2010, which Comerica granted to Ms. Beck under Comerica's Long-Term Incentive Plan.

(8)
Includes 88,470 shares of restricted stock and options to purchase 561,250 shares of common stock of Comerica that are or will be exercisable as of April 27, 2010, which Comerica granted to Mr. Buttigieg under Comerica's Long-Term Incentive Plan.

(9)
Includes options to purchase 12,000 shares of common stock of Comerica that are or will be exercisable as of April 27, 2010. Comerica granted these options under Comerica's Stock Option Plan for Non-Employee Directors.

(10)
Includes 19,147 shares of restricted stock, which Comerica granted to Mr. Farmer under Comerica's Long-Term Incentive Plan.

(11)
Includes 1,074 shares in an account held jointly with her spouse.

(12)
Includes options to purchase 10,000 shares of common stock of Comerica that are or will be exercisable as of April 27, 2010. Comerica granted these options under Comerica's Stock Option Plan for Non-Employee Directors.

(13)
Includes 799,685 shares of restricted stock and options to purchase 3,185,982 shares of Comerica's common stock that are exercisable by February 26, 2010 or will become exercisable by April 27, 2010, all of which are beneficially owned by incumbent directors, nominees and executive officers as a group. Comerica granted the options under Comerica's long-term incentive plans and Comerica's Stock Option Plan for Non-Employee Directors. The number shown also includes 71,341 restricted stock units owned by incumbent directors and nominees as a group; they do not have voting or investment power over such restricted stock units. The number additionally includes 160,939 shares of Comerica's common stock for which the directors, nominees and executive officers share voting and investment power. The number shown does not include any shares that are pledged.

(14)
As of February 26, 2010, consists of 11 non-employee directors, 17 current executive officers, one of whom is an employee director, and one named executive officer who has changed job functions and no longer serves as an executive officer or employee director.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires that Comerica's directors, executive officers and persons who own more than ten percent of a registered class of Comerica's equity securities file reports of stock ownership and any subsequent changes in stock ownership with the SEC and the New York Stock Exchange not later than specified deadlines. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons, Comerica believes that, during the year ended December 31, 2009, each of its executive officers, directors and greater than ten percent shareholders complied with all such applicable filing requirements.

 EXECUTIVE OFFICERS

  The following table provides information about Comerica's current executive officers. The Board has determined that the current officers who are in charge of principal business units, divisions or functions and officers of Comerica or its subsidiaries who perform significant policy making functions for Comerica are (1) the members of the Management Policy Committee, (2) the current Controller and Chief Accounting Officer, (3) the Senior Vice President who is transitioning to become the Chief Accounting Officer and (4) the Executive Vice President-Finance. The current members of the Management Policy Committee are the Chairman, President and Chief Executive Officer (Mr. Babb), the Executive Vice President and Chief Financial Officer (Ms. Acton), the Executive Vice President, Retail Bank (Ms. Beck), the Executive Vice President and Chief Information Officer (Mr. Beran), the Executive Vice President, Governance, Regulatory Relations and Legal Affairs and Corporate Secretary (Mr. Bilstrom), the Executive Vice President, General Auditor (Mr. Duprey) (non-voting member), the Executive Vice President, Chief Human Resources Officer (Ms. Burkhart), the Executive Vice President, Wealth and Institutional Management (Mr. Farmer), the Executive Vice President of Comerica Incorporated and the President and Chief Executive Officer of Comerica Bank-Western Market (Mr. Fulton), the Executive Vice President, Business Bank (Mr. Greene), the Executive Vice President of Comerica Incorporated and the President and Chief Executive Officer of Comerica Bank-Texas Market (Mr. Gummer), the Executive Vice President, Corporate Planning, Development and Risk Management (Mr. Michalak), the Executive Vice President and Chief Credit Officer (Mr. Killian), and the Executive Vice President of Comerica Incorporated and the President of Comerica Bank-Michigan Market (Mr. Ogden). The Controller and Chief Accounting Officer is Mr. Elenbaas, the Senior Vice President who is transitioning to become the Chief Accounting Officer is Ms. Carr, and the Executive Vice President-Finance is Mr. McDermott.

Name	Age as of March [ ], 2010	Principal Occupation and Business Experience During Past 5 Years(1)	Executive Officer
Elizabeth S. Acton	58	Executive Vice President and Chief Financial Officer (since April 2002) and Treasurer (May 2004 to May 2005), Comerica Incorporated and Comerica Bank.	2002-Present
Ralph W. Babb, Jr.	61	President and Chief Executive Officer (since January 2002), Chairman (since October 2002), Chief Financial Officer (June 1995 to April 2002) and Vice Chairman (March 1999 to January 2002), Comerica Incorporated and Comerica Bank.	1995-Present
Mary Constance Beck	64	Executive Vice President, Retail Bank (since November 2004), Comerica Incorporated and Comerica Bank.	2004-Present

Name	Age as of March [ ], 2010	Principal Occupation and Business Experience During Past 5 Years(1)	Executive Officer
John R. Beran	57	Executive Vice President and Chief Information Officer (since May 1995), Comerica Incorporated and Comerica Bank.	1995-Present
Jon W. Bilstrom	[63]	Executive Vice President (since January 2003) and Corporate Secretary (since June 2003), Comerica Incorporated; Executive Vice President (since May 2003) and Secretary (since June 2003), Comerica Bank.	2003-Present
Megan D. Burkhart	38	Executive Vice President, Chief Human Resources Officer (since January 2010), Senior Vice President and Director of Compensation (February 2007 to January 2010), and First Vice President, Human Resources Director, Credit and Corporate Staff (June 2004 to February 2007), Comerica Incorporated and Comerica Bank.	January 2010-Present
Muneera S. Carr	41	Senior Vice President (since February 2010), Comerica Incorporated and Comerica Bank; Senior Vice President, Head of Accounting Policy (June 2009 to January 2010), Suntrust Banks, Inc. (financial services institution); Professional Accounting Fellow (June 2007 to June 2009), Securities and Exchange Commission Office of Chief Accountant (federal securities regulatory agency); Senior Vice President, Accounting Policy (July 2005 to June 2007), Bank of America (financial services institution); Senior Manager in the National Office (USA) (June 2003 to June 2005), PricewaterhouseCoopers LLP (registered independent accounting firm).	February 2010-Present

Name	Age as of March [ ], 2010	Principal Occupation and Business Experience During Past 5 Years(1)	Executive Officer
David E. Duprey	52	Executive Vice President, General Auditor (since March 2006), Comerica Incorporated and Comerica Bank; and Partner (October 1993 to March 2006), Ernst & Young LLP (registered independent accounting firm).	2006-Present
Marvin J. Elenbaas	58	Senior Vice President, Controller and Chief Accounting Officer (since March 1998), Comerica Incorporated and Comerica Bank.	1997-Present
Curtis J. Farmer	47	Executive Vice President (since October 2008), Comerica Incorporated and Comerica Bank; Executive Vice President and Wealth Management Director (October 2005 to October 2008), Wachovia Corporation (financial services company); Senior Vice President and Managing Executive/National Sales Manager (February 2004 to October 2005), Wachovia Trust Company (financial services trust company).	October 2008-Present
J. Michael Fulton	60	Executive Vice President (since May 2002 and April 1997 to May 2000), Comerica Incorporated; President and Chief Executive Officer — Western Market (since July 2003), Comerica Bank.	1994-2001; 2003-Present
Dale E. Greene	63	Executive Vice President, Business Bank (February 2010 to present), Executive Vice President and Chief Credit Policy Officer (December 2002 to January 2010), Comerica Incorporated; Executive Vice President (since March 1996), Comerica Bank.	1996-2001; 2003-Present

Name	Age as of March [ ], 2010	Principal Occupation and Business Experience During Past 5 Years(1)	Executive Officer
Charles L. Gummer	63	Executive Vice President (since May 2002 and May 1997 to May 2000), Comerica Incorporated; President and Chief Executive Officer — Texas Market (since July 2003), Comerica Bank.	1992-2001; 2003-Present
John M. Killian	57	Executive Vice President and Chief Credit Officer (February 2010 to present) and Executive Vice President, Credit Policy (October 2002 to January 2010), Comerica Incorporated and Comerica Bank.	February 2010- Present
Robert D. McDermott	52	Executive Vice President — Finance (since February 2010) and Senior Vice President — Finance (July 2006 to February 2010), Comerica Incorporated and Comerica Bank; Senior Vice President, Financial Planning and Analysis (July 2005 to July 2006), Washington Mutual, Inc. (financial services company); and Executive Vice President, Chief Financial Officer and Chief Operations Officer (July 2001 to July 2005), Main Street Banks Inc. (financial services company).	2006-Present
Michael H. Michalak	52	Executive Vice President (since November 2007) and Senior Vice President (March 1998 to November 2007), Comerica Incorporated; Executive Vice President (since November 2007) and Senior Vice President (November 2003 to November 2007), Comerica Bank.	2003-Present
Thomas D. Ogden	61	Executive Vice President (since March 2007), Comerica Incorporated; President — Michigan Market (since March 2007) and Executive Vice President (March 2001 to March 2007), Comerica Bank.	1999-2001; March 2007-Present

  Footnotes:

(1)
References to Comerica and Comerica Bank (the primary banking subsidiary of Comerica) include their predecessors, where applicable.

COMPENSATION OF EXECUTIVE OFFICERS

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

2009 was a year of unprecedented changes in the financial services industry. Continued job losses and concern over the economy further dampened business and consumer confidence. Although Comerica was not immune to these challenges, the Company's performance for 2009 again exceeded the performance of many of our peers. In fact, Comerica's stock price rose 49 percent in 2009, outperforming all of our peers in that respect. We were the number one performer in the 24-bank Keefe Bank Index (BKX). Our stock price performance also ranked #149 among S&P 500 companies.

In addition to the impact of the economic environment on compensation in 2009, further regulatory requirements were established for financial institutions participating in the Capital Purchase Program ("CPP") pursuant to the Emergency Economic Stabilization Act of 2008, as amended ("EESA"), including pursuant to the American Recovery and Reinvestment Act of 2009 ("ARRA"), and the rules, regulations and guidance issued thereunder, including the U.S. Department of the Treasury's Interim Final Rule on TARP Standards for Corporate Governance issued on June 15, 2009, as amended from time to time (the "Regulations").

Our 2009 compensation decisions reflected both the challenges of this extraordinary economic environment and Comerica's success in navigating them while complying with the compensation restrictions described below in the "Executive Compensation Implications of the Emergency Economic Stabilization Act of 2008" and "The American Recovery and Reinvestment Act of 2009" sections. These decisions included:

  •
  Freezing the base salaries of the top 20% of the Company's employees for 2009, including the named executive officers, with the exception of a very limited number of increases deemed critical to maintain market competitive salaries;

  •
  Eliminating all types of incentives for the named executive officers based on 2009 annual performance relative to Comerica's peers under the Management Incentive Plan, despite Comerica's favorable ranking relative to many of our peers;

  •
  Eliminating all cash incentives for the named executive officers based on 2007-2009 three-year performance relative to Comerica's peers under the Management Incentive Plan, with the exception of Mr. Farmer, who was not subject to the Regulations in 2009; and

  •
  Reducing the Company's total incentive expense for 2009 by 45%, as compared to 2008.

Executive Compensation Implications of the Emergency Economic Stabilization Act of 2008

On November 14, 2008, Comerica sold a series of its preferred stock and a warrant to the U.S. Department of the Treasury ("Treasury") under the Capital Purchase Program ("CPP") created under the Emergency Economic Stabilization Act of 2008, as amended ("EESA"). Comerica was a participant in the CPP throughout 2009. Pursuant to the CPP Securities Purchase Agreement entered into by the Company in connection with that transaction, during the period that the Treasury holds equity or debt securities of Comerica (which included 2009), the compensation of our Senior Executive Officers ("SEOs") is subject to the following:

  •
  a "clawback" of any bonus or incentive compensation paid based on financial statements or other criteria that prove to be materially inaccurate;

  •
  a limitation on the value of the payments and benefits to which the executive would otherwise be entitled upon an involuntary termination of employment of 2.99 times the executive's average annual taxable compensation for the five years prior to the date of involuntary termination; and

  •
  a waiver of incentive compensation pursuant to arrangements that are determined by the Governance, Compensation and Nominating Committee to encourage our SEOs to take unnecessary and excessive risks that threaten the value of the Company.

Participation in the CPP also imposes additional limitations under Section 162(m) of the Internal Revenue Code. During the period the Treasury holds equity or debt securities of the Company, we cannot deduct annual compensation for the Section 162(m) "covered executives" in excess of $500,000. In addition, the "performance-based exception" of Section 162(m) does not apply to this deduction limit. As a result, certain portions of our executive officers' compensation attributable to services during our CPP participation period may not be deductible when paid.

In order to implement the foregoing restrictions, Comerica held a special meeting of the CPP Subcommittee of the Governance, Compensation and Nominating Committee on November 10, 2008. At that meeting, the CPP Subcommittee approved a resolution to amend Comerica's compensation, bonus, incentive and other benefit plans, arrangements and agreements with respect to the SEOs as required to comply with the EESA compensation restrictions, effective November 14, 2008.

The American Recovery and Reinvestment Act of 2009

On February 17, 2009, the American Recovery and Reinvestment Act of 2009 ("ARRA") was signed into law. Section 7001 of ARRA amended Section 111 of EESA in its entirety. On June 10, 2009, the U.S. Treasury released the Interim Final Rule on TARP Standards for Corporate Governance (the "Regulations"), effective June 15, 2009, that provided guidance on the compensation and governance standards for Troubled Asset Relief Program ("TARP") recipients, and promulgated regulations to implement the restrictions and standards set forth in Section 7001 of ARRA. ARRA and the Regulations established further restrictions on executive compensation for financial institutions participating in the CPP.

Among the key items established by the Regulations, each of which generally remains in effect while any CPP obligations remain outstanding:

  •
  Exclude Incentives to Take Unnecessary and Excessive Risk:  The Regulations require a CPP participant's compensation committee to limit features in compensation plans that encourage SEOs to take risks that are unnecessary or excessive or that threaten the value of the CPP participant.

  •
  Limits on the Payment, or Accrual, of any Bonus, Retention Award or Incentive Compensation: The Regulations prohibit the payment or accrual of any bonus, retention award or incentive compensation to the SEOs or the next twenty most highly compensated employees (collectively, "Covered Employees") except in the form of long-term restricted stock that is subject to vesting and transfer restrictions and that does not exceed one-third of the Covered Employee's total annual compensation in the year of grant.

  •
  Prohibition on Golden Parachute Payments:  The Regulations prohibit golden parachute payments to SEOs and the next five most highly compensated employees, which include substantially all payments made upon (i) such employee's departure from the CPP participant for any reason other than death or disability or (ii) the effective date of a change in control of the CPP participant.

  •
  Clawback:  The Regulations require that any bonus payments made to a Covered Employee must be subject to a clawback provision that provides for the clawback or recovery of the bonus payment if it was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.

  •
  Prohibition on Tax Gross-Ups:  The Regulations prohibit CPP participants from providing tax gross-ups to Covered Employees, other than certain tax equalization amounts for expatriates.

In addition, the Regulations include the following notable provisions:

  •
  Certification of Compliance:  The principal executive officer and principal financial officer and the compensation committee must provide written certifications of compliance with the identified provisions of, and in the form provided in, the Regulations in the company's annual filings with the SEC.

  •
  Risk Review by Compensation Committee:  The independent compensation committee must meet at least every six months to discuss and evaluate, among other things, employee compensation plans in light of an assessment of any risk posed to the CPP participant from such plans, and to ensure that employee compensation plans do not encourage the manipulation of the CPP participant's reported earnings to enhance the compensation of its employees, as well as to discuss and evaluate whether SEO compensation plans encourage SEOs to take unnecessary and excessive risks that threaten the value of the CPP participant.

  •
  Luxury Expenditures Policy:  Each CPP participant must implement and publicly post on its website a company-wide policy regarding excessive or luxury expenditures.

  •
  Annual Non-binding Shareholder Approval of Executive Compensation:  The proxy statement of a CPP participant must permit a separate, non-binding shareholder vote to approve the compensation of executives.

Objectives and Elements of Comerica's Compensation Program

The overall objectives of Comerica's executive compensation program are to attract, motivate, reward and retain superior executive talent, particularly in the current economic climate, where the recruiting and retention of top performers is of utmost importance. Comerica believes that in order to achieve such objectives, its programs must be competitive with executive compensation arrangements generally provided to other executive officers in the financial services industry. At the same time, Comerica believes it is important to align management incentives with shareholder interests. The various components of Comerica's executive compensation program are designed to maintain the focus of our executive officers on business goals over immediate, short-term and long-term horizons and to be competitive with our peers.

Subject to the Regulations, the principal components of executive compensation are base salaries, short and long-term cash management incentive awards, long-term stock incentive awards, retirement benefits and a limited number of perquisites. Certain executives, including the named executive officers, also have change in control agreements (described in the "Employment Contracts and Severance or Change in Control Agreements" section below).

The Governance, Compensation and Nominating Committee's Compensation Consultant

Comerica's compensation program is under the direction of the Governance, Compensation and Nominating Committee (sometimes referred to as the "Committee"), which is composed solely of independent directors meeting the independence requirements of the Securities and Exchange Commission and the New York Stock Exchange. The Governance, Compensation and Nominating Committee has retained Hewitt Associates LLC ("Hewitt"), a nationally known executive compensation consulting firm, with respect to executive and director compensation matters. Hewitt provides market analyses and consulting services on compensation matters to such committee. Hewitt is independent and has not been separately retained by Comerica to provide any other services.

The market analyses Hewitt provides for the Governance, Compensation and Nominating Committee's information includes detailed compensation information, derived from proxy statements, for the named executive officers at the 11 domestic bank holding companies in Comerica's peer group (described below in the "Management Incentive Plan" section). The analysis reflects individual compensation elements (e.g., base salary, bonus, value of option grants, etc.) and total compensation and is arrayed to show Comerica's position relative to the peer group for each element and in total. The Governance, Compensation and Nominating Committee reviews this data each year and uses the information to assist in making compensation decisions for Comerica's named executive officers. In this unique environment, the Committee relied on Hewitt's knowledge of the industry, as well as public filings by other financial institutions, to monitor compensation trends. Hewitt also assisted the Governance, Compensation and Nominating Committee in its required review of compensation plans pursuant to the Regulations, as discussed more fully below.

Base Salaries

Competitive base salaries serve our compensation philosophy of attracting and retaining executives who are critical to executing our long-term strategy. Comerica pays base salaries to compensate executive officers for current service. The Governance, Compensation and Nominating Committee annually considers possible adjustments to salaries based on such officers' individual performance and contribution to the Company's success.

Base salary increases for Mr. Babb, the Chief Executive Officer, are made by the Governance, Compensation and Nominating Committee without any recommendations from management. However, in 2009, management recommended a salary freeze for all of the individuals who were named executive officers at that time, including the Chief Executive Officer, during the regular annual review process in January 2009. When applicable, base salary increases for the named executive officers other than the Chief Executive Officer are made by the Governance, Compensation and Nominating Committee upon the recommendation of Mr. Babb. In determining increases, if any, to base salaries, the Governance, Compensation and Nominating Committee considers the recommendations of Mr. Babb (in the case of the named executive officers other than himself), historical salary and total compensation levels for the individual, economic factors and information provided by Hewitt, as discussed in the "Our Compensation Consultant" section above. Although none of the named executive officers received a salary increase during the normal review cycle in January 2009, Mr. Babb recommended and the Committee approved a salary increase for Mr. Farmer in November 2009 to bring his base salary to a level more commensurate with his level of responsibility and as compared with similarly positioned executives both internally and externally. The increase to Mr. Farmer's salary was $75,000, bringing his annual salary to $500,000.

Management Incentive Plan

Comerica maintains a Management Incentive Plan for senior officers (i.e., Senior Vice President level officers and above, comprised of approximately 360 individuals, including the named executive officers) that provides cash incentives that are driven by Comerica's performance. In 2009, Comerica was prohibited from accruing or paying a cash bonus to any Covered Employee who would have otherwise been eligible for a bonus under the Management Incentive Plan. All of the named executive officers except for Mr. Farmer were Covered Employees in 2009.

Under the Management Incentive Plan, there are two parts to the incentive:

  •
  An award based on performance over a one-year period, and

  •
  An award based on performance over a three-year period.

The annual management incentive awards are intended to reward the attainment of short-term goals, while the three-year management incentive awards are intended to reward sustained performance over the long-term. Overall, awards under the Management Incentive Plan serve our compensation philosophy of aligning the interests of our top executives with those of our shareholders.

Currently, the primary measures of performance under the Management Incentive Plan are based on return on common equity and earnings per share growth in relation to Comerica's peer group. These two metrics have been chosen because they are two of the most commonly used metrics by investors and analysts to evaluate a bank's performance. In addition, unlike other metrics that may be calculated differently, return on common equity and earnings per share growth have a generally prescribed formula, allowing these metrics to be easily validated and compared to Comerica's peers. Comerica believes the use of measures that are well understood, transparent and based on the audited financial results of the Company are the foundation of a responsible incentive program that rewards performance without encouraging participants to take excessive risk.

The 2009 peer group consisted of the following 11 domestic bank holding companies:

2009 Peer Group
BB&T Corporation
Fifth Third Bancorp
Huntington Bancshares Incorporated
KeyCorp
Marshall & Ilsley Corporation
M&T Bank Corporation
The PNC Financial Services Group, Inc.
Regions Financial Corporation
SunTrust Banks, Inc.
U.S. Bancorp
Zions Bancorporation

The Governance, Compensation and Nominating Committee has determined that this peer group is the appropriate one to use for purposes of the Management Incentive Plan because the group consists of the domestic bank holding companies that the Governance, Compensation and Nominating Committee believes are the most comparable to Comerica in business focus and size. As of December 31, 2009, Comerica's assets totaled approximately $59.3 billion as compared with the peer group, with a median asset size of $113 billion.

At the beginning of each year, the Governance, Compensation and Nominating Committee determines the funding formula that will be applied to management incentive awards under the Management Incentive Plan, depending on Comerica's ranking as compared with its peer group. The 2009 funding formula was based on one-year return on common equity and one-year earnings per share growth (for the short-term incentive) and on three-year average return on common equity and three-year average earnings per share growth (for the long-term incentive).

The Governance, Compensation and Nominating Committee, in accordance with the terms of the Management Incentive Plan, may make adjustments to return on equity and earnings per share growth of Comerica or its peers when such adjustments are necessary to fairly compare Comerica to its peers (such as for acquisition-related restructuring charges). No adjustments were made to Comerica's return on equity or earnings per share growth for the one or three-year periods ended on December 31, 2009. Some peer results were adjusted for acquistion-related restructuring charges and to fully expense stock options in 2006 (affects 2007 earnings per share growth in the three-year earnings per share growth calculation). While these adjustments changed some peer one-year and three-year results, the adjustments did not affect any of Comerica's 2009 rankings.

A maximum annual and three-year incentive opportunity is established each year for the named executive officers under the Management Incentive Plan which represent a percentage of the respective named executive officer's base salary. Subject to the restrictions imposed on Comerica under the Regulations, the maximum opportunity for the performance periods ended December 31, 2009 are as set forth in the table below for each named executive officer:

Named Executive Officer	Maximum Annual Incentive Opportunity (as a % of base salary)	Maximum Three-Year Incentive Opportunity (as a % of base salary)
Mr. Babb	200%	100%
Ms. Acton	130%	45%
Mr. Buttigieg	180%	80%
Ms. Beck	130%	45%
Mr. Farmer	130%	45%

With the exception of Mr. Farmer, all of the named executive officers were Covered Employees in 2009 and, therefore, not eligible to receive a cash bonus under the Management Incentive Plan as prescribed by the Regulations. The maximum percentage opportunities, where applicable, were developed using market data for comparable positions at other financial organizations to ensure a competitive bonus opportunity, given maximum performance. The maximum opportunity increases at each level, reflecting an increase in responsibility and in market pay for comparable positions. The Governance, Compensation and Nominating Committee reviews and approves the maximum funding by level each year.

The Management Incentive Plan provides a greater maximum opportunity for the short-term incentive than for the long-term incentive because the long-term incentive under the Management Incentive Plan is balanced by the Long-Term Incentive Plan (discussed in the "Stock-Based Awards Under the Long-Term Incentive Plan" section on page [             ] below), which places more of an emphasis on long-term goals. In this way, Comerica's overall executive compensation program rewards strong performance in a balanced manner, both short-term and long-term. This is important because the balanced approach discourages unnecessary and excessive risk-taking while aligning the interests of management with those of the shareholders.

The maximum incentive opportunity amount under the Management Incentive Plan is used as the baseline for downward adjustments, depending on Comerica's performance as compared to its peers. The overall maximum incentive amount could only be attained if Comerica ranked number one in both return on equity and earnings per share growth in relation to the peer group for the short-term and long-term performance periods, as set forth in the funding formula below. The Company's objective is to award superior pay for superior performance, median pay for median performance and below median pay for below median performance.

For each of the Management Incentive Plan performance measurements, the funding formula assigns specific incentive payouts for each ranking (one through 12) that Comerica could achieve as compared to its peer group. If Comerica ranks poorly in relation to its peers on the funding formula criteria, executives will receive less of an incentive, or no incentive at all, depending on what the formula dictates. For example:

  •
  For the annual performance period ended December 31, 2002, the named executive officers received no annual incentive (excluding a hiring bonus for a new employee) because Comerica ranked second to last as compared to its peers for one-year return on average common equity and one-year earnings per share growth; and

  •
  For the three-year performance period ended December 31, 2004, the named executive officers received no long-term incentive because Comerica ranked last as compared to its peers for the three-year average return on average common equity and three-year average earnings per share growth.

There is no discretion to increase a bonus for named executive officers, only discretion to decrease a bonus for a particular executive if he or she has not performed at an optimal level. Comerica believes that this strict formulaic approach to incentives is important because it causes executives to be held accountable for corporate performance. This helps the Company to obtain its objective to award superior pay for superior performance, median pay for median performance and below median pay for below median performance.

The 2009 funding formula, based on Comerica's rank in comparison to firms in our peer group, was as follows:

Comerica's Rank Compared to Peers	Funding %
1	100%
2	95%
3	90%
4	85%
5	80%
6	70%
7	60%
8	50%
9	40%
10	30%
11	20%
12	0%

In 2010, Comerica's independent accountants, at the request of the Governance, Compensation and Nominating Committee, issued a report applying certain agreed-upon procedures to assist the Governance, Compensation and Nominating Committee in determining that the computations for the incentive awards issued for periods ended December 31, 2009 were made in conformity with the Management Incentive Plan. The report addressed Comerica's 2009 rankings in relation to the peer group for the annual and three-year performance periods, using the measurement components set by the Governance, Compensation and Nominating Committee. In order to facilitate making the peer comparison computations in a timely manner, Comerica's results are measured over calendar year-end periods, whereas peer data is taken from periods ending in the third calendar quarter. For example, Comerica's performance for the annual performance period that began on January 1, 2009 and ended on December 31, 2009 would be compared against our peers' performance for the four quarters that began on October 1, 2008 and ended on September 30, 2009.

For the performance periods ended on December 31, 2009, our results were as follows:

  •
  Comerica's one-year return on common equity was (2.37%), which placed Comerica at number five among its peer group;

  •
  Comerica's one-year earnings per share growth was (161.24%), which placed Comerica at number six among its peer group;

  •
  Comerica's three-year average return on common equity was 4.97%, which placed Comerica at number five among its peer group; and

  •
  Comerica's three-year average earnings per share growth was (83.81%), which placed Comerica at number six among its peer group.

At its January 26, 2010 meeting, the Governance, Compensation and Nominating Committee discussed the 2009 financial results described above and the incentive pool calculated based on those results. Because Comerica outperformed many of its peers for the performance periods ended December 31, 2009, the Management Incentive Plan funding formula provided for incentive payouts for both the annual and three-year performance periods. However, in light of the current U.S. economic environment and the restrictions imposed by the standards established by the U.S. Treasury Department for executive compensation and corporate governance (the "Regulations") pursuant to the American Recovery and Reinvestment Act of 2009 ("ARRA"), the Governance, Compensation and Nominating Committee also considered whether it was appropriate to reduce incentives below the amount earned under the Management Incentive Plan or to make other changes. In making its determination, the Committee considered the following:

  •
  Comerica's Management Incentive Plan is a shareholder approved plan. The program is designed to focus senior leadership on the delivery of short and longer-term results that benefit shareholders, and the measures used to quantify those results are well understood, transparent and based on audited financial results.

  •
  Comerica's Management Incentive Plan has been historically applied in a consistent and honest manner that only rewards positive performance relative to peers. Comerica cannot increase the incentive funding pool for named executive officers on a discretionary basis. Comerica does have, however, the ability to reduce the size of, or eliminate, funding under the Plan on a discretionary basis, even if the funding formula would call for an incentive payout. In years when Comerica's performance has been lower relative to peers, the funding has reflected that lower level of performance (including annual or three-year payouts of zero in some years, as discussed above).

  •
  Funding under Comerica's Management Incentive Plan is based primarily on return on common equity and earnings per share growth. Returns to taxpayers in the form of dividends paid under the Capital Purchase Plan ("CPP") created under the Emergency Economic Stabilization Act of 2008 are deducted before return on common equity and earnings per share growth are calculated. Therefore, Comerica's plan is based on post-CPP performance relative to peers, and the funding is earned based on Comerica outperforming its peers. (See "Executive Compensation Implications of the Emergency Economic Stabilization Act of 2008" and "The American Recovery and Reinvestment Act of 2009" above for a more detailed discussion of the CPP.)

  •
  Reduction of incentives earned under the Management Incentive Plan might discourage Comerica's key employees from striving to perform at their utmost during a time when Comerica's most important assets, its people, need to be present, engaged and committed to efforts designed to see the Company through the current turbulent cycle.

After discussion and consideration of the factors described above, the Committee determined that, although Comerica outperformed many of the peer banks on a relative basis, the resulting funding pursuant to the formula did not accurately reflect Comerica's overall corporate performance for 2009. To ensure the Management Incentive Plan continues to operate in the best interests of Comerica's shareholders, the Plan provides Comerica the opportunity to reduce the size of, or eliminate, funding under the Plan. Accordingly, the Committee made the following determinations under the Management Incentive Plan for the performance periods ended December 31, 2009:

  •
  No awards of any type were made to any senior officer with respect to the Company's annual financial performance for the one-year period, even though the Management Incentive Plan formula would have provided for such an award.

  •
  No cash awards were made with respect to the three-year performance period to the named executive officers, with the exception of Mr. Farmer, who was not a Covered Employee in

    2009, or to any other of the Covered Employees for 2009 who would have otherwise been eligible to receive a cash award for this three-year period.

  •
  The Regulations generally permit the payment of incentive compensation to the SEOs and other Covered Employees in the form of long-term restricted stock that is subject to vesting and transfer restrictions and that does not exceed one-third of the individual's total annual compensation in the year of grant. Although Mr. Babb and Mr. Buttigieg would have been eligible to receive this type of long-term restricted stock grant in lieu of their three-year incentive, at Mr. Babb's recommendation, the Committee did not provide any such consideration with respect to the three-year performance period for either of them.

  •
  Ms. Acton, Ms. Beck and certain other Covered Employees received a grant of long-term restricted stock in an amount equal to what they otherwise would have been entitled to receive in 2009 with respect to the three-year performance period, based on the pre-established funding formula. The awards were in compliance with the Regulations and vest five years from the date of grant.

  •
  Cash awards with respect to the three-year performance period (which, pursuant to the Regulations, were available only to persons other than 2009 Covered Employees, including Mr. Farmer) were based on the performance results of the pre-established funding formula. Mr. Farmer received a cash award prorated for the period of time he was employed during the three-year performance period in the amount of $55,781. He received an award of long-term restricted stock with a value equivalent to the additional three-year cash funding he would have received if he had been employed for the full period from 2007 through 2009.

The Committee concluded that this approach to compensation would comply with the applicable Regulations while appropriately rewarding senior management for the Company's performance during this challenging period.

Stock-Based Awards under the Long-Term Incentive Plan

Subject to the Regulations, Comerica's officers and employees, including all of the named executive officers, are eligible to receive stock-based awards under Comerica's Long-Term Incentive Plan, which was approved at the May 16, 2006 annual meeting of shareholders. The Long-Term Incentive Plan serves our compensation philosophy of aligning the interests of our officers and employees with those of shareholders by providing an incentive to contribute to the long-term goals of Comerica. Equity-based compensation also serves our overall compensation philosophy by assisting in the attraction and retention of qualified employees.

Regular awards in 2009 consisted of stock option and restricted stock grants, which were made as part of the total compensation package and awarded during the regular annual grant cycle in January 2009, prior to the introduction of the Regulations in June 2009. However, commencing with the effectiveness of the Regulations and continuing as long as the Company is a participant in the U.S. Department of the Treasury's Capital Purchase Program ("CPP"), the only form of equity incentives the Company is permitted to grant to the SEOs and the next 20 most highly paid employees (collectively, the "Covered Employees") is long-term restricted stock. (See "Executive Compensation Implications of the Emergency Economic Stabilization Act of 2008" and "The American Recovery and Reinvestment Act of 2009" sections for more information.)

We have historically granted both stock options and restricted stock because they each serve different aspects of our compensation philosophy:

  •
  Stock options encourage the named executive officers to achieve long-term goals because they only have value to the recipient if there are gains in the stock price. For example, stock options granted in 2009 vest ratably over four years, and no gain is realizable prior to vesting; therefore, stock options give our executives strong incentives to improve long-term financial performance and to increase shareholder value.

  •
  Restricted stock serves a dual purpose, both encouraging the named executive officers to achieve high long-term performance (because the restricted stock will be worth more if the stock price increases) and serving as an important retention tool. For example, the 2009 restricted stock grants to the named executive officers vest five years from the date of the grant, sometimes referred to as "cliff vesting." Because the executive officer loses rights in respect of the restricted stock grant if he or she leaves Comerica prior to the expiration of the five-year period, the executive officer is motivated to remain with Comerica long-term. This five-year vesting period is longer than the industry standard.

Comerica believes that the combination approach of granting stock options and restricted stock best allows us to pursue our compensation philosophy of successfully retaining and motivating our named executive officers.

Grants of stock options (when permissible) and restricted stock to the named executive officers have been allocated from a pool of stock that is created each year based on several factors including:

  •
  Targeted awards as a percent of each officer's base salary;

  •
  The number of shares available for grant under the Long-Term Incentive Plan; and

  •
  Analysis of Comerica's share usage compared with industry benchmarks.

Distribution from the pool to the named executive officers is based on the Governance, Compensation and Nominating Committee's assessment of the officer's future potential to contribute to Comerica (as evidenced, in part, by individual performance and levels of responsibility) and of competitive data.

Historically, Comerica has generally allocated the awards between stock options and restricted stock by determining a dollar value to be granted to an individual, and then apportioning part of that dollar value to stock options and the other portion to restricted stock. With respect to all the named executive officers other than himself, the Chief Executive Officer makes grant recommendations to the Governance, Compensation and Nominating Committee. The Governance, Compensation and Nominating Committee considers his recommendations, historical total compensation, historical grants made to the individuals and survey information provided by the Governance, Compensation and Nominating Committee's independent compensation consultant, Hewitt, in making its grant determinations. With respect to the Chief Executive Officer, the Governance, Compensation and Nominating Committee typically determines the amount of his grant without receiving any recommendation from management, although it does consider historical compensation and grant data as well as survey information provided by Hewitt. This survey information includes detailed peer compensation data, such as the value of option and restricted stock grants and Long-Term Incentive Plan payments, as discussed in "The Governance, Compensation and Nominating Committee's Compensation Consultant" section above. In 2009, the Committee, at the request of the Chief Executive Officer, decided to reduce to zero the cash award under the Management Incentive Plan for the annual performance period ending December 31, 2008. Instead, the Committee granted him shares of restricted stock with a five year cliff vesting schedule equivalent to the value of what he would have received for the annual performance incentive. The total number of shares granted in lieu of the 2008 cash incentive award was 58,000 shares with a fair market value of $1,004,560 on the date of grant. This award was made in addition to the regular annual grant of restricted stock determined by the Committee for 2009.

In addition to the regular annual January grants, in November 2009, the Governance, Compensation and Nominating Committee awarded grants of long-term restricted stock to the named executive officers, except for Mr. Babb and Mr. Buttigieg (neither of whom, at the recommendation of Mr. Babb, received any such grant). (See the "Management Incentive Plan" section above for more information.) These long-term restricted stock awards were granted to Ms. Acton and Ms. Beck in lieu of their 2009 incentive with respect to the three-year performance period under the Management Incentive Plan. They were also granted to Mr. Farmer with respect to the additional three-year funding he would have been eligible for if he had been employed for the full period from 2007 through 2009. Each of the awards did not exceed one-third of the applicable SEO's annual compensation, in compliance with the Regulations. The awards cliff vest five years from the date of grant.

Stock Granting Policy

In 2009, regular annual grants to the named executive officers were made at the regularly scheduled Governance, Compensation and Nominating Committee meeting on January 27, 2009 in accordance with Comerica's Stock Granting Policy. The Stock Granting Policy stipulates that, in general, Comerica will make stock-based grants to eligible employees, including the named executive officers, once per year at the first regularly scheduled meeting of the Governance, Compensation and Nominating Committee that calendar year. The grant date is the date of such regularly scheduled Governance, Compensation and Nominating Committee meeting, unless (a) such meeting does not occur on a day in which the New York Stock Exchange is open for trading ("NYSE Trading Day") or (b) such meeting does not occur during a Trading Window (as defined in Comerica's Insider Trading Policy).

In accordance with the Stock Granting Policy, the Governance, Compensation and Nominating Committee granted the named executive officers stock options and restricted stock on January 27, 2009, at the first regularly-scheduled meeting of the Governance, Compensation and Nominating Committee in 2009. The meeting was held on a NYSE Trading Day and fell within a regularly scheduled Trading Window. The exercise price for the 2009 stock options is the closing price of Comerica's common stock on the grant date, and the stock options vest ratably over four years. The 2009 restricted stock grants to the named executive officers, as previously mentioned, are subject to five-year cliff vesting.

Comerica also may award stock-based grants during the year to newly hired employees, including newly hired named executive officers, as part of their compensation package. Under the Stock Granting Policy, in most cases, the grant date would depend on the named executive officer's actual start date. For a named executive officer whose start date fell between the first and the 15th day of the month, the Governance, Compensation and Nominating Committee would typically set the grant date as the last day of such month or, if the last day of such month were not a NYSE Trading Day, then the first NYSE Trading Day immediately preceding the last day of such month. If the start date fell between the 16th and the last day of the month, the grant date would be on the 15th day of the following month or, if the 15th day of the following month was not a NYSE Trading Day, then the first NYSE Trading Day immediately preceding the 15th day of such month. However, if the foregoing grant dates had already passed before a grant was made (because, for example, the Governance, Compensation and Nominating Committee did not meet shortly before the time of the employee's start date), then the Stock Granting Policy provides that the Governance, Compensation and Nominating Committee would make such grant at a regularly scheduled meeting, and the grant date would be the date of such regularly scheduled Governance, Compensation and Nominating Committee meeting unless (a) such meeting did not occur on a NYSE Trading Day or (b) such meeting did not occur during a Trading Window. In either such case, the grant date would be the first NYSE Trading Day immediately following the regularly scheduled meeting of the Governance, Compensation and Nominating Committee that also occurred in a Trading Window. None of the named executive officers were newly hired in 2009.

Under the Stock Granting Policy, off-cycle option or restricted stock grants (such as for special recognition or retention purposes) are made to named executive officers by the Governance, Compensation and Nominating Committee at a regularly scheduled meeting. If the grants are approved, the grant date is the date of the applicable meeting, unless (a) such meeting did not occur on a NYSE Trading Day or (b) such meeting did not occur during a Trading Window.

As discussed in the "Management Incentive Plan" and "Stock-Based Awards Under the Long-Term Incentive Plan" sections above, the named executive officers, other than Mr. Babb and Mr. Buttigieg, did receive off-cycle grants of long-term restricted stock in 2009 with respect to the three-year performance period under the Management Incentive Plan. These awards were made at the Governance, Compensation and Nominating Committee meeting on November 17, 2009 in accordance with Comerica's Stock Granting Policy. The meeting was held on a NYSE Trading Day and fell within a regularly scheduled Trading Window. The long-term restricted stock grants, as previously mentioned, are subject to five-year cliff vesting.

Employee Stock Purchase Plan

Comerica has an Employee Stock Purchase Plan ("ESPP") which provides participating employees a convenient and affordable way to purchase shares of Comerica common stock without being charged a brokerage fee. This encourages share ownership, which serves our compensation philosophy of aligning the interests of Comerica's employees with those of its shareholders. For further details on the terms on which our named executive officers participate in the ESPP, please see the "2009 Summary Compensation Table", and footnote 7 to the "2009 Summary Compensation Table", below.

Stock Ownership Guidelines

In order to pursue our compensation philosophy of aligning the interests of our senior officers with those of the shareholders, we have implemented stock ownership guidelines that encourage senior officers to own a significant number of shares of Comerica's common stock. The stock ownership guidelines are calculated based on the senior officer's annual base salary times a certain multiple. Comerica encourages its senior officers to achieve the targeted stock ownership levels within five years of being promoted or named to the applicable senior officer position. For purposes of the stock ownership guidelines, stock ownership includes unvested shares of restricted stock and all other shares owned by the executive, including shares held in trust where the executive retains beneficial ownership. However, outstanding stock option awards, whether vested or unvested, are not applied toward the stock ownership calculation for purposes of meeting the stock ownership guidelines. The population subject to share ownership guidelines includes approximately 116 employees, including the named executive officers. As of December 31, 2009, all named executive officers who had held their current title for at least five years had met their respective stock ownership guideline levels.

OFFICER STOCK OWNERSHIP GUIDELINES

Level	Multiple of Annual Salary	Years to Attain
Chairman and Chief Executive Officer	5.0 times	5 Years
Vice Chairman	3.0 times	5 Years
Executive Vice President (Salary Grades BE3 and BE4)	3.0 times	5 Years
Senior Vice President (Salary Grade BE2)	2.0 times	5 Years

Retirement Benefits

Comerica provides retirement benefits to attract and retain employees and to encourage employees to save money for their retirement.

The Company sponsors a tax-qualified defined benefit retirement plan that provides a retirement benefit based on a salaried employee's years of service and final average monthly pay. Final average monthly pay is a participant's highest aggregate monthly compensation for 60 consecutive calendar months within the last 120 calendar months before the earlier of retirement or separation from service, divided by 60. Employees hired on or after January 1, 2007 are not eligible to participate. The Company also sponsors a Benefit Equalization Plan for Employees of Comerica Incorporated (the "SERP") who participate in the tax qualified defined benefit retirement plan to restore benefits that are capped under such plan due to Internal Revenue Service ("IRS") limits on annual compensation, annual benefit amounts and the absence of top-heavy accruals to key employees if the plan becomes top-heavy. The SERP includes the amount of certain deferrals that are not included within the compensation definition in the Pension Plan. Comerica provides the SERP in keeping with competitive practices in the external marketplace. The SERP includes the amount of certain deferrals that are not included within the compensation definition in the Pension Plan.

The Company also maintains a 401(k) savings plan for all employees. Prior to 2007, Comerica provided two types of matching with respect to participant contributions. The first type of matching was called a core match. It consisted of a 50% match on the first $1,000 of qualified compensation the participant contributed, plus a 25% match on the next $2,000 of qualified compensation the participant contributed up to a maximum contribution of $1,000. The second type of matching was called a performance-based match. If Comerica met its financial goals, 401(k) savings plan contributors received a performance-based match in addition to the core match. The match amount varied and was made on contributions up to three percent of an individual's salary subject to the IRS annual compensation limit. The match amount was determined based on Comerica's overall performance compared to that of its peers. The matched amounts vested at the end of the calendar year.

Effective January 1, 2007, Comerica implemented a new Safe Harbor 401(k) plan with an enhanced match to place Comerica in a more competitive position relative to peers and to assist with recruiting and retention of employees. The 401(k) savings plan match was revised by discontinuing the core and performance-based matches and replacing them with a 100% match on the first four percent of a participant's qualified earnings, subject to the IRS annual compensation limit of $245,000 in 2009, that have been contributed to the 401(k) savings plan. The match is placed in the employee's current investment selections and vests immediately rather than at the end of the calendar year. Under both the old and the new system, the matching criteria are the same for all employees, so the named executive officers do not receive a benefit that is not also available to other employees.

A salaried employee hired on or after January 1, 2007 does not participate in the defined benefit pension plan but is eligible for a company contribution pursuant to the Defined Contribution (DC) Feature under the 401(k) savings plan. The annual company contribution pursuant to the DC Feature is made on behalf of participants who complete at least 1,000 hours of service during the plan year and equals a percentage of compensation that is based on the participant's total age and years of service points as follows:

Total Age and Service Points	Company Contribution
Less than 40	3.0%
40-49	4.0%
50-59	5.0%
60-69	6.0%
70-79	7.0%
80 or more	8.0%

Company contribution accounts under the DC Feature are 100% vested after 3 years of service or at normal retirement age (65) or upon death while an employee. Payment of vested accounts may be made in a lump sum or as an annuity. No in-service distributions or loans from the Company contribution accounts under the DC Feature are permitted. All of the named executive officers, with the exception of Mr. Farmer, were hired prior to January 1, 2007 and, accordingly, they participate in the defined benefit pension plan rather than the DC Feature. See the "Pension Benefits at Fiscal Year-End 2009" table on page [             ] below for more information about their benefits under the defined benefit pension plan. Mr. Farmer was hired after January 1, 2007 and participates in the DC Feature. Mr. Farmer received a contribution under the DC Feature for 2009 in the amount of $9,800 based on his total age and service points.

Perquisites

During 2009 we provided limited perquisites to the named executive officers, including:

  •
  Club memberships;

  •
  Use of a company vehicle or a regularly paid automobile allowance; and

  •
  Tax return preparation (eliminated effective June 15, 2009).

Comerica determined that it was in its best interest to provide these perquisites as part of a competitive pay package, which assists in recruiting and maintaining talented executives, as well as for the convenience of the named executive officers. These perquisites are intended primarily for business purposes, though a portion of their use may have a personal aspect. For example, club memberships are provided for work-related purposes, such as client entertainment, though the named executive officers may also use the club memberships for personal purposes. Comerica only reimburses named executive officers for club meals and activities that have a business purpose.

Effective June 15, 2009, Comerica eliminated tax preparation as a perquisite on a going forward basis because Comerica determined that this perquisite was no longer necessary to provide the named executive officers with competitive compensation and benefits.

Comerica provides relocation benefits to many employees at various levels within the organization when they are asked by the Company to relocate. Relocation benefits are generally provided to encourage employees (or new hires) to relocate, to help ease the transition for them and their families, and to help them remain focused on the business of Comerica rather than on personal relocation issues. Relocation benefits provided to numerous employees at various levels include pre-commitment visits, miscellaneous expense allowances, tax assistance, home sale assistance, closing costs on home sale, home buyout costs (based on the appraised market value of the home), home sale incentives, up to $100,000 of losses on the sale of homes, home finding trips, home purchase closing costs, household goods shipping, temporary living expenses, duplicate housing expenses and final trip expenses. In 2009, Comerica provided these same relocation benefits to Mr. Farmer, who was newly hired by Comerica toward the end of 2008 and had been living in another city.

Comerica has historically prohibited, and continues to prohibit, the use of the corporate aircraft by executive officers, including the named executive officers, for personal purposes, except in the event of an emergency (such as a medical or life-threatening event), in which case the executive is required to reimburse Comerica for the full incremental cost of such use.

Employment Contracts and Severance or Change in Control Agreements

Ralph W. Babb, Jr.

At the time Ralph W. Babb, Jr. was first hired in 1995, Comerica entered into a Supplemental Pension and Retiree Medical Agreement with him, which is designed to make Mr. Babb whole with respect to pension benefits that he lost when he left his prior employer to come to Comerica. This supplemental pension provides Mr. Babb a benefit equal to the amount to which he would have been entitled under Comerica's Pension Plan had he been employed by Comerica since October 1978 (an additional 17 years of service), less amounts received by him under both Comerica's Pension Plan and the defined benefit pension plans of his prior employer. In addition, Comerica will provide Mr. Babb and his spouse with retiree medical and accidental insurance coverage for his and her lifetime on a basis no less favorable than such benefits were provided to them as of the date of the agreement. For additional information on Mr. Babb's supplemental pension arrangements, please see the table below entitled, "Pension Benefits at Fiscal Year-End 2009."

All Named Executive Officers

Each named executive officer is a party to a change in control employment agreement with Comerica. The Committee has concluded that change in control employment agreements help to aid Comerica in attracting and retaining executives by reducing the personal uncertainty that arises from the possibility of a future business combination. Moreover, the change in control employment agreements are designed to offset the uncertainty of executives as to their own futures if a change in control actually occurs. Comerica believes that the change in control employment agreements help to increase shareholder value by making the executives neutral to change in control transactions that are in the best interests of Comerica and its shareholders.

The agreements generally provide for severance benefits to be paid in the event that, during the 30-month period following a change in control, the executive's employment is terminated by Comerica without "cause" or the executive resigns for "good reason," such as following an adverse change in duties, compensation or location of employment. Comerica's change in control agreements also contain a provision that permits the named executive officers to resign for any reason within the 30-day period following the first anniversary of the change in control. This feature, sometimes referred to as a window period provision, is designed to provide incentives for the named executive officers to be available to an acquirer during a one-year transition period following a change in control. Comerica believes that the window period feature may serve the interests of Comerica and its shareholders by the anticipation that the employee, in order to satisfy the prerequisite for guaranteed severance benefits, will be available and render services both during the pendency of a takeover proposal and during the crucial one-year transition period following a change in control. However, on a going forward basis, it is expected that any new change in control agreements will not contain this type of window period provision.

If the executive becomes entitled to receive severance benefits under his or her agreement, he or she will receive, in addition to other benefits he or she may have under any other agreement with, or benefit plan or arrangement of, subject to any limitations imposed pursuant to the Regulations and applicable law:

  •
  a pro rata bonus based upon the highest annual bonus he or she earned during any of the last three fiscal years prior to the change in control or during the most recently completed fiscal year;

  •
  an amount equal to three times the executive's annual base salary;

  •
  an amount equal to three times the highest annual bonus the executive earned during any of the last three fiscal years prior to the change in control or during the most recently completed fiscal year;

  •
  a payment equal to the excess of: (a) the retirement benefits he or she would receive under Comerica's defined benefit pension and excess plans if he or she continued to receive service credit for three years after the date his or her employment was terminated over (b) the retirement benefits he or she actually accrued under the plans as of the date of termination;

  •
  provision of health, accident, disability and life insurance benefits for three years after the executive's employment terminates, unless he or she becomes eligible to receive comparable benefits during the three-year period;

  •
  payment of any legal fees and expenses reasonably incurred by the executive to enforce his or her rights under the agreement; and

  •
  outplacement services.

In our view, the severance multiple of three times base salary and bonus that each named executive officer would receive is appropriate. We believe that these benefits serve our compensation philosophy of attracting and retaining executives who are critical to the execution of our long-term strategic vision, as they are consistent with what many senior executives in the financial services industry receive, and of aligning the interests of our executives with those of our shareholders, as these agreements ensure that shareholders will have the benefit of the undivided attention of our executives during the uncertain period before and after a change in control.

The change in control agreements also incorporate provisions to deal with the impact of the federal excise tax on excess parachute payments. The so-called "golden parachute" tax rules subject "excess parachute payments" to a dual penalty: the imposition of a 20% excise tax upon the recipient and non-deductibility of such payments by the paying corporation. While the excise tax is seemingly evenhanded, the excise tax can discriminate against long-serving employees in favor of new hires, against individuals who do not exercise options in favor of those who do and against those who elect to defer compensation in favor of those who do not. For these reasons, we provide an excise tax gross-up in the change in control agreements. However, on a going forward basis, it is expected that new change in control agreements would not contain an excise tax gross-up provision.

The named executive officers (other than Mr. Farmer, who was not a named executive officer at the time the Company became a participant in the CPP program), each signed a consent whereby they agreed to amendments to their change in control agreements that brought the agreements into compliance with the CPP requirements. Mr. Farmer signed an agreement acknowledging that participation in the Company's compensation and benefits arrangements will be limited to ensure that the compensation and arrangements comply with and are administered in accordance with the provisions of EESA and the Regulations for the period required by EESA and the Regulations. (See the "Executive Compensation Implications of the Emergency Economic Stabilization Act of 2008" and "The American Recovery and Reinvestment Act of 2009" sections for more information.) The Regulations that were effective June 15, 2009 prohibit the payment of any "golden parachute" payments to the SEOs or the next five most highly compensated employees of a CPP participant.

For more information on the terms and conditions of the change in control agreements, also see the section entitled "Potential Payments upon Termination or Change in Control at Fiscal Year-End 2009."

Deductibility of Executive Compensation

Comerica's executive compensation programs are designed to maximize the deductibility of executive compensation under the Internal Revenue Code. However, the Governance, Compensation and Nominating Committee reserves the right in the exercise of its business judgment to establish appropriate compensation levels for executive officers that may exceed the limits on tax deductibility established under Section 162(m) of the Internal Revenue Code and would not be deductible.

Participation in the CPP imposes additional limitations under Section 162(m) of the Internal Revenue Code. During the period the Treasury holds equity or debt securities of the Company, we cannot deduct annual compensation for the Section 162(m) "covered executives" in excess of $500,000. In addition, the "performance-based exception" of Section 162(m) does not apply to this deduction limit. As a result, certain portions of our executive officers' compensation attributable to services during our CPP participation period may not be deductible when paid.

The aggregate nondeductible portion of SEO compensation paid in 2009 is $1,664,963. The primary components of this nondeductible compensation are base salaries and the value of restricted stock that vested in 2009. As discussed in the "Base Salaries" and "Stock-Based Awards under the Long-Term Incentive Plan" sections above, salaries and restricted stock are critical components of Comerica's executive compensation program and help to attract and retain executives who are critical to our long-term strategy. At a 35% tax rate, the aggregate cost to the Company associated with the inability to deduct this compensation for 2009 is $582,737, or $0.00385 per share based on 151,179,629 shares outstanding as of December 31, 2009.

GOVERNANCE, COMPENSATION AND NOMINATING COMMITTEE REPORT

The Governance, Compensation and Nominating Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on that review and those discussions, it recommended to the Board of Directors that the foregoing Compensation Discussion and Analysis be included in Comerica's proxy statement.

Governance, Compensation and Nominating Committee Review of Compensation Plans

The Regulations require the Governance, Compensation and Nominating Committee, in conjunction with our senior risk officers, to discuss, review and evaluate at least every six months: (1) the SEO compensation plans to ensure that the SEO compensation plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of the Company, (2) employee compensation plans in light of the risks posed by such plans and how to limit such risks, and (3) employee compensation plans to ensure that these plans do not encourage the manipulation of reported earnings to enhance the compensation of any employees. The most recent meeting was held on January 26, 2010 to discuss these matters.

At the meeting on January 26, 2010, the Governance, Compensation and Nominating Committee and senior risk officers met to discuss, review and evaluate the relationship between our risk management policies and practices and SEO and other employee compensation arrangements. This meeting included a detailed review of the structure and components of our compensation arrangements, the material potential sources of risk in our business lines and compensation arrangements and various policies and practices of Comerica that mitigate this risk. Within this framework, a variety of topics was discussed, including the parameters of acceptable and excessive risk taking (based on an understanding that some risk taking is an inherent part of operating a business) and the general business goals and concerns of the Company, including the need to attract, retain and motivate top tier talent. In particular, a significant portion of the discussion focused on the risks associated with the design of each plan, particularly higher risk incentive plans, the mitigation factors that exist for each plan, additional factors that could be considered and an overall risk assessment with respect to the plan.

The risks with regard to employee compensation plans were assessed based on the plan design features and financial impact of each plan. Plan design features that could increase risk, if not for the presence of mitigating factors, were identified as follows: uncapped sales commissions, plans with significant maximum payouts, plans without a link to corporate performance and lending plans which by their nature have significant potential impact. Mitigating factors that reduce plan design risk were identified as follows:

  •
  Clear separation of operation and production/origination roles.

  •
  Employees in different roles work in concert with one another and, therefore, one individual cannot take risky actions independently.

  •
  Actual allocation of incentive pools is subject to manager recommendations.

  •
  Portion of incentives within the lending programs are subject to a 12 month holdback period, until applicable payout criteria can be confirmed.

  •
  Incentives based on profitability measures incorporate risk adjustments based on several factors such as risk rating, probability of default, etc.

  •
  In addition to financial metrics, performance against strategic goals is a key qualitative factor.

In addition to the mitigating factors discussed above, we believe that Comerica has a strong governance process in place to manage employee compensation plans. Key governance practices that help to mitigate risk are as follows:

  •
  Comerica has a Business Unit Incentive Oversight Committee ("BUIOC") comprised of senior leaders within the organization, including the senior risk officers, who review and approve incentive plans meeting certain employee or spend thresholds each year. The BUIOC was established by the Governance, Compensation and Nominating Committee.

  •
  Design teams are cross-functional and include non-business unit members.

  •
  Processes for dispute resolution are consistent across all plans.

  •
  Payouts are administered and monitored by Comerica's Finance Department.

A report reviewed by the senior risk officers and the Governance, Compensation and Nominating Committee was prepared by Towers Watson, a nationally known consulting firm retained by management to assist in this process. The report did not identify any element of the compensation program that would increase the likelihood of SEOs being rewarded for taking unnecessary or excessive risks. The report also did not find any evidence of the employee compensation plans encouraging behavior focused on short-term results rather than long-term value creation or manipulation of reported earnings to enhance the compensation of any employee. Hewitt, the Governance, Compensation and Nominating Committee's independent executive compensation consultant, also reviewed the report and agreed with the conclusions drawn by the senior risk officers. As a result of this discussion, review and evaluation, the Governance, Compensation and Nominating Committee found that Comerica's compensation programs do not encourage the SEOs to take unnecessary and excessive risks that threaten the value of the Corporation, do not encourage behavior focused on short-term results rather than long-term value creation and do not encourage the manipulation of reported earnings to enhance the compensation of any employees, in each case because Comerica has in place a number of mitigation factors that significantly offset any risks inherent in the plan structure. In addition, the Governance, Compensation and Nominating Committee plans to continue to monitor the risks inherent in our compensation plan structures and modifications to the mitigation factors in place, either directly or through our senior risk officers. The Governance, Compensation and Nominating Committee found that the SEO compensation plans do not encourage behavior based on short-term results rather than long-term value creation, in large part because the SEO compensation plans are competitive and well-balanced, with a mix of cash and equity based on short and long-term factors, as described above.

The Governance, Compensation and Nominating Committee certifies that:

  •
  It has reviewed with senior risk officers the senior executive officer ("SEO") compensation plans and has made all reasonable efforts to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of Comerica;

  •
  It has reviewed with senior risk officers the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to Comerica; and

  •
  It has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of Comerica to enhance the compensation of any employee.

The list of SEO plans reviewed and an explanation of how each plan does not encourage SEOs to take unnecessary and excessive risks that threaten the value of the Corporation is provided in Appendix I, which is incorporated into this report by reference. The list of employee compensation plans reviewed and an explanation of how any unnecessary risks by these plans have been limited and how these plans do not encourage the manipulation of reported earnings to enhance the compensation of any employee is provided in Appendix II, which is incorporated into this report by reference.

The Governance, Compensation and Nominating Committee

Kenneth L. Way, Chairman
Lillian Bauder, Vice Chairman
Richard G. Lindner, Vice Chairman
Roger A. Cregg
Jacqueline P. Kane
Alfred A. Piergallini

February 16, 2010

The following table summarizes the compensation of the Chief Executive Officer of Comerica, the Chief Financial Officer of Comerica and the three other most highly compensated executive officers of Comerica who were serving at the end of the fiscal year ended December 31, 2009 (collectively, the "named executive officers").

2009 SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year	Salary ($)	Stock Awards (1)(2) ($)	Option Awards (3) ($)	Non-Equity Incentive Plan Compensation (4) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (5) ($)	All Other Compensation (6)(7)(8) ($)	Total ($)
Ralph W. Babb, Jr.	2009	985,000	1,801,280	545,908	0	866,533	67,674	4,266,395
Chairman of the Board,	2008	985,000	1,273,300	956,000	615,625	1,839,230	278,320	5,947,475
President and Chief Executive Officer, Comerica Incorporated and Comerica Bank	2007	960,000	1,769,400	1,247,000	2,016,000	1,389,069	336,421	7,717,890
Elizabeth S. Acton	2009	512,500	394,659	151,496	0	177,884	30,308	1,266,847
Executive Vice President	2008	512,500	690,765	305,920	510,570	207,246	38,504	2,265,505
and Chief Financial Officer,	2007	500,000	412,860	399,040	602,500	101,820	341,762	2,357,982
Comerica Incorporated and Comerica Bank
Joseph J. Buttigieg, III	2009	667,000	391,432	267,730	0	603,986	35,769	1,965,917
Vice Chairman,	2008	667,000	919,202	487,560	993,830	1,247,542	252,954	4,568,089
Comerica Incorporated and Comerica Bank	2007	650,000	825,720	623,500	1,176,500	1,069,182	138,838	4,483,740
Mary Constance Beck	2009	596,000	454,019	173,045	0	195,437	40,392	1,458,893
Executive Vice President	2008	596,000	528,045	325,040	593,760	226,695	44,063	2,313,603
Comerica Incorporated and Comerica Bank	2007	581,000	530,820	423,980	700,105	172,891	221,469	2,630,265
Curtis C. Farmer	2009	430,769	262,564	119,499	55,781	0	328,627	1,197,240
Executive Vice President
Comerica Incorporated and Comerica Bank

Footnotes:

(a)
Current position held by the named executive officer as of February 26, 2010, except for Joseph J. Buttigieg, who transitioned to a different position as Senior Executive — Special Projects, effective February 1, 2010.

(1)
This column represents the aggregate grant date fair value of restricted stock granted to each of the named executive officers in 2009, 2008 and 2007 in accordance with Accounting Standards Codification (ASC) 718 and Item 402 of Regulation S-K. For additional information on the assumptions used in determining fair value for share-based compensation, refer to Notes 1 and 18 in the Consolidated Financial Statements in Comerica's Annual Report on Form 10-K for the year ended December 31, 2009. See the "2009 Grants of Plan-Based Awards" table below for information on awards made in 2009. These amounts reflect the aggregate grant date fair value for these awards and do not correspond to the actual value that will be recognized by the named executive officers. See the "Outstanding Equity Awards at Fiscal Year-End 2009" table below for information on the market value of shares not vested as of December 31, 2009. The shares granted to Mr. Babb in 2009 included 58,000 shares with a fair market value of $1,004,560 on the date of grant. At Mr. Babb's request, the cash incentive award that Mr. Babb would have otherwise received under the Management Incentive Plan for the one-year period ended December 31, 2008 was reduced to zero, and these shares were granted in lieu thereof. Mr. Babb's regular award for 2009 was 46,000 shares with a fair market value of $796,720 on the date of grant.

(2)
Grants of restricted stock include the right to receive cash dividends. Amounts for 2009, 2008 and 2007, respectively, paid to each of the named executive officers on their unvested restricted stock were as follows: (Ralph W. Babb, Jr., $71,230, $295,110 and $231,795; Elizabeth S. Acton, $22,654, $108,481 and $100,790; Mary Constance Beck, $25,278, $116,998 and $80,030; Joseph J. Buttigieg, III, $37,668, $146,200 and $123,340; and Curtis C. Farmer, $4,395 (for 2009)).

(3)
This column represents the aggregate grant date fair value of stock options granted to each of the named executive officers in 2009, 2008 and 2007 in accordance with ASC 718 and Item 402 of Regulation S-K. The amounts reflect the fair market value at the date of grant for these awards based on a binomial lattice valuation and do not correspond to the actual value that will be recognized by the name executive officers. See the "2009 Grants of Plan-Based Awards" table below for information on awards made in 2009. The binomial value assigned to an option as of each grant date in 2007, 2008 and 2009 is as follows: 2007, $12.47; 2008, $9.56; and 2009, $6.53 with the exception of Mr. Farmer's grant in 2008, where the binomial value was $7.98. For additional information on the valuation assumptions used in determining fair value for share-based compensation, refer to Notes 1 and 18 in the Consolidated Financial Statements in Comerica's Annual Report on Form 10-K for the year ended December 31, 2009. See the "Outstanding Equity Awards at Fiscal Year-End 2009" table on page [             ] for information on the number of exercisable and unexercisable options held, option exercise prices and option expiration dates as of December 31, 2009.

(4)
Amounts in this column represent incentive awards, if any, under Comerica's Management Incentive Plan based on Comerica's return on average equity and earnings per share growth performance for the one-year and three-year performance periods ended December 31, 2009, December 31, 2008 and December 31, 2007, respectively. If eligible, participants receive the one-year and three-year performance awards entirely in cash. When senior officers elect to defer the one-year or three-year performance award, all or a portion of the deferred award will be deemed invested in Comerica common stock and paid out in common stock and/or deemed invested in various investment funds and paid out in cash, at the election of the participant. As Mr. Babb, Ms. Acton, Mr. Buttigieg and Ms. Beck were Covered Employees in 2009, they were not eligible to receive a cash bonus under the Management Incentive Plan as prescribed by the Regulations. Mr. Farmer was not a Covered Employee in 2009 and, therefore, was eligible to receive a cash bonus under the Management Incentive Plan.

A break-down of the one-year and three-year incentives paid under the Management Incentive Plan for the performance periods ended December 31, 2009, as compared with the performance periods ended December 31, 2008, are set forth in the table below with respect to each of the named executive officers except Mr. Farmer, who was not a named executive officer in 2007 or 2008:

Named Executive Officer	Annual Cash Incentive for 2009	Three-Year Cash Incentive for 2007-2009	Annual Cash Incentive for 2008	Three-Year Cash Incentive for 2006-2008	Change in Total Cash Incentive from 2008 to 2009
Mr. Babb	$0	$0	$0	$615,625	$(615,625)
Ms. Acton	$0	$0	$366,440	$144,130	$(510,570)
Mr. Buttigieg	$0	$0	$660,330	$333,500	$(993,830)
Ms. Beck	$0	$0	$426,140	$167,620	$(593,760)

  As discussed in footnote 1 above, in 2009, the Committee, at the request of Mr. Babb, the Chief Executive Officer, decided to reduce Mr. Babb's cash award under the Management Incentive Plan for the annual performance period ended December 31, 2008 to zero. Instead, the Committee granted him shares of restricted stock with a five year cliff vesting schedule equivalent to the value of what he would have received for the annual performance incentive. The total number of shares granted in lieu of the 2008 annual cash incentive award was 58,000 shares with a fair market value of $1,004,560 on the date of grant.

  In addition, Ms. Beck received a payment in 2007 under the Management Incentive Plan that was earned in 2005 and should have been paid in 2006 but was not paid due to an administrative error. Such amount paid to Ms. Beck was $61,425. Since this amount was earned in 2005, it is not reflected in the 2009 Summary Compensation table. See the "Compensation Discussion and Analysis" section above for additional information on the Management Incentive Plan.

(5)
This column represents the aggregate change in the actuarial present value of the individual's accumulated benefit under the qualified pension plan and SERP. Actuarial assumptions under the qualified pension plan and the SERP include post-retirement mortality projections from the RP2000 Combined Healthy Mortality Table for Males and Females projected to 2010 Using Scale AA; no assumed pre-retirement mortality; and payments commence at age 65, payable in the form of a single life annuity. The actuarial assumptions also assume a 2006 discount rate of 5.89%, a 2007 discount rate of 6.47%, a 2008 discount rate of 6.03% and a 2009 discount rate of 5.92%. The years of service credited to Mr. Babb under the SERP include 17 years of service that Comerica contractually agreed to provide Mr. Babb to equalize the effect of his departure from his previous employer. See the "Employment Contracts and Severance or Change in Control Agreements" section and the "Pension Benefits at Fiscal Year-End 2009" table for additional information. Comerica has not provided above-market or preferential earnings on any nonqualified deferred compensation and, accordingly, no such amounts are reflected in the column. Since Mr. Farmer was hired after January 1, 2007, he is not eligible to participate in the qualified pension plan or the SERP. See "Pension Benefits at Fiscal Year-End 2009" for more information.

(6)
2009 amounts for each of the named executive officers include a matching contribution under Comerica's 401(k) savings plan as follows: Ralph W. Babb, Jr., $9,800; Elizabeth S. Acton, $9,800; Mary Constance Beck, $9,800; Joseph J. Buttigieg, III, $9,800; and Curtis C. Farmer, $9,713. They also include life insurance premiums of $7,259 paid by Comerica for the benefit of Ralph W. Babb, Jr.

(7)
Includes matching contributions under Comerica's Employee Stock Purchase Plan ("ESPP"). Under the ESPP, a total of five million shares of Comerica's common stock may be sold or awarded to eligible Comerica employees, including the named executive officers. The ESPP provides employees the opportunity to purchase shares of Comerica common stock without being charged a brokerage fee. Employees may contribute to the plan through regular after-tax payroll deductions, or make after-tax lump sum contributions during two window periods during the year. Comerica provides a matching contribution equal to 15% of the contributions made during the previous quarter, provided there have been no withdrawals during that quarter (a "Quarterly Match"). Comerica also provides a matching contribution equal to five percent of the contributions made during the first of the previous two plan years, provided there have been no withdrawals during the previous two plan years and the participant is still employed on the last day of the second plan year (a "Retention Match"). No matches are made on contributions exceeding $25,000 per year. In addition, under the ESPP through December 31, 2008, Comerica made service award contributions to the accounts of employees who have attained a certain length of service. The service award contributions were used to purchase shares of Comerica stock at the current market price. All participants in the ESPP are eligible to receive matching contributions.

  Amounts for 2009 include a Quarterly Match and Retention Match, respectively, for the following named executive officers in the amount set forth opposite such officer's name: Ralph W. Babb, Jr., $2,500 and $0; and Mary Constance Beck, $1,250 and $0. All participants in the Employee Stock Purchase Plan are eligible to receive matching contributions. None of the named executive officers received a service award in 2009.

(8)
Includes limited perquisites provided to some or all of the named executives. Amounts for 2009 include a company vehicle and associated expenses for certain named executive officers: Ralph W. Babb, Jr., $22,297; Elizabeth S. Acton, $12,273; Mary Constance Beck, $13,814; and Joseph J. Buttigieg, III, $9,901; a regularly paid automobile allowance for Curtis C. Farmer totaling $4,800 for the 2009 year; club memberships to the named executive officers: Ralph W. Babb, Jr., $11,330; Elizabeth S. Acton, $172; Mary Constance Beck, $1,552; Joseph J. Buttigieg, III, $11,142; and Curtis C. Farmer, $106,299 (includes initiation fee for new membership following his relocation to Dallas); and tax return preparation for certain of the named executive officers: Ralph W. Babb, Jr., $14,488; Elizabeth S. Acton, $8,063; Mary Constance Beck, $13,976; and Joseph J. Buttigieg, III, $4,926. Effective June 15, 2009, tax return preparation was eliminated on a going forward basis because Comerica determined this perquisite was no longer necessary to provide the named executive officers with competitive compensation and benefits. Amounts for 2009 also include tax gross-ups in the amount of $42,402 for Curtis C. Farmer on certain of the relocation expenses described below. Mr. Farmer was not a Covered Employee in 2009 and therefore not subject to the restrictions on gross-ups as defined in the Regulations. Relocation-related gross-ups are provided to various levels of employees, not only to named executive officers, and the Company continues to deem them necessary because of the unique situations posed by relocations. However, effective January 1, 2009, gross-ups for tax return preparation and company vehicles were eliminated on a going forward basis because Comerica determined these perquisites were no longer necessary to provide the named executive officers with competitive compensation and benefits.

Comerica provides the following relocation benefits to many employees at various levels within the organization when they are asked by the Company to relocate: pre-commitment visits, miscellaneous expense allowances, tax assistance, home sale assistance, closing costs on home sale, home buyout costs (based on the appraised market value of the home), home sale incentives, up to $100,000 of losses on the sale of homes, home finding trips, home purchase closing costs, household goods shipping, temporary living expenses, duplicate housing expenses and final trip expenses, as applicable. In 2009, Comerica provided these same relocation benefits to Mr. Farmer, who was newly hired by Comerica toward the end of 2008 and had been living in another city. Other than the relocation gross-up amount discussed above, Mr. Farmer's 2009 relocation benefits were in the amount of $165,414.

The following table provides information on grants of awards to named executive officers in the fiscal year ended December 31, 2009 under Comerica's plans.

2009 GRANTS OF PLAN-BASED AWARDS

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
		Date Award Approved by Compensation Committee
Name	Grant Date		Threshold ($)	Target ($)	Maximum(2) ($)	All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options(4) (#)	Exercise or Base Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Option Awards(6)
Ralph W. Babb, Jr.	—	—	0	0	0	—	—	—	—
	01/27/2009	01/27/2009	—	—	—	104,000	—	—	1,801,280
	01/27/2009	01/27/2009	—	—	—	—	83,600	17.32	545,908
Elizabeth S. Acton	—	—	0	0	0	—	—	—	—
	01/27/2009	01/27/2009	—	—	—	12,800	—	—	221,696
	11/17/2009	11/17/2009	—	—	—	6,014	—	—	172,963
	01/27/2009	01/27/2009	—	—	—	—	23,200	17.32	151,496
Joseph J. Buttigieg, III	—	—	0	0	0	—	—	—	—
	01/27/2009	01/27/2009	—	—	—	22,600	—	—	391,432
	01/27/2009	01/27/2009	—	—	—	—	41,000	17.32	267,730
Mary Constance Beck	—	—	0	0	0	—	—	—	—
	01/27/2009	01/27/2009	—	—	—	14,600	—	—	252,872
	11/17/2009	11/17/2009	—	—	—	6,994	—	—	201,147
	01/27/2009	01/27/2009	—	—	—	—	26,500	17.32	173,045
Curtis C. Farmer	—	—	0	743,750	743,750	—	—	—	—
	01/27/2009	01/27/2009	—	—	—	10,100	—	—	174,932
	11/17/2009	11/17/2009	—	—	—	3,047	—	—	87,632
	01/27/2009	01/27/2009	—	—	—	—	18,300	17.32	119,499

Footnotes:

(1)
These columns reflect the potential payments for each of the named executive officers under the Management Incentive Plan for the annual performance period covering 2009 and the three-year performance period covering 2007-2009. Refer to the Management Incentive Plan portion of the "Compensation Discussion and Analysis" section above for additional information on such plan. Because there is the possibility of no incentive funding if Comerica does not meet its performance objectives, the threshold is deemed to be zero. In addition, as Comerica's goal is to meet all performance objectives, the target incentive is deemed to be the same as the maximum incentive. Incentives earned under the Management Incentive Plan for the one year and three year performance periods in 2009 and 2007-2009 are shown in the Non-Equity Incentive Compensation Plan column of the 2009 Summary Compensation Table. As Mr. Babb, Ms. Acton, Mr. Buttigieg and Ms. Beck were identified as a Covered Employee in 2009, they were not eligible to receive a cash bonus under the Management Incentive Plan as prescribed by the Regulations. Mr. Farmer was not identified as a Covered Employee in 2009 and, therefore, was eligible to receive a cash bonus under the Management Incentive Plan.
(2)
As described in the "Compensation Discussion and Analysis" section above, the maximum stated for each named executive officer under the Management Incentive Plan represents the maximum amount that could be funded for each named executive officer based upon the achievement of the performance criteria under the plan and on such executive officer's organizational level and base salary. The Governance, Compensation and Nominating Committee may use its discretion to reduce the payment to the named executive officer based on individual performance over the performance period. As a result, an individual's award may be less than the maximum stated in the table above for the named executive officer.
(3)
This column shows the number of restricted shares granted to each named executive officer in 2009. Unless an award is forfeited prior to vesting, each restricted stock grant award is subject to 5 year cliff vesting. Vesting may be accelerated by the Governance, Compensation and Nominating Committee in its discretion as permitted by the Long-Term Incentive Plan, subject to the Regulations. However, if permitted under the Regulations, acceleration would typically only be considered by the Committee in limited retirement situations and, even then, would be subject to the execution of a non-solicitation and non-competition agreement by the retiring executive. Refer to the "Stock-Based Awards under the Long-Term Incentive Plan" portion of the "Compensation Discussion and Analysis" section above for more information on restricted stock awards.
(4)
This column shows the number of stock options granted to each named executive officer in 2009. Option awards generally have a 10-year term and become exercisable annually in 25% increments.
(5)
The closing price of Comerica's common stock per share on January 27, 2009, the grant date.
(6)
This column represents the fair value (at grant date) of stock options and restricted stock awards granted to each of the named executive officers in 2009. The restricted stock value is calculated using the closing stock price on the date of grant. The stock option grant value is based on a binomial lattice valuation. The binomial value assigned to the option grant date in 2009 was $6.53.

Comerica's Long-Term Incentive Plan.    The Long-Term Incentive Plan is administered by the Governance, Compensation and Nominating Committee of the Board of Directors. The Governance, Compensation and Nominating Committee may grant stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based awards under the Long-Term Incentive Plan.

A proposal to amend Comerica's Long-Term Incentive Plan is included in this proxy statement for shareholder approval. Please see "Proposal IV Submitted for Your Vote-Approval of the Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan, As Further Amended" for more information about the proposed changes.

Currently, the maximum number of shares of Comerica's common stock available under the Long-Term Incentive Plan is 11 million, plus (i) any shares of common stock available for future awards under an earlier version of the Long-Term Incentive Plan (the "Prior LTIP"); and (ii) any shares of common stock that are represented by awards granted under the Prior LTIP that are forfeited, expire or are cancelled without delivery of the shares or that result in the forfeiture of shares back to Comerica. The Governance, Compensation and Nominating Committee may not utilize more than one million shares for stock options that qualify as "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended. In addition, not more than 2.2 million of the shares available for awards may be used for awards other than stock options and stock appreciation rights (e.g., restricted stock grants), and no individual may be granted awards with respect to more than 350,000 shares in any calendar year. To the extent that any award is forfeited, or terminates, expires or lapses without exercise or settlement, the shares subject to such awards forfeited or not delivered as a result thereof will again be available for awards under the Long-Term Incentive Plan.

The following table provides information on stock option and restricted stock grants awarded pursuant to the Long-Term Incentive Plan for each named executive officer that were outstanding as of the end of the fiscal year ended December 31, 2009. Each outstanding award is shown separately. The market value of the stock awards is based on the closing market price of Comerica stock on December 31, 2009 of $29.57 per share. The vesting schedule for each award is described in the footnotes to this table.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2009

	Option Awards
						Stock Awards
				Option Exercise Price ($)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable			Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Ralph W. Babb, Jr.	0	83,600	(1)	17.32	1/27/2019	104,000	(6)	3,075,280
	25,000	75,000	(2)	37.45	1/22/2018	34,000	(7)	1,005,380
	50,000	50,000	(3)	58.98	1/23/2017	30,000	(8)	887,100
	75,000	25,000	(4)	56.47	2/15/2016	29,000	(9)	857,530
	175,000	0		54.99	4/21/2015	13,000	(10)	384,410
	150,000	0		52.50	4/16/2014
	70,000	0		40.32	4/17/2013
	125,000	0		63.20	4/17/2012
	50,000	0		54.95	9/30/2011
	75,000	0		51.43	5/02/2011
Elizabeth S. Acton	0	23,200	(1)	17.32	1/27/2019	12,800	(6)	378,496
						6,014	(11)	177,834
	8,000	24,000	(2)	37.45	1/22/2018	18,445	(7)	545,419
	16,000	16,000	(3)	58.98	1/23/2017	7,000	(8)	206,990
	24,000	8,000	(4)	56.47	2/15/2016	7,000	(9)	206,990
	45,000	0		54.99	4/21/2015	6,000	(10)	177,420
	45,000	0		52.50	4/16/2014
	30,000	0		62.02	4/13/2012
Joseph J. Buttigieg, III	0	41,000	(1)	17.32	1/27/2019	22,600	(6)	668,282
	12,750	38,250	(2)	37.45	1/22/2018	16,000	(7)	473,120
						14,870	(12)	439,706
	25,000	25,000	(3)	58.98	1/23/2017	14,000	(8)	413,980
	37,500	12,500	(4)	56.47	2/15/2016	14,000	(9)	413,980
	75,000	0		54.99	4/21/2015	7,000	(10)	206,990
	75,000	0		52.50	4/16/2014
	68,000	0		40.32	4/17/2013
	70,000	0		63.20	4/17/2012
	75,000	0		51.43	5/02/2011
	75,000	0		41.50	3/17/2010
Mary Constance Beck	0	26,500	(1)	17.32	1/27/2019	14,600	(6)	431,722
						6,994	(11)	206,813
	8,500	25,500	(2)	37.45	1/22/2018	14,100	(7)	416,937
	17,000	17,000	(3)	58.98	1/23/2017	9,000	(8)	266,130
	25,500	8,500	(4)	56.47	2/15/2016	9,000	(9)	266,130
	45,000	0		54.99	4/21/2015	6,000	(10)	177,420
	30,000	0		60.70	11/03/2014
Curtis C. Farmer	0	18,300	(1)	17.32	1/27/2019	10,100	(6)	298,657
						3,047	(11)	90,100
	6,250	18,750	(5)	21.95	11/14/2018	6,000	(13)	177,420

Footnotes:

(1)
Options vest annually in 25% increments with vesting dates of 1/27/2010, 1/27/2011, 1/27/2012 and 1/27/2013.

(2)
Options vest annually in 25% increments with vesting dates of 1/22/2009, 1/22/2010, 1/22/2011 and 1/22/2012.

(3)
Options vest annually in 25% increments with vesting dates of 1/23/2008, 1/23/2009, 1/23/2010 and 1/23/2011.

(4)
Options vest annually in 25% increments with vesting dates of 1/24/2007, 1/24/2008, 1/24/2009 and 1/24/2010.

(5)
Options vest annually in 25% increments with vesting dates of 11/14/2009, 11/14/2010, 11/14/2011 and 11/14/2012.

(6)
These shares of restricted stock vest on January 27, 2014.

(7)
These shares of restricted stock vest on January 22, 2013.

(8)
These shares of restricted stock vest on January 23, 2012.

(9)
These shares of restricted stock vest on February 15, 2011.

(10)
These shares of restricted stock vest on April 21, 2010.

(11)
These shares of restricted stock vest on November 17, 2014.

(12)
These shares of restricted stock vest on November 18, 2013.

(13)
These shares of restricted stock vest on November 14, 2013.

The following table provides information concerning the exercise of stock options and the vesting of stock, including restricted stock, during the fiscal year ended December 31, 2009, for each of the named executive officers.

2009 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ralph W. Babb, Jr.(1)	0	0	12,500	254,000
Elizabeth S. Acton(2)	0	0	6,000	121,920
Joseph J. Buttigieg, III(3)	0	0	7,000	142,240
Mary Constance Beck(4)	0	0	10,000	274,900
Curtis C. Farmer	0	0	0	0

Footnotes:

(1)
Upon the lapse of restrictions on a restricted stock award, 12,500 shares vested with a market price of $20.32 on April 16, 2009.

(2)
Upon the lapse of restrictions on a restricted stock award, 6,000 shares vested with a market price of $20.32 on April 16, 2009.

(3)
Upon the lapse of restrictions on a restricted stock award, 7,000 shares vested with a market price of $20.32 on April 16, 2009.

(4)
Upon the lapse of restrictions on a restricted stock award, 10,000 shares vested with a market price of $27.49 on November 3, 2009.

The following table gives information with respect to each plan that provides for payments or other benefits at, following, or in connection with retirement, including, without limitation, tax-qualified defined benefit plans and supplemental executive retirement plans, but excluding tax-qualified defined contribution plans and nonqualified defined contribution plans. In the table below, the Comerica Incorporated Retirement Plan is referred to as the "Pension Plan", and the supplemental executive retirement plan is referred to as the "SERP". Since Mr. Farmer was hired after January 1, 2007, he is not eligible to participate in the Pension Plan or the SERP.

PENSION BENEFITS AT FISCAL YEAR-END 2009(1)

Name	Plan Name	Number of Years Credited Service (#)(2)	Present Value of Accumulated Benefit ($)(3)	Payments During Last Fiscal Year ($)
	Pension Plan	13.58	1,000,525	0
Ralph W. Babb, Jr.	SERP	31.58	9,747,295	0
	Total Pension Value		10,747,820	0
	Pension Plan	6.75	172,195	0
Elizabeth S. Acton	SERP	6.75	683,135	0
	Total Pension Value		855,330	0
	Pension Plan	37.58	1,468,360	0
Joseph J. Buttigieg, III	SERP	37.58	7,785,164	0
	Total Pension Value		9,253,524	0
	Pension Plan	4.08	150,538	0
Mary Constance Beck	SERP	4.08	633,808	0
	Total Pension Value		784,346	0

Footnotes:

(1)
Actuarial Assumptions under both plans in the table include a discount rate of 5.92%; post-retirement mortality projections from the RP2000 Combined Healthy Mortality Table for Males and Females projected to 2010 using Scale AA; no assumed pre-retirement mortality; and that payments are projected to commence at age 65 in the form of a single life annuity. Because Mr. Farmer was hired after January 1, 2007, he is not eligible to participate in the Pension Plan or the SERP.

(2)
The years of service credited to Mr. Babb under the SERP include 17 years of service that Comerica contractually agreed to provide Mr. Babb to equalize the effect of his departure from his previous employer. The resulting benefit augmentation, based on the same Actuarial Assumptions set forth in footnote 1, is $6,127,709.

(3)
Retirement age is deemed to be the normal retirement age as defined in each respective plan. For more information on the terms and conditions of each plan, please see the discussion of the material terms of each plan below.

Comerica maintains the Comerica Incorporated Retirement Plan, a tax-qualified defined benefit pension plan (the "Pension Plan"). The Pension Plan is a consolidation of the former Manufacturers National Corporation Pension Plan, the Comerica Incorporated Retirement Plan and pension plans of other companies acquired by Comerica. The Pension Plan in general covers salaried employees who are age 21 and have at least one year of service. New employees hired after December 31, 2006 are not eligible to participate in the Pension Plan. Because Mr. Farmer was hired after January 1, 2007, he is not eligible to participate in the Pension Plan or the SERP. See "Retirement Benefits" in the "Compensation Discussion and Analysis" section for information on retirement benefits available to Mr. Farmer under the 401(k) savings plan.

Normal retirement age under the Pension Plan is 65, and early retirement age is 55. A participant with 10 years of service may retire at early retirement age, or thereafter, and receive payment of his or her accrued benefit, reduced by an early retirement reduction factor for commencement prior to normal retirement age. Of the named executive officers, Ralph W. Babb, Jr. and Joseph J. Buttigieg, III currently are eligible for early retirement.

A participant who retires under the Pension Plan receives a pension comprised of two parts. The first part is the pension based on the service the participant accrued under one of the aforementioned plans on the day prior to the January 1, 1994 merger of those plans into the Pension Plan. The second part is the sum of (i) nine-tenths of one percent times the participant's final average monthly compensation, times the participant's years of benefit service since January 1, 1994 (total service not to exceed 35); plus (ii) seven tenths of one percent times the participant's final average monthly compensation in excess of the participant's covered compensation (the average of the taxable wage bases in effect for each calendar year during the 35-year period ending on the last day of the calendar year in which the participant attains Social Security Retirement Age), times the participant's years of benefit service since January 1, 1994 (total service not exceeding 30).

Final average monthly compensation is a participant's aggregate monthly compensation for the 60 consecutive calendar months that fall within the 120 calendar months preceding the participant's retirement or separation from service prior to retirement, which results in the highest aggregate monthly compensation, divided by 60. Compensation under the Pension Plan is defined as wages, salary and any other amounts received for personal service actually rendered in the course of the employee's employment with the employer, to the extent such amounts are includible in gross income, plus incentives earned under the management incentive program, inclusive of awards earned under the Management Incentive Plan that the Governance, Compensation and Nominating Committee determines will be paid under Comerica's Long-Term Incentive Plan in lieu of a cash incentive. Compensation also includes pre-tax contributions to the employer's cafeteria plan, 401(k) savings plan, and any transportation fringe benefit plan sponsored by the employer.

Compensation does not include amounts includible in income upon making an election to include the value of restricted property in income in the year of receipt, paid or reimbursed moving expenses, contributions to or distributions from a deferred compensation plan, amounts realized from the exercise of a nonqualified stock option, amounts realized when restricted stock becomes freely transferable or is no longer subject to a substantial risk of forfeiture, amounts realized from the sale, exchange or disposition of stock acquired under a qualified stock option, premiums paid by the employer toward the purchase of group term life insurance, the cost to the employer or the value of fringe benefits, the cost to the employer or value of awards of an irregular nature, expense reimbursements, amounts paid for customer or business referrals, any amount in addition to the employee's regular salary paid in settlement of any employment-related claim, any severance payment in excess of an employee's regular base salary, or any amount paid to an employee in addition to his or her regular base salary during an interim period as an inducement to continue employment for a temporary period pending the elimination of his or her position.

The Pension Plan also provides a funding mechanism intended to help retiring employees purchase additional health care insurance. This is a level benefit to all employees that is not based on compensation but is based on "points". "Points" are the Participant's age plus service at termination or retirement. This benefit provides $1.50 per "point" payable monthly commencing on the participant's normal retirement date. Participants eligible to retire early under the pension plan who have also attained age 60 with 10 years of service or who have accumulated 80 points, are entitled to a benefit equal to $3.00 per point payable monthly commencing on their early retirement date and ending on their normal retirement date. For example, a participant retiring at age 60 and with 20 years of service, would receive a monthly payment of $240 until his or her normal retirement date, and a monthly benefit of $120 thereafter. Those vested employees not meeting the age 60 and 10 years of service or 80 point criteria would receive a flat $1.50 per point monthly benefit commencing on their normal retirement date.

Certain participants of the Pension Plan are entitled to receive an annual benefit that is the greater of (a) their normal retirement benefit calculated regularly, and (b) their normal retirement benefit calculated applying the 2005 compensation limit for earnings after 2005, but adding a stated additional amount. The named executive officers who are eligible for the additional benefit under the Pension Plan include: Mr. Babb, with an additional annual benefit of $78,852, and Mr. Buttigieg, with an additional annual benefit of $39,888.

The 2009 limit under the Internal Revenue Code on the maximum annual pension that any participant, including any named executive officer, may receive under a tax-qualified defined benefit plan is $195,000. The maximum annual compensation of any participant that Comerica can consider in computing a pension under a qualified plan is $245,000.

A participant who is unmarried at the time of retirement generally receives a pension in the form of a single life annuity, the annual amount of which is listed in the "Pension Benefits at Fiscal Year-End 2009" table above. A participant who is married at the time of retirement generally receives a pension in the form of a joint and 50% survivor annuity, the amount of which is actuarially equivalent to the single life annuity. The pension amounts appearing in the "Pension Benefits at Fiscal Year-End 2009" table assume that retirement will occur at the normal retirement age of 65 and the benefit will be paid in the form of a single life annuity.

The amounts set forth in the table above are not subject to deduction for Social Security or other offset amounts. The pension benefit formula under each of these plans is designed so that the pension benefits payable are integrated with the Social Security taxable wage base.

In addition to the Pension Plan, Comerica maintains the SERP, which is a consolidation of the nonqualified retirement plans previously maintained by Comerica and Manufacturers National Corporation. The SERP makes up the portion of the retirement benefits lost by participants in the Pension Plan due to IRS limits on tax-qualified retirement plans that cap annual compensation which can be taken into account in determining pension benefits, cap the annual benefit that can be paid to any participant and set restrictions when a plan is top-heavy. The SERP includes the amount of certain deferrals that are not included within the compensation definition in the Pension Plan. The SERP benefits are calculated in the form of a 100% joint and survivor annuity if a participant is married, and in the form of a life annuity if a participant is not married when payments commence.

The SERP also provides the supplemental pension to Ralph W. Babb, Jr. that is described in the May 28, 1998 Supplemental Pension and Retiree Medical Agreement between Comerica and Mr. Babb, referenced on page [    ] under "Employment Contracts and Severance or Change in Control Agreements," which serves to equalize the effect that the departure from his prior employer had on Mr. Babb's pension (the "Supplemental Pension").

The following table provides information on the nonqualified deferred compensation of the named executive officers with respect to the fiscal year ended December 31, 2009. The plans under which these deferrals were made are described in the section entitled "Employee Deferred Compensation Plans" below.

2009 NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)
Ralph W. Babb, Jr.	0	0	384,939	0	1,120,499
Elizabeth S. Acton	0	0	6,369	0	18,538
Joseph J. Buttigieg, III	0	0	0	0	0
Mary Constance Beck	0	0	5,262	0	2,109,756
Curtis C. Farmer	0	0	0	0	0

Footnotes:

(1)
Amounts in this column, if any, represent compensation deferred in the 2009 fiscal year.

(2)
Amounts in this column, if any, represent the total compensation deferred by each named executive officer, together with earnings net of any losses attributed to each of them in accordance with their investment elections in the hypothetical investments offered. These investments are similar to those offered under Comerica's Preferred Savings (401(k)) Plan. The deferral contributions made in years prior to 2009 represent base salary or incentives earned under the Management Incentive Plan. Those amounts were included in the Summary Compensation Table in prior years with respect to the named executive officers at those times.

Employee Deferred Compensation Plans.    Comerica maintains two deferred compensation plans for eligible employees of Comerica and its subsidiaries: the 1999 Comerica Incorporated Amended and Restated Common Stock Deferred Incentive Award Plan (the "Employee Common Stock Deferral Plan") and the 1999 Comerica Incorporated Deferred Compensation Plan (the "Employee Investment Fund Deferral Plan"). Under the Employee Common Stock Deferral Plan, eligible employees may defer specified portions of their incentive awards into units that correlate to, and are functionally equivalent to, shares of common stock of Comerica. The employees' accounts under the Employee Common Stock Deferral Plan are increased in connection with the payment of dividends paid on Comerica's common stock to reflect the number of additional shares of Comerica's common stock that could have been purchased had the dividends been paid on each share of common stock underlying then-outstanding stock units in the employees' accounts. Generally, the deferred compensation under the Employee Common Stock Deferral Plan is payable in shares of Comerica's common stock following termination of service as an employee, over the period elected by the employee.

Similarly, under the Employee Investment Fund Deferral Plan, eligible employees may defer specified portions of their compensation, including salary, bonus and incentive awards, into units that correlate to, and are functionally equivalent to, shares of mutual funds offered under the Employee Investment Fund Deferral Plan. Beginning in 1999, no such funds include Comerica stock. The employees' accounts under the Employee Investment Fund Deferral Plan are increased in connection with the payment of dividends paid on the fund shares to reflect the number of additional shares of the fund stock that could have been purchased had the dividends been paid on each share of fund stock underlying then-outstanding stock units in the employees' accounts. Generally, the deferred compensation under the Employee Investment Fund Deferral Plan is payable in cash following termination of service as an employee, over the period elected by the employee.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
AT FISCAL YEAR-END 2009

Comerica has entered into certain agreements and maintains certain plans that will require it to provide compensation to named executive officers of Comerica in the event of a termination of employment or a change in control of Comerica. The estimated payouts under a variety of termination scenarios for the named executive officers are shown below. All scenarios assume the named executive officer's date of termination is December 31, 2009 (the last business day of the last completed fiscal year) and that the price per share of Comerica's stock on the date of termination is $29.57 per share (the closing market price as of that day).

In addition, as described in the "Executive Compensation Implications of the Emergency Economic Stabilization Act of 2008" and "The American Recovery and Reinvestment Act of 2009" sections above, on November 14, 2008, Comerica became a participant in the U.S. Department of the Treasury's Capital Purchase Program ("CPP") created under the Emergency Economic Stabilization Act of 2008 ("EESA"). As a result of this transaction, the Company became subject to certain executive compensation restrictions that were in effect on December 31, 2009, as described in the "Compensation Discussion and Analysis" section. The following descriptions are subject to, and qualified in their entirety by, these restrictions.

Voluntary Early Retirement.    As of December 31, 2009, none of the named executive officers met the eligibility for normal retirement (age 65), though Mr. Babb and Mr. Buttigieg were eligible for early retirement (at least 55 years of age with at least 10 years of service). If named executive officers were to terminate employment at a time when they were retirement eligible, their outstanding stock option awards would continue vesting on the terms in effect prior to termination (with the exception of grants made in the year of retirement, which would be canceled), and vested options would continue to be exercisable until their expiration date. With respect to the named executive officers who are not retirement eligible under the typical criteria, the Governance, Compensation and Nominating Committee may, in its discretion, deem them retirement eligible and allow their option awards to be treated the same as other retirees. Normally, the Governance, Compensation and Nominating Committee would only consider making that determination if the named executive officer was at least age 55, the Chief Executive Officer recommended retirement treatment for him or her, and the named executive officer signed a non-solicit and non-compete agreement.

Similarly, unvested grants of restricted stock are forfeited upon termination, including retirement, though the Governance, Compensation and Nominating Committee may also approve acceleration of the vesting of those awards. Such acceleration would typically only be considered in limited retirement situations and only if the executive officer signed a non-solicit and non-compete agreement. As of December 31, 2009, both of the named executive officers eligible for early retirement were also Covered Employees subject to the Regulations, which would have precluded the acceleration of the vesting of their outstanding restricted stock awards.

Pension Plan and SERP payments upon early retirement, if applicable, are described in the "Pension Benefits at Fiscal Year-End 2009" table and narrative above. For the termination tables below, actuarial assumptions under the Pension Plan and the SERP include a discount rate of 5.92% post-retirement mortality projections from the RP2000 Combined Healthy Mortality Table for Males and Females projected to 2010 using Scale AA; no assumed pre-retirement mortality; and that payments commence at January 1, 2010 in the form of a life annuity (except that death would be a survivor annuity to the spouse).

Voluntary Termination.    Other than the arrangements detailed in the "Employment Contracts and Severance or Change in Control Agreements" section of the "Compensation Discussion and Analysis" portion of this proxy statement, Comerica does not have contracts with its named executive officers that would require cash severance payments upon termination. However, as described above in the "Voluntary Early Retirement" section, in the event of a voluntary termination of one of the named executive officers who is not retirement eligible, the Governance, Compensation and Nominating Committee may, in its discretion, allow his or her option awards to be treated the same as other retirees, which in practice is typically only considered when an executive is at least age 55, the Chief Executive Officer has recommended retirement treatment for the executive, and the executive has executed a non-solicit and non-compete agreement. Similarly, the Governance, Compensation and Nominating Committee may also approve acceleration of the vesting of restricted stock awards, which in practice is typically only considered when an executive is at least age 55, the Chief Executive Officer has recommended retirement treatment for the executive, and the executive has executed a non-solicit and non-compete agreement. As of December 31, 2009, Ms. Acton and Ms. Beck were Covered Employees subject to the Regulations, which would have precluded the acceleration of the vesting of their outstanding restricted stock awards. Although Mr. Farmer was not a Covered Employee in 2009, he was not at least age 55 and therefore would not normally have been considered for retiree option treatment or accelerated restricted stock vesting.

Disability.    Comerica offers long-term disability insurance to all full-time employees. The plan offers coverage of 60% of base salary up to a limit set by Comerica's disability carrier. The only difference in coverage for senior officers, including the named executive officers, is an option to purchase additional coverage for 60% of bonus awards, calculated based on the employee's three year rolling average bonus. For named executive officers whose compensation exceeds the limit on coverage provided by Comerica's disability carrier, to provide long-term disability insurance consistent with the 60% of base salary and bonus awards offered to other senior officers, Comerica self-insures against the difference between 60% of the individual's base salary and the corresponding coverage provided by Comerica's disability carrier. If a named executive officer elects to have long-term disability coverage for his or her bonus, and pays the corresponding premium, Comerica will also self-insure against the difference between 60% of the bonus and the corresponding coverage provided by Comerica's disability carrier. The amounts for disability payments in the case of termination due to disability in the tables below reflect the monthly benefit the executive would receive until age 65. If an employee terminates due to disability, the employee is eligible to receive 29 months of company paid medical insurance and company paid basic life insurance based on their election.

If an executive becomes disabled, vested stock options granted under Comerica's Long-term Incentive Plan will continue to be exercisable for three years after the disability date or the normal expiration date of the grant, whichever is earlier. Restricted stock awards vest upon termination due to disability.

Death.    In the event of the death of a named executive officer, vested stock options granted under Comerica's Long-Term Incentive Plan will continue to be exercisable for one year after death or the normal expiration date of the grant, whichever is earlier. Restricted stock awards vest upon death. Comerica offers life insurance to all full-time and part-time employees. Mr. Babb has an additional life insurance policy paid by Comerica that is also disclosed in the "All Other Compensation" column of the 2009 Summary Compensation Table.

Change in Control.    Each named executive officer is a party to a change in control employment agreement with Comerica. On November 14, 2008, all of Comerica's change in control agreements with named executive officers at the time were amended to subject them to compensation-related restrictions required for CPP participants. In addition, Mr. Farmer (who was not a named executive officer at that time) later signed an agreement acknowledging that participation in the Company's compensation and benefits arrangements will be limited to ensure that the compensation and arrangements comply with and are administered in accordance with EESA and the Regulations for the period required by EESA and the Regulations. (See the "Executive Compensation Implications of the Emergency Economic Stabilization Act of 2008", "The American Recovery and Reinvestment Act of 2009" and "Employment Contracts and Severance or Change in Control Agreements—All Named Executive Officers" sections in the "Compensation Discussion and Analysis" portion of this proxy statement.) Comerica also modified its change in control agreements in 2008 to ensure documentary compliance with IRS code section 409A. No other significant changes were made to the terms or conditions of the agreements.

Comerica believes that the change in control employment agreements can help to aid Comerica in attracting and retaining executives by reducing the personal uncertainty that arises from the possibility of a future business combination. Moreover, the change in control employment agreements are designed to offset the uncertainty of executives as to their own futures if a change in control occurs, and make the executives neutral to change in control transactions that are in the best interests of Comerica and its shareholders, thereby increasing shareholder value.

The agreement is for an initial three-year period (the "Agreement Period"), commencing on the date the executive and Comerica sign the agreement, and this Agreement Period is extended automatically at the end of each year for an additional one year in order to maintain a rolling three-year period unless Comerica delivers written notice to the named executive officer, at least sixty days prior to the annual renewal date, that the agreement will not be extended. It is intended that the change in control employment agreements will be operated in compliance with applicable law, including Section 409A of the Internal Revenue Code, EESA and the Regulations.

If a change in control of Comerica occurs during the Agreement Period, each named executive officer will have a right to continued employment for a period of 30 months from the date of the change in control (the "Employment Period"). During the Employment Period, the executive officer agrees to remain in the employ of Comerica subject to the terms of the change in control agreement. The change in control agreement provides that during the Employment Period:

  •
  The executive's position and duties will be at least commensurate with the more significant duties held by him or her during the 120 day period prior to the date of a change in control.

  •
  Comerica will assign the executive an office at the location where he or she was employed on the date the change in control occurred or an office less than 60 miles from such office.

  •
  Each executive will receive a monthly base salary equal to or greater than the highest monthly base salary he or she earned from Comerica during the twelve month period prior to the date of the change in control, and an annual cash bonus at least equal to the highest bonus he or she earned during any of the last three fiscal years prior to the date the change in control occurred. (Comerica will annualize the amount of the bonus earned by the executive if the executive was not employed by Comerica for the entire year.)

  •
  The executive also will be eligible to receive annual salary increases and to participate in all of Comerica's executive compensation plans and employee benefit plans, including health, accident, disability and life insurance benefit plans, at least equal to the most favorable of those plans which were in effect at any time during the 120 day period preceding the effective date of his or her agreement.

If the executive dies or becomes disabled during the Employment Period, the executive or his or her beneficiary will receive accrued obligations, including salary, pro rata bonus, deferred compensation and vacation pay, and death or disability benefits.

The agreement also provides severance benefits to the executive if Comerica terminates his or her employment for a reason other than cause or disability or if he or she resigns for good reason during the Employment Period. Good reason under the agreement includes termination of the agreement by the executive for any reason during the 30-day period immediately following the first anniversary of the change in control. If the executive becomes entitled to receive severance benefits under his or her agreement, he or she will receive in addition to other benefits he or she may have under any other agreement with, or benefit plan or arrangement of, Comerica:

  •
  any unpaid base salary through the date of termination;

  •
  a proportionate bonus based upon the highest annual bonus he or she earned during any of the last three fiscal years prior to the change in control or during the most recently completed fiscal year;

  •
  an amount equal to three times the executive's annual base salary;

  •
  an amount equal to three times the highest annual bonus the executive earned during any of the last three fiscal years prior to the change in control or during the most recently completed fiscal year;

  •
  a payment equal to the excess of: (a) the retirement benefits he or she would receive under Comerica's defined benefit pension and excess plans if he or she continued to receive service credit for three years after the date his or her employment was terminated, over (b) the retirement benefits he or she actually accrued under the plans as of the date of termination;

  •
  provision of health, accident, disability and life insurance benefits for three years after the executive's employment terminates, unless he or she becomes eligible to receive comparable benefits during the three-year period;

  •
  payment of any legal fees and expenses reasonably incurred by the executive to enforce his or her rights under the agreement; and

  •
  outplacement services.

These amounts would be paid in a lump sum with the exception of the health, accident, disability and life insurance benefits, payment of legal fees and outplacement services which would be paid as the expenses were incurred. All payments would be made by Comerica or the surviving entity. If any payment or benefit to the executive under the agreement or otherwise would be subject to the excise tax under Section 4999 of the Internal Revenue Code, the executive will receive an additional payment in an amount sufficient to make the executive whole for any such excise tax. However, if such payments (excluding additional amounts payable due to the excise tax) do not exceed 110% of the greatest amount that could be paid without giving rise to the excise tax, no additional payments will be made with respect to the excise tax, and the payments otherwise due to the executive will be reduced to an amount necessary to prevent the application of the excise tax.

Severance benefits that may result from a Change in Control are also described in the "Compensation Discussion and Analysis" section under the portion titled "Employment Contracts and Severance or Change in Control Agreements." Actuarial assumptions to calculate pension related lump sums for the estimates below are based on assumptions prescribed by the Pension Protection Act (PPA) as a minimum present value for calculating lump sums paid by the pension plan. The interest rates used were based on the PPA 3 segment yield curve with phase-in of 30 year Treasury Rates: 3.13% for the first 5 years, 5.07% for years 5-20 and 5.50% for years after 20. Mortality projections were based on the RR2008-85 Mortality Table.

The tables below contain the total payments to the named executive officers for each termination scenario, as well as upon certain terminations following a change in control. These tables take into account the Regulations, which prohibit golden parachute payments to the SEOs and the next five most highly compensated employees (the "Top Ten Employees"). Subject to certain exceptions, golden parachute payments under the Regulations include most payments made upon (i) a Top Ten Employee's departure for any reason other than death or disability or (ii) the effective date of a change in control of the Company. All of the current named executive officers were Top Ten Employees as of December 31, 2009 except for Mr. Farmer. Therefore, Mr. Farmer would not have been subject to the same compensation limitations as the other named executive officers if a termination or change in control event had occurred on December 31, 2009. (See the "Executive Compensation Implications of the Emergency Economic Stabilization Act of 2008" and "The American Recovery and Reinvestment Act of 2009" sections in the "Compensation Discussion and Analysis" portion of this proxy statement for more information.)

Termination Scenarios as of December 31, 2009

Name	Voluntary Early Retirement(1)	Voluntary Termination(2)	Disability(3)	Death(4)
Ralph W. Babb, Jr.	$13,329,937	N/A	$22,773,458	$21,118,011
Elizabeth S. Acton	N/A	$760,404	$1,765,946	$3,288,672
Joseph J. Buttigieg, III	$9,466,819	N/A	$12,338,880	$12,456,897
Mary Constance Beck	N/A	$2,890,285	$3,910,236	$5,639,874
Curtis C. Farmer	N/A	N/A	$658,187	$1,482,758

Footnotes:

(1)
Voluntary early retirement amounts shown for Mr. Babb and Mr. Buttigieg include: the value of the executive's deferred compensation plan account(s) as of December 31, 2009 and the present value of the early retirement benefit under Comerica's Pension Plan and SERP, if applicable. The amount for Mr. Babb also includes the present value of Mr. Babb's retiree medical benefits for him and his spouse, as provided for Mr. Babb in his Supplemental Pension and Retiree Medical Agreement described in the "Employment Contracts and Severance or Change in Control Agreements" section. Key assumptions used to value Mr. Babb's retiree medical benefits included a discount rate of 5.41%, mortality projections based on the RP-2000 Mortality Table for males and females projected to 2010 with Scale AA, assumptions of annual per capita costs based on Comerica's claims experience, assumptions of annual trend rates for future healthcare and prescription drug cost increases of 8% in 2010, grading down to 5% in year 2030 and beyond and that the annual amount of the Medicare Part D subsidy would be 20% of the prescription drug claim cost. Amounts do not include the value of Mr. Babb's or Mr. Buttigieg's outstanding restricted stock as of December 31, 2009 due to the Regulations, which would have precluded the acceleration of the vesting of their outstanding restricted stock awards.

(2)
Voluntary termination amounts shown for each executive include: the value of the executive's deferred compensation plan account(s) as of December 31, 2009. The amounts for Ms. Acton and Ms. Beck include the present value of the voluntary termination benefit under Comerica's Pension Plan and SERP at December 31, 2009. Although neither Ms. Acton nor Ms. Beck were eligible for early retirement at December 31, 2009, as neither executive was age 65 and neither had worked for Comerica for a minimum of 10 years as of December 31, 2009, both executives had a vested benefit under the Pension Plan and each was eligible for a vested separated retirement benefit. Amounts do not include the value of the executives' outstanding restricted stock as of December 31, 2009 due to the Regulations, which would have precluded the acceleration of the vesting of the outstanding restricted stock awards for Ms. Acton and Ms. Beck. Although not a Covered Employee, the amounts for Mr. Farmer also do not include the value of his outstanding restricted stock as of December 31, 2009, as the Committee would generally not consider acceleration of the restricted stock awards unless, among other things, the executive was at least age 55.

(3)
Disability termination amounts shown for each executive include: Management Incentive Plan awards earned for the one-year and the three-year performance periods ended December 31, 2009, if applicable; an amount equal to the fair market value of restricted shares held as of December 31, 2009 (restricted shares vest upon termination due to disability); the value of the executive's deferred compensation plan account(s) as of December 31, 2009; the amount of the monthly disability benefit payable until age 65 based on the executive's election to purchase coverage for 60% of the executive's bonus awards (calculated based on the executive's three year rolling average bonus); and life insurance premiums for basic life insurance for a period of 29 months. The amount for Mr. Babb also includes the present value of Mr. Babb's retiree medical benefits for him and his spouse, as provided for Mr. Babb in his Supplemental Pension and Retiree Medical Agreement described in the "Employment Contracts and Severance or Change in Control Agreements" section. Amounts for the other named executive officers include 29 months of company paid medical coverage based on the executive's 2009 election to participate in Comerica's medical plan coverage. Amounts for Mr. Babb and Mr. Buttigieg also include the present value of the disability benefit under Comerica's Pension Plan and SERP. Ms. Acton and Ms. Beck were not eligible to receive a disability benefit under Comerica's Pension Plan or SERP as of December 31, 2009 based on length of service requirements, and Mr. Farmer was not eligible to receive such a benefit because he is not eligible to participate in Comerica's Pension Plan or SERP based on his date of hire.

(4)
Death termination amounts shown for each executive include: Management Incentive Plan awards earned for the one-year and the three-year performance periods ended December 31, 2009, if applicable, an amount equal to the fair market value of restricted shares held as of December 31, 2009 (restricted shares vest upon termination due to death), the value of the executive's deferred compensation plan account(s) as of December 31, 2009 and the total death benefit of basic and other company paid life insurance. The amount for Mr. Babb also includes the present value of Mr. Babb's retiree medical benefits for his spouse, as provided in Mr. Babb's Supplemental Pension and Retiree Medical Agreement described in the "Employment Contracts and Severance or Change in Control Agreements" section. Amounts for Mr. Babb, Ms. Acton. Mr. Buttigieg and Ms. Beck also include the present value of the death benefit under Comerica's Pension Plan and SERP, and the amount for Mr. Farmer also includes a lump sum payment from the Defined Contribution Feature under the 401(k) savings plan. See the "Retirement Benefits" section of the "Compensation Discussion and Analysis" portion of the proxy statement for more information.

Change in Control Scenarios as of December 31, 2009 — Termination
by the Executive for Good Reason or by Comerica Other than for Cause,
Death or Disability Following a Change in Control(1)

Name	Severance Benefits Under CIC Agreement(2)	Other Payments(3)		Total
Ralph W. Babb, Jr.	$0	$13,329,937		$13,329,937
Elizabeth S. Acton	$0	$760,404		$760,404
Joseph J. Buttigieg, III	$0	$9,466,819		$9,466,819
Mary Constance Beck	$0	$2,890,285		$2,890,285
Curtis C. Farmer	$4,575,669	$933,228	(4)	$5,508,897

Footnotes:

(1)
The numbers in the table assume that the named executive officers, other than Mr. Farmer, were Covered Employees who were subject to the compensation limitations under EESA and the Regulations on December 31, 2009. Mr. Farmer was not a Covered Employee, and therefore not subject to such limitations, in 2009.

(2)
Severance benefit amounts listed in the table, if applicable, for the named executive officers under Comerica's change in control agreement include: a lump sum equal to the sum of three times the executive's annual base salary and three times the highest annual bonus the executive earned during any of the last three fiscal years prior to the change of control, a proportionate bonus based upon the highest annual bonus earned during any of the last three fiscal years prior to the change in control, a payment equal to the excess of: (a) the retirement benefits the executive would receive under Comerica's defined benefit pension and excess plans if the executive continued to receive service credit for three years after the termination date, over (b) the retirement benefits actually accrued under the plans as of the date of termination, an amount equal to the cost of premiums for basic and other company paid life insurance for a period of 36 months, an amount equal to the cost of coverage for medical, dental and vision coverage based on 2009 elections for a period of 36 months, estimated expense for an outplacement program and excise tax and gross up payments calculated per the terms of the change in control employment agreement.

(3)
Other payments shown that are not part of the severance benefits offered under Comerica's change in control agreement include: An amount equal to the fair market value of restricted shares held as of December 31, 2009, in the case of Mr. Farmer, who was not a Covered Employee in 2009 (restricted shares vest upon a change in control); and the value of the executive's deferred compensation plan account(s) as of December 31, 2009. The amounts for Mr. Babb, Ms. Acton, Mr. Buttigieg and Ms. Beck also include the present value of the early retirement or voluntary termination benefit, as applicable, under Comerica's Pension Plan and SERP at December 31, 2009. These amounts are equal to the early retirement or voluntary termination benefits as they represent the retirement benefits actually accrued under the plans as of the date of a termination. Amounts for Mr. Babb also include the present value of Mr. Babb's retiree medical benefits for him and his spouse, as provided for Mr. Babb in his Supplemental Pension and Retiree Medical Agreement described in the "Employment Contracts and Severance or Change in Control Agreements" section above.

(4)
Unvested stock options automatically accelerate upon a change in control, to the extent permitted by the Regulations. Assuming the change in control event occurred on December 31, 2009, a gain would have been realized for Mr. Farmer's accelerated grants based on Comerica's closing stock price on that date.

In connection with the CPP Securities Purchase Agreement entered into by the Company on November 14, 2008, Mr. Babb, Ms. Acton, Mr. Buttigieg and Ms. Beck entered into a waiver and consent under which each agreed that the aggregate value of the involuntary separation payments and benefits (within the meaning of the CPP rules) that he or she could receive under the change in control agreements would be reduced as required by the terms of the EESA or the CPP rules. Mr. Farmer, who was not a named executive officer at the time the Company became a participant in the CPP, later signed an agreement acknowledging that participation in the Company's compensation and benefits arrangements will be limited to ensure that they comply with and are administered in accordance with the provisions of EESA and the Regulations for the period required by EESA and the Regulations. See the "Executive Compensation Implications of the Emergency Economic Stabilization Act of 2008" and "The American Recovery and Reinvestment Act of 2009" sections of this proxy statement for more information on EESA and the Regulations.

TRANSACTIONS OF EXECUTIVE OFFICERS WITH COMERICA

Some of the executive officers of Comerica, their related entities, and members of their immediate families were customers of and had transactions (including loans and loan commitments) with banking affiliates of Comerica during 2009. Comerica made all loans and commitments in the ordinary course of business, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons not related to or affiliated with Comerica or its subsidiaries, and the transactions did not involve more than the normal risk of collectibility or present other unfavorable features.

For information on procedures and policies for reviewing transactions between Comerica and its executive officers, their immediate family members and entities with which they have a position or relationship, see "Director Independence and Transactions of Directors with Comerica — Review of Transactions with Related Persons."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The SEC requires that Comerica provide information about any shareholder who beneficially owns more than 5% of Comerica's common stock. The following table provides the required information about the only shareholders known to Comerica to be the beneficial owner of more than 5% of Comerica's common stock. To report this information, Comerica relied solely on information that BlackRock, Inc. furnished in its Schedule 13G, filed January 29, 2010, and on information that FMR LLC furnished in its Schedule 13G, filed February 16, 2010, in each case relating to their respective beneficial ownership of Comerica as of December 31, 2009.

Amount and Nature of Beneficial Ownership as of December 31, 2009
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc. and certain affiliates 40 East Second Street New York, NY 10022	8,404,741	5.56%
FMR LLC and certain affiliates 82 Devonshire Street Boston, MA 02109	11,834,167	7.831%

Footnotes:

(1)
BlackRock, Inc. indicated that it has sole power to vote or to direct the vote, and sole dispositive power, with respect to 8,404,741 shares.

(2)
FMR LLC indicated that it has sole dispositive power with respect to 11,834,167 shares. It has sole power to vote or direct the vote on 78,167 shares. Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR LLC and a registered investment advisor, beneficially owns 11,756,000 of the shares as a result of acting as an investment adviser to various registered investment companies. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of 11,756,000 shares owned by the funds. Neither Edward C. Johnson 3d nor FMR LLC has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds. Strategic Advisers, Inc. ("Strategic"), a wholly-owned subsidiary of FMR LLC and a registered investment advisor, beneficially owns 30 of the shares in connection with providing investment advisory services to individuals. Pyramis Global Advisors ("Pyramis"), an indirect wholly-owned subsidiary of FMR LLC and a bank, beneficially owns 78,137 of the shares as a result of acting as an investment manager for institutional accounts owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of Pyramis, each has sole power to dispose of 78,137 shares and sole power to vote or to direct the voting of 78,137 shares.

PROPOSAL I SUBMITTED FOR YOUR VOTE

ELECTION OF DIRECTORS

The Board of Directors recommends that you vote "FOR"
the candidates for Class II Directors.

Election of Directors.    Comerica's Board of Directors is divided into three classes, with each class of directors elected to a three-year term of office. There are currently 12 directors, constituting the whole Board of Directors.

At each Annual Meeting of Shareholders, you elect one class of directors for a three-year term to succeed the class of directors whose term of office expires at that meeting. This year you are voting on three candidates for the Class II Directors. Based on the recommendation of the Governance, Compensation and Nominating Committee, the Board has nominated the following current Class II Directors for election: Ralph W. Babb, Jr., James F. Cordes and Jacqueline P. Kane. Each of the nominees has consented to his or her nomination and has agreed to serve as a director of Comerica, if elected. Proxies cannot be voted for a greater number of people than the number of nominees named.

Two current directors, Kenneth L. Way (a Class II director not standing for election) and Lillian Bauder (a Class I director), are scheduled to retire at the 2010 Annual Meeting of Shareholders in accordance with Comerica's Corporate Governance Guidelines, which provide that a director will retire from the Board at the next annual shareholders' meeting immediately following the Director's 70th birthday. Simultaneous with these retirements, it is expected that the size of the Board will be reduced to 10, consisting of three Class I Directors, three Class II Directors and four Class III Directors. Each remaining director, including those elected at the 2010 Annual Meeting, will serve the remainder of his or her current term and thereafter, subject to the approval of Proposal V, be elected to one-year terms at each Annual Meeting. Commencing with the 2013 Annual Meeting, the directors will no longer be divided into classes, and each director will be elected to a one-year term expiring at the next succeeding annual meeting. If Proposal V is not approved, directors will continue to be elected by classes for three year terms, except as otherwise described below.

If any director is unable to stand for re-election, Comerica may vote the shares to elect any substitute nominees recommended by the Governance, Compensation and Nominating Committee. If the Governance, Compensation and Nominating Committee does not recommend any substitute nominees, the number of directors to be elected at the Annual Meeting may be reduced by the number of nominees who are unable to serve.

In identifying potential candidates for nomination as directors, the Governance, Compensation and Nominating Committee considers the specific qualities and skills of potential directors. Criteria for assessing nominees include a potential nominee's ability to represent the interests of Comerica's four core constituencies: its shareholders, its customers, the communities it serves and its employees. Minimum qualifications for a director nominee are experience in those areas that the Board determines are necessary and appropriate to meet the needs of Comerica, including leadership positions in public companies, small or middle market businesses, or not-for-profit, professional or educational organizations.

For those proposed director nominees who meet the minimum qualifications, the Governance, Compensation and Nominating Committee then assesses the proposed nominee's specific qualifications, evaluates his or her independence, and considers other factors, including skills, geographic location, considerations of diversity, standards of integrity, memberships on other boards (with a special focus on director interlocks), and ability and willingness to commit to serving on the Board for an extended period of time and to dedicate adequate time and attention to the affairs of Comerica as necessary to properly discharge his or her duties. Considerations of diversity can include seeking nominees with a broad diversity of experience, professions, skills, geographic representation and/or backgrounds. The Governance, Compensation and Nominating Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

In addition, Article III, Section 12 of the bylaws requires a nominee for election or reelection as a director of Comerica to complete and deliver to the Corporate Secretary a written questionnaire prepared by Comerica with respect to the background and qualification of the person and, if applicable, the background of any other person or entity on whose behalf the nomination is being made. All of the director nominees completed the required questionnaire.

A nominee also must make certain representations and agree that he or she (A) will abide by the requirements of Article III, Section 13 of the bylaws (concerning, among other things, the required tendering of a resignation by a director who does not receive a majority of votes cast in an uncontested election), (B) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how, if elected as a director of Comerica, he or she will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to Comerica or (2) any Voting Commitment that could limit or interfere with his or her ability to comply, if elected as a director of Comerica, with his or her fiduciary duties under applicable law, (C) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than Comerica with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed, and (D) in his or her individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of Comerica, and would comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of Comerica. All of the director nominees made the foregoing representations and agreements.

The Governance, Compensation and Nominating Committee does not have a separate policy for consideration of any director candidates recommended by shareholders. Instead, the Governance, Compensation and Nominating Committee considers any candidate meeting the requirements for nomination by a shareholder set forth in Comerica's bylaws (as well as applicable laws and regulations) in the same manner as any other director candidate. The Governance, Compensation and Nominating Committee believes that requiring shareholder recommendations for director candidates to comply with the requirements for nominations in accordance with Comerica's bylaws ensures that the Governance, Compensation and Nominating Committee receives at least the minimum information necessary for it to begin an appropriate evaluation of any such director nominee.

Under Comerica's bylaws, shareholders of Comerica must provide advance notice to Comerica if they wish to nominate persons for election as directors at an Annual Meeting of Comerica's Shareholders. For the 2011 Annual Meeting of Shareholders, notice must be received by Comerica's Corporate Secretary no later than the close of business on January [    ], 2011 and no earlier than the close of business on December [    ], 2010. If, however, Comerica moves the Annual Meeting of Shareholders to a date that is more than 30 days before or more than 60 days after the date which is the one year anniversary of this year's Annual Meeting date (i.e., April 27, 2011), Comerica must receive a shareholder's notice no earlier than the close of business on the 120th day prior to the new Annual Meeting date and no later than the close of business on the later of the 90th day prior to the new Annual Meeting date or the 10th day following the day on which Comerica first made a public announcement of the new Annual Meeting date, as described above. If Comerica increases the number of directors to be elected to the Board at the Annual Meeting and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the immediately preceding year's Annual Meeting, then Comerica will consider a shareholder's notice timely (but only with respect to nominees for any new positions created by such increase) if Comerica receives a shareholder's notice no later than the close of business on the 10th day following the day on which Comerica first makes the public announcement of the increase in the number of directors.

In the case of a special meeting of shareholders called for the purpose of electing directors, shareholder written notice must be delivered no later than the close of business on the 10th day following the day on which Comerica mails notice or makes public disclosure of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting, whichever occurs first.

The Governance, Compensation and Nominating Committee also periodically uses a third-party search firm for the purpose and function of identifying potential director nominees.

Further information regarding the Board and these nominees begins directly below.

COMERICA'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE CANDIDATES FOR CLASS II DIRECTORS.

 INFORMATION ABOUT NOMINEES AND INCUMBENT DIRECTORS

The following section provides information as of March [    ], 2010 about each nominee for election as a Class II Director and each of the incumbent Class I and Class III Directors who will serve past the 2010 annual meeting of shareholders. Two current directors, Kenneth L. Way (a Class II director) and Lillian Bauder (a Class I director), are scheduled to retire at the 2010 Annual Meeting of Shareholders in accordance with Comerica's Corporate Governance Guidelines, which provide that a director will retire from the Board at the next annual shareholders' meeting immediately following the Director's 70th birthday. In addition, Joseph J. Buttigieg, III resigned from the Board and from his positions as Vice Chairman of Comerica and Vice Chairman, Business Bank of Comerica Bank, effective February 1, 2010.

The information provided includes the age of each nominee or incumbent director; the nominee's or incumbent director's principal occupation, employment and business experience during the past five years, including employment with Comerica and Comerica Bank, a wholly-owned subsidiary of Comerica; other public company or registered investment company directorships during the past five years; and the year in which the nominee or incumbent director became a director of Comerica (except as noted in a separate footnote below).

NOMINEES FOR CLASS II DIRECTORS — TERMS EXPIRING IN 2013

Ralph W. Babb, Jr.                                                                           Director since 2000(1)
Mr. Babb, 61, has been President and Chief Executive Officer (since January 2002), Chairman (since October 2002), Chief Financial Officer (June 1995 to April 2002) and Vice Chairman (March 1999 to January 2002) of Comerica Incorporated and Comerica Bank. [He has been a director of Texas Instruments Inc. since March 2010.]

As our Chairman, President and Chief Executive Officer and our former Chief Financial Officer, Mr. Babb has extensive knowledge of all aspects of our business which, combined with his drive for excellence and his strong leadership skills, position him well to continue to serve as our Chairman, President and Chief Executive Officer.

James F. Cordes                                                                          Director since 1984(2)
Mr. Cordes, 69, is retired. He was Executive Vice President of The Coastal Corporation, a diversified energy company, until March 1997. He was President of American Natural Resources Company, a diversified energy company, until March 1997. He also has served as a director of Northeast Utilities System, Inc., an operator of utility systems in New England, since 2001 and of American Electric Power Company, Inc., an energy company, since September 2009.

As a former executive with energy companies and as a member the board of directors of two public energy companies, Mr. Cordes has demonstrated leadership capability and has a deep understanding of the role of boards of directors.

Jacqueline P. Kane                                                                           Director since 2008
Ms. Kane, [58], has been Senior Vice President, Human Resources and Corporate Affairs, of The Clorox Company, a manufacturer and marketer of consumer products, since January 2005. She was Senior Vice President, Human Resources from June 2004 to December 2004, and Vice President, Human Resources from March 2004 to May 2004 for The Clorox Company. From March 2003 to January 2004, she was Vice President, Human Resources and Executive Leadership for The Hewlett-Packard Company, a technology company.

As a senior executive with experience in human resources, including compensation matters, as well as experience in several of our key geographic markets, Ms. Kane has a unique and insightful perspective to offer the Board. As a member of our Governance, Compensation and Nominating Committee, she is able to use her experience and perspectives to offer best practices advice.

 INCUMBENT CLASS I DIRECTORS — TERMS EXPIRING IN 2012

Richard G. Lindner                                                                           Director since 2008
Mr. Lindner, 55, has been Senior Executive Vice President and Chief Financial Officer of AT&T, Inc. (formerly SBC Communications, Inc.), a telecommunications company, since May 2004. From October 2000 to May 2004, he was the Chief Financial Officer of Cingular Wireless LLC (now AT&T Mobility LLC), a wireless telecommunications company. From October 2002 to March 2007, he served as a director of Sabre Holdings.

As Chief Financial Officer of AT&T, Inc., Mr. Lindner has demonstrated leadership capability and extensive knowledge of complex financial and operational issues facing large organizations. In addition, Mr. Lindner is able to draw upon, among other things, his knowledge of several of our key geographic markets that he has gained through experience in the telecommunications industry.

Robert S. Taubman                                                                Director since 1987(3)
Mr. Taubman, 56, has been Chairman of Taubman Centers, Inc., a real estate investment trust that owns, develops and operates regional shopping centers nationally, since December 2001 and has been President and Chief Executive Officer of Taubman Centers, Inc., since August 1992. He has been Chairman of The Taubman Company, a shopping center management company engaged in leasing, management and construction supervision, since December 2001 and has been President and Chief Executive Officer of The Taubman Company since September 1990. He has been a director of Sotheby's Holdings, Inc. since 2000 and Taubman Centers, Inc. since 1992.

As an executive involved in real estate development and operations and with his experience as a member of the board of directors of two public companies, Mr. Taubman has demonstrated leadership capability and brings key experience of the real estate markets. He also brings insight through experience in many of Comerica's geographic markets.

Reginald M. Turner, Jr.                                                                 Director since 2005
Mr. Turner, 50, has been an attorney with Clark Hill PLC, a law firm, since April 2000.

As a lawyer, Mr. Turner has a unique legal perspective to offer the Board. He also has extensive involvement and experience in community affairs.

 INCUMBENT CLASS III DIRECTORS — TERMS EXPIRING IN 2011

Roger A. Cregg                                                                              Director since 2006
Mr. Cregg, 53, has been Executive Vice President of Pulte Homes, Inc., a national homebuilding company, since May 2003 and Chief Financial Officer of Pulte Homes, Inc. since January 1998. He served as Senior Vice President of Pulte Homes, Inc. from January 1998 to May 2003. He was a director of the Federal Reserve Bank of Chicago, Detroit Branch, from January 2004 to December 2009 and served as Chair from January to December 2006.

As a senior executive and Chief Financial Officer of a company involved in residential real estate development, Mr. Cregg has demonstrated leadership capability and extensive knowledge of complex financial and operational issues.

T. Kevin DeNicola                                                                             Director since 2006
Mr. DeNicola, 55, has been Chief Financial Officer of Kior, Inc., a biofuels company, since November 2009. He was Senior Vice President and Chief Financial Officer of KBR, Inc., a global engineering, construction and services company, from June 2008 until October 2009. From June 2002 to January 2008, he was Senior Vice President and Chief Financial Officer of Lyondell Chemical Company, a global manufacturer of basic chemicals. Mr. DeNicola also served as Senior Vice President and Chief Financial Officer of Equistar Chemicals, LP and Millenium Chemicals Inc., both subsidiaries of Lyondell Chemical Company, from June 2002 to January 2008. In January 2009, Lyondell Chemical Company and certain of its subsidiaries, including Equistar Chemicals, LP and Millenium Chemicals Inc., filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code. Mr. DeNicola has been an adjunct professor at Rice University, a higher learning institution, from March 2008 to the present. He also has been a director of Georgia Gulf Corporation since September 2009.

Mr. DeNicola is an experienced financial leader with the skills necessary to lead our Audit Committee. His service as Chief Financial Officer of several public companies make him a valuable asset, both on our Board of Directors and as the Chairman of our Audit Committee. Mr. DeNicola's positions have provided him with a wealth of knowledge in dealing with financial and accounting matters. The depth and breadth of his exposure to complex financial issues make him a skilled advisor.

Alfred A. Piergallini                                                                           Director since 1991
Mr. Piergallini, 63, has been Chairman of Wisconsin Cheese Group, Inc., a manufacturer and marketer of ethnic and specialty cheeses, since January 2006. He also was President and Chief Executive Officer of Wisconsin Cheese Group, Inc. from January 2006 to June 2007. He has been a consultant with Desert Trail Consulting, a marketing consulting organization, since January 2001. He was Chairman, President and Chief Executive Officer of Novartis Consumer Health Worldwide, a health care and infant nutrition company, from December 1999 to December 2001. He has been a director of Central Garden & Pet Company since January 2004.

As a senior executive with experience in general management, marketing, sales and branding, as well as experience in several of our key markets, Mr. Piergallini contributes valuable insight to the Board.

Nina G. Vaca(4)                                                                                 Director since  2008
Ms. Vaca, 38, has been Chairman and Chief Executive Officer of Pinnacle Technical Resources, Inc., a staffing, vendor management and information technology services firm, since October 1996. She also has been Chairman and Chief Executive Officer of Vaca Industries Inc., a management company, since April 1999.

As a chief executive officer with experience in staffing, vendor management and information technology, as well as successful entrepreneurial endeavors, Ms. Vaca offers a unique and insightful perspective to the Board.

 RETIRING DIRECTORS

Kenneth L. Way Director since 1996(5)
Mr. Way, 70, is a Class II director scheduled to retire from the Board at the 2010 Annual Meeting of Shareholders in accordance with Comerica's Corporate Governance Guidelines. He is retired from Lear Corporation, a manufacturer of automotive components, where he served as Chairman from October 2000 to December 2002, and Chairman and Chief Executive Officer until September 2000. He has been a director of CMS Energy Corporation since 1999 and WESCO International, Inc. since 1998.

Lillian Bauder                                                                        Director since 1986(6)
Dr. Bauder, 70, is a Class I director scheduled to retire from the Board at the 2010 Annual Meeting of Shareholders in accordance with Comerica's Corporate Governance Guidelines. She is retired from Masco Corporation, a consumer products and services provider, where she was Vice President from January 2005 to December 2006 and Vice President for Corporate Affairs from October 1996 to January 2005. In addition, Dr. Bauder was Chairman and President of Masco Corporation Foundation from January 2002 to January 2005. She also has been a director of DTE Energy Company since July 1986.

Footnotes:

(1)
The year Mr. Babb became a director of Comerica Bank. Mr. Babb became a director of Comerica in 2001.

(2)
The year Mr. Cordes became a director of Manufacturer's National Corporation. He became a director of Comerica in June 1992 when it merged with Manufacturer's National Corporation.

(3)
The year Mr. Taubman became a director of Manufacturer's Bank, N.A. or its predecessors. He became a director of Comerica Bank in 1992 when it merged with Manufacturer's Bank, N.A. He became a director of Comerica in 2000 at which time he resigned as a director of Comerica Bank.

(4)
Professional name of Ximena G. Humrichouse.

(5)
The year Mr. Way became a director of Comerica Bank. Mr. Way ceased serving as a director of Comerica Bank in 1998 when he became a director of Comerica.

(6)
The year Dr. Bauder became a director of Comerica and Comerica Bank. She ceased serving as a director of Comerica in 1992 (but continued serving as a director of Comerica Bank), then began serving as a director of Comerica again in 2000, at which time she ceased serving as a director of Comerica Bank.

COMMITTEES AND MEETINGS OF DIRECTORS

The Board has several committees, as set forth in the following chart and described below. The names of the directors serving on the committees and the committee chairs and vice chairs, if applicable, are also set forth in the chart. The current terms of the various committee members expire in April 2010.

COMMITTEE ASSIGNMENTS(1)

AUDIT(2)	ENTERPRISE RISK(3)	GOVERNANCE, COMPENSATION AND NOMINATING(4)	QUALIFIED LEGAL COMPLIANCE(2)	SPECIAL PREFERRED STOCK COMMITTEE(5)
Bauder, Lillian	Cordes, James F.*	Bauder, Lillian**	Bauder, Lillian	Babb, Ralph W., Jr.*
Cordes, James F.	DeNicola, T. Kevin	Cregg, Roger A.	Cordes, James F.
Cregg, Roger A.	Lindner, Richard G.	Kane, Jacqueline P.	Cregg, Roger A.
DeNicola, T. Kevin*	Taubman, Robert S.	Lindner, Richard G.**	DeNicola, T. Kevin*
Turner, Reginald M., Jr.	Turner, Reginald M., Jr.	Piergallini, Alfred A.	Turner, Reginald M., Jr.
	Vaca, Nina G.	Way, Kenneth L.*

Footnotes:

(1)
Chair and Vice Chair names are in italics. One asterisk denotes the Chair, whereas two asterisks denotes the Vice Chair, if applicable.

(2)
Mr. DeNicola became Chair of the Audit Committee and the Qualified Legal Compliance Committee effective May 20, 2009. Prior to that time, he was Vice Chair of those Committees. William P. Vititoe served as Chair of the Audit Committee and the Qualified Legal Compliance Committee until he retired on May 19, 2009.

(3)
Mr. Vititoe served on the Enterprise Risk Committee until he retired on May 19, 2009, and Mr. Buttigieg served on the Enterprise Risk Committee until he resigned from the Board effective February 1, 2010.

(4)
Anthony F. Earley, Jr. served on the Governance, Compensation and Nominating Committee until February 28, 2009, when he resigned from the Board of Directors.

(5)
This is a temporary committee that was formed effective July 22, 2008. Mr. Buttigieg served on the Special Preferred Stock Committee until he resigned from the Board effective February 1, 2010.

Audit Committee.    As provided in its Board-adopted written charter, this committee consists solely of members who are outside directors and who meet the independence and experience requirements of applicable rules of the New York Stock Exchange and the SEC with respect to audit committee members. This committee is responsible, among other things, for providing assistance to the Board by overseeing: (i) the integrity of Comerica's financial statements; (ii) Comerica's compliance with legal and regulatory requirements; (iii) the independent auditor's qualifications and independence; and (iv) the performance of Comerica's internal audit function and independent auditors, including with respect to both bank and non-bank subsidiaries; and by preparing the "Audit Committee Report" found in this proxy statement. None of the members of the Audit Committee serves on the audit committees of more than three public companies. The Board of Directors has determined that all of the members of the Audit Committee are independent within the meaning of those independence requirements established from time to time by the Board and the SEC and the listing standards of the New York Stock Exchange (see the "Director Independence and Transactions of Directors with Comerica" section in this proxy statement). Although the SEC requires only one financial expert serve on the Audit Committee, the Board of Directors has determined that Comerica has two audit committee financial experts serving on the Audit Committee. These directors are Roger A. Cregg and T. Kevin DeNicola. A current copy of the charter of the Audit Committee is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary. The Audit Committee met 12 times in 2009.

Governance, Compensation and Nominating Committee.    This committee, among other things, establishes Comerica's executive compensation policies and programs, administers Comerica's 401(k), stock, incentive, pension and deferral plans, monitors compliance with laws and regulations applicable to the documentation and administration of Comerica's employee benefit plans and monitors the effectiveness of the Board and oversees corporate governance issues. Among its various other duties, this committee reviews and recommends to the full Board candidates to become Board members, develops and administers performance criteria for members of the Board, and oversees matters relating to the size of the Board, its committee structure and assignments, and the conduct and frequency of Board meetings. The Board of Directors has determined that all of the members of the Governance, Compensation and Nominating Committee are independent, pursuant to independence requirements established from time to time by the Board and the listing standards of the New York Stock Exchange (see the "Director Independence and Transactions of Directors with Comerica" section of the proxy statement). A current copy of the charter of the Governance, Compensation and Nominating Committee is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary. The Governance, Compensation and Nominating Committee also oversees the discussion, review and evaluation of our compensation plans as described below.

The Governance, Compensation and Nominating Committee met six times in 2009 and acted by unanimous written consent once in 2009. In addition, the Governance, Compensation and Nominating Committee formed the CPP Subcommittee, comprised of its Chair and Vice Chair. The CPP Subcommittee did not meet in 2009.

Enterprise Risk Committee.    This committee oversees policies, procedures and practices relating to enterprise-wide risk and compliance with bank regulatory obligations. A current copy of the charter of the Enterprise Risk Committee is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary. The Enterprise Risk Committee met five times in 2009.

Qualified Legal Compliance Committee.    This committee assists the Board in promoting the best interests of Comerica by reviewing evidence of potential material violations of securities law or breaches of fiduciary duties or similar violations by Comerica or any officer, director, employee, or agent thereof, providing recommendations to address any such violations, and monitoring Comerica's remedial efforts with respect to any such violations. The Board of Directors has determined that all of the members of the Qualified Legal Compliance Committee are independent, pursuant to independence requirements established from time to time by the Board and the SEC and the listing standards of the New York Stock Exchange (see the "Director Independence and Transactions of Directors with Comerica" section of the proxy statement). A current copy of the charter of the Qualified Legal Compliance Committee is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary. The Qualified Legal Compliance Committee did not meet in 2009.

Special Preferred Stock Committee.    This committee is a temporary committee of the Board of Directors that was created to carry out the Board's authority with respect to the issuance of preferred stock. It did not meet in 2009.

Board and Committee Meetings.    There were six regular meetings of the Board and 24 meetings of the various committees and subcommittees of the Board, including unanimous written consents, during 2009. All director nominees and all incumbent directors attended at least seventy-five percent (75%) of the aggregate number of meetings held by the Board and all the committees of the Board on which the respective directors served.

Comerica expects all of its directors to attend the Annual Meeting except in cases of illness, emergency or other reasonable grounds for non-attendance. Ten of the 13 Board members on the date of the 2009 Annual Meeting attended that meeting.

NON-MANAGEMENT DIRECTORS AND COMMUNICATION WITH THE BOARD

The non-management directors meet at regularly scheduled executive sessions without management. Richard G. Lindner is the facilitating director at such sessions. Interested parties may communicate directly with Mr. Lindner or with the non-management directors as a group by sending written correspondence, delivered via United States mail or courier service, to: Secretary of the Board, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201, Attn: Non-Management Directors. Alternatively, shareholders may send communications to the full Board by sending written correspondence, delivered via United States mail or courier service, to: Secretary of the Board, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201, Attn: Full Board of Directors. The Board of Directors' current practice is that the Secretary will relay all communications received to the facilitating director, in the case of communications to non-management directors, and to the Chairman of the Board, in the case of communications to the full Board.

BOARD LEADERSHIP STRUCTURE

Our Chief Executive Officer also serves as the Chairman of the Board. The Board has chosen this structure because it believes the Chief Executive Officer serves as a bridge between management and the Board, ensuring that both groups act with a common purpose. Separating the roles would risk creating the perception of having two chiefs, which could lead to fractured leadership and a weakened ability to develop and implement strategy. Mr. Babb has provided strong leadership to the Board and management, instilling a clear focus on the Company's strategy and business plans. However, the Board believes that it is simultaneously important to have a strong governance structure to ensure a strong and independent Board. All directors, with the exception of the Chairman, are independent as defined under New York Stock Exchange rules, and the Audit Committee, the Enterprise Risk Committee and the Governance, Compensation and Nominating Committee are comprised entirely of independent directors. The Board also has an independent facilitating director (Mr. Lindner) who leads the non-management directors in regularly scheduled executive sessions. The facilitating director position is elected annually by the non-management directors. The Board believes that the facilitating director provides an effective counter-balance to the combined role of Chief Executive Officer and Chairman.

DIRECTOR INDEPENDENCE AND
TRANSACTIONS OF DIRECTORS WITH COMERICA

Independence and Transactions of Directors

The Board of Directors has determined that all non-management directors, currently constituting 91.66% of the full Board of Directors of Comerica, are independent within the meaning of the listing standards of the New York Stock Exchange. To assist in making these determinations of independence, Comerica adopted categorical standards found in its Corporate Governance Guidelines, a current copy of which is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary. The categorical standards also are included as Appendix III to this proxy statement.

In addition to the categorical standards, the Board of Directors, in making its determinations of independence, reviewed certain relationships that multiple board members, or members of their immediate family, may have with the same charitable or civic organization, as well as certain other types of relationships that directors, members of their immediate family or affiliated entities, may have with each other or Comerica, and determined that such relationships are not material. These relationships with Comerica include, among other things, lending relationships, other banking relationships (such as depository, transfer, registrar, indenture trustee, trusts and estates, private banking, investment management, custodial, securities brokerage, cash management and similar services) and other commercial or charitable relationships between Comerica and its subsidiaries, on the one hand, and an entity with which the director (or any of the director's immediate family members, as defined in the categorical standards) is affiliated by reason of being a director, trustee, officer or person holding a comparable position or a significant shareholder thereof, on the other. They also include situations in which Comerica, or one or more affiliates, serves in a fiduciary capacity for a client needing legal services. The Board additionally reviewed certain relationships involving directors or their companies and Comerica's independent auditor.

In connection with making its director independence determinations, the Board specifically considered the following relationships and transactions:

Loans, extensions of credits and related commitments to Messrs. Cregg, Lindner, Piergallini, Taubman, Vaca and Way, their respective immediate family members and/or affiliated entities have been made by Comerica Bank in the ordinary course of business, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons not related to or affiliated with Comerica or its subsidiaries, and the transactions did not involve more than the normal risk of collectibility or present other unfavorable features. Such relationships are immaterial pursuant to the Board's categorical standards of independence.

During 2009, Mr. Turner's wife was employed by an entity that has an ordinary course, non-preferential business relationship with Comerica. She was not an officer or a director of her employer, and she neither received compensation from her employer as a direct result of such business relationship with Comerica, nor was she directly involved in the negotiations of transactions with Comerica. The aggregate amount of such expenditures by Comerica was less than 1% of Comerica's consolidated gross revenues. Such relationship is immaterial under the Board's categorical standards of independence.

In certain instances, Comerica, acting in a fiduciary capacity, selects, on behalf of its client, a law firm to represent the client. If applicable, the firm with a related pre-existing relationship with the client is typically selected by Comerica (e.g., the firm that drafted a will in which Comerica is named fiduciary of the associated estate). From time to time, this has resulted in the engagement, by the client, of the firm in which Mr. Turner is a member. Mr. Turner is not directly involved in providing these legal services, and any associated fees are paid to the firm from the client's funds, not from funds belonging to Comerica. The Board determined that such relationships are immaterial.

Mr. Turner is not personally involved in any litigation in which Comerica is directly or indirectly adverse. However, on occasion, his firm represents clients in legal matters indirectly or potentially adverse to Comerica, such as loans and other commercial transactions (in which his firm represents a borrower) and bankruptcy litigation (in which his firm represents creditors other than Comerica), and thus receives fees from such parties it represents, but not from Comerica. The Board determined that such relationships are immaterial.

Comerica has historically used AT&T, Inc., for whom Mr. Lindner serves as Chief Financial Officer, for voice, data, internet and wireless services through an arm's length, non-preferential arrangement that commenced many years before Mr. Lindner joined the Board. In 2009, Comerica paid AT&T, Inc. far less than 1% of AT&T's consolidated gross revenues. Such relationship is immaterial pursuant to the Board's categorical standards of independence.

Ms. Vaca and Mr. Lindner are executive officers of companies that maintain an arm's length business relationship with one another, which commenced prior to the time that either Ms. Vaca or Mr. Lindner joined the Board. This business relationship is immaterial in the Board's judgment.

In 2009, Comerica made de minimis payments toward the maintenance and repair of roads around one of its banking centers to an entity currently affiliated with Mr. Taubman. The obligation to pay such maintenance and repair fees was part of a 1979 agreement to purchase the banking center property from a predecessor entity. This relationship is immaterial in the Board's judgment.

Ms. Kane and Messrs. Cregg and Lindner are executive officers of companies that use Comerica's independent auditor for certain financial services, including audit and audit-related services. During 2009, Mr. DeNicola served as an executive officer of a company that uses Comerica's independent auditor for certain financial services, which do not include audit and audit-related services. The Board considered the use of the same independent auditor by Comerica and companies employing its directors. The Board determined that such relationships were immaterial.

On the bases described above, the Board of Directors has affirmatively determined that the following current directors meet the categorical standards of independence, where applicable, and have no material relationship with Comerica (either directly or as a partner, shareholder or officer of an organization that has a relationship with Comerica) other than as a director: Lillian Bauder, James F. Cordes, Roger A. Cregg, T. Kevin DeNicola, Jacqueline P. Kane, Richard G. Lindner, Alfred A. Piergallini, Robert S. Taubman, Reginald M. Turner, Jr., Nina G. Vaca and Kenneth L. Way. The Board of Directors further determined that Ralph W. Babb, Jr. is not independent because he is an employee of Comerica. In addition, three former directors, Joseph J. Buttigieg, III, Anthony F. Earley, Jr. and William P. Vititoe, served on the Board of Directors in 2009. Mr. Buttigieg resigned from the Board effective February 1, 2010; Mr. Earley resigned from the Board effective February 28, 2009; and Mr. Vititoe retired from the Board effective May 19, 2009. When the Board of Directors last considered the independence of Messrs. Buttigieg, Earley and Vititoe (while they were serving as directors), it determined that Mr. Buttigieg was not independent because he was an employee of Comerica. It also affirmatively determined that Messrs. Earley and Vititoe met the categorical standards of independence, where applicable, and had no material relationship with Comerica (either directly or as a partner, shareholder or officer of an organization that has a relationship with Comerica) other than as a director.

Review of Transactions with Related Persons

Comerica has adopted a Regulation O Policy and Procedure document to implement the requirements of Regulation O of the Federal Reserve Board, which restricts the extension of credit to directors and executive officers and their family members and other related interests. Under the policy and procedure, extensions of credit that exceed regulatory thresholds must be approved by the board of the appropriate subsidiary bank.

Comerica also has other procedures and policies for reviewing transactions between Comerica and its directors and executive officers, their immediate family members and entities with which they have a position or relationship. These other procedures are intended to determine whether any such transaction impairs the independence of a director or presents a conflict of interest on the part of a director or executive officer.

Annually, each director and executive officer is required to complete a director, director nominee and executive officer questionnaire, and each non-management director is required to complete an independence certification. Both of these documents elicit information about related person transactions. The Governance, Compensation and Nominating Committee and the Board of Directors annually review the transactions and relationships disclosed in the questionnaire and certification, prior to the Board of Directors making a formal determination regarding the directors' independence. To assist them in their review, the Governance, Compensation and Nominating Committee and the Board of Directors use the categorical standards found in Comerica's Corporate Governance Guidelines, as discussed above.

In order to monitor transactions that occur between the annual review, the independence certification also obligates the directors to immediately notify Comerica's Head of Legal Affairs in writing if they discover that any statement in the certification was untrue or incomplete when made, or if any statement in the certification becomes untrue or incomplete at any time in the future. Likewise, under the Code of Business Conduct and Ethics for Members of the Board of Directors, any situation that involves, or may involve, a conflict of interest with Comerica, should be promptly disclosed to the Chairman of the Board, who will consult with the Chair of the Governance, Compensation and Nominating Committee.

Executive officers are bound by the Code of Business Conduct and Ethics for Employees and, in the case of the Chief Executive Officer and senior financial officers, by the Senior Financial Officer Code of Ethics.

The Regulation O Policy and Procedure, questionnaire, certification, Corporate Governance Guidelines, Code of Business Conduct and Ethics for Members of the Board of Directors, Code of Business Conduct and Ethics for Employees and Senior Financial Officer Code of Ethics are all in writing.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2009, Dr. Bauder, Mr. Cregg, Mr. Earley, Ms. Kane, Mr. Lindner, Mr. Piergallini and Mr. Way served as members of the Governance, Compensation and Nominating Committee. No such individual is, or was during 2009, an officer or employee of Comerica or any of its subsidiaries, nor was any such member formerly an officer of Comerica or any of its subsidiaries.

COMPENSATION OF DIRECTORS

The Governance, Compensation and Nominating Committee determines the form and amount of non-employee director compensation and makes a recommendation to the Board of Directors for final approval. In determining director compensation, the Governance, Compensation and Nominating Committee considers the recommendations of Mr. Babb, as well as information provided by Hewitt Associates LLC ("Hewitt"), a nationally known compensation consulting firm retained by the Governance, Compensation and Nominating Committee to provide market analyses and consulting services on director compensation matters.

The table below illustrates the compensation structure for non-employee directors in 2009. Employee directors receive no compensation for their Board service. In addition to the compensation described below, each director is reimbursed for reasonable out-of-pocket expenses incurred for travel and attendance related to meetings of the Board of Directors or its committees.

Elements of 2009 Compensation	Amount
Annual Retainer (cash)(1)	$40,000
Annual Committee Chair and Vice Chair Retainer (cash)(2)	$10,000
Annual Facilitating Director Retainer (cash)	$10,000
Board or Committee Meeting Fees — per meeting (cash)	$ 1,500
Board Sponsored Training Seminar Fees — per seminar (cash)	$ 1,500
Briefing Fees — per briefing session (cash)	$ 1,500
Restricted Stock Unit Award(3)	$60,000

Footnotes:

(1)
The annual retainer was reduced from $45,000 to $40,000 effective March 24, 2009.

(2)
Additional annual retainer for the chair and, if applicable, vice chair, of each committee with the exception of the chair and vice chair of the Audit Committee, who received a committee chair/vice chair annual retainer in the amount of $15,000.

(3)
Comerica has an Incentive Plan for Non-Employee Directors, under which a total of 500,000 shares of common stock of Comerica can be issued as stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based awards. On July 28, 2009, each non-employee director received a grant of 2,552 shares of restricted stock units. In each case, the grant was equal to the number shares of Comerica common stock having, in the aggregate, a fair market value of $60,000 at the close of the market on the date of grant. These restricted stock units vest one year after the date of the award, with vesting contingent on the participant's continued service as a director of Comerica for a period of one year after the date of the award. Awards will be settled in common stock one year after the director's service as a director of Comerica terminates.

Deferred Compensation Plans.    Comerica allows non-employee directors to defer some or all of their annual retainer(s), as well as meeting or training fees, under two deferred compensation plans. Under one plan, the compensation deferred earns a return based on the return of Comerica common stock and, at the end of the deferral period, Comerica pays the deferred compensation to those participating directors in Comerica common stock. Under the other plan, the compensation deferred earns a return based on the return of various investment funds elected by the director and, at the end of the deferral period, Comerica pays the deferred compensation to those participating directors in cash.

Stock Option Plan.    Comerica has not granted stock options to non-employee directors since 2004. Comerica formerly had a stock option plan for non-employee directors under which a total of 375,000 shares of common stock could be issued as options. On the date of each Annual Meeting of Shareholders, Comerica granted each non-employee director an option to purchase shares of common stock of Comerica. The exercise price of each option is the fair market value of each share of common stock on the date the option was granted.

Comerica also formerly had a stock option plan for non-employee directors of its affiliated banks (the "Bank Directors Option Plan"), under which a total of 450,000 shares of common stock of Comerica could be issued as options. Any current Comerica director who previously was a non-employee director of an affiliated bank received options under the Bank Directors Option Plan during the period that the non-employee director served on the board of the affiliated bank. Comerica terminated the Bank Directors Option Plan, as there currently are no non-employee directors on the boards of Comerica's affiliated banks.

Retirement Plans for Directors.    Until May 15, 1998, Comerica and Comerica Bank, its wholly owned subsidiary, each had a retirement plan for non-employee directors who served at least five years on the Board. The plans terminated on May 15, 1998, and benefit accrual under the plans froze on the same date. Any non-employee director of either Comerica or Comerica Bank as of May 15, 1998 who served at least five years on the Board, whether before or after that date, has vested benefits under the plans. Any director who became a non-employee director of either Comerica or Comerica Bank on or after May 15, 1998, is not eligible to participate in the plans. However, non-employee directors who became members of the Board of Comerica in the year 2000, but who were directors of Comerica Bank prior to May 15, 1998, are covered by the Comerica Bank retirement plan.

Under the plans, Comerica or Comerica Bank, as appropriate, accrued one month of retirement income credit for each month of service as of May 15, 1998, up to a maximum of 120 months, on behalf of each eligible director. Benefits under the plans become payable when the director reaches age 65 or retires from the Board, whichever occurs later. Payments may commence prior to the director's 65th birthday if he or she retires from the Board due to illness or disability. There is no survivor benefit. If a director passes away before all, or any, payments have been made, his or her beneficiary does not receive any payment.

The following table provides information on the compensation of Comerica's directors who served at any point during the fiscal year ended December 31, 2009.

2009 Director Compensation Table

Name(1)	Fees Earned or Paid in Cash(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5)(6)	All Other Compensation(7) ($)	Total ($)
Lillian Bauder	90,140	60,000	—	—	—	—	150,140
James F. Cordes	87,140	60,000	—	—	—	—	147,140
Roger A. Cregg	78,640	60,000	—	—	—	—	138,640
T. Kevin DeNicola	102,140	60,000	—	—	—	—	162,140
Anthony F. Earley, Jr.	11,875	0	—	—	—	—	11,875
Jacqueline P. Kane	62,140	60,000	—	—	—	—	122,140
Richard G. Lindner	81,948	60,000	—	—	—	—	141,948
Alfred A. Piergallini	62,140	60,000	—	—	—	—	122,140
Robert S. Taubman	57,640	60,000	—	—	—	—	117,640
Reginald M. Turner, Jr.	75,640	60,000	—	—	—	—	135,640
Nina G. Vaca	59,140	60,000	—	—	—	—	119,140
William P. Vititoe	44,140	0	—	—	—	—	44,140
Kenneth L. Way	75,986	60,000	—	—	—	—	135,986

Footnotes:

(1)
Employee directors do not receive any compensation with respect to their service on the Board; accordingly, Ralph W. Babb, Jr. and Joseph J. Buttigieg, III are not included in this table.

(2)
This column reports the amount of cash compensation earned in 2009 for Board and committee service. Comerica pays the applicable retainer and meeting fees to each director on a quarterly basis. The annual retainer fee is paid prospectively at the beginning of each quarter for that quarter's service. The annual committee chair retainer, annual Facilitating Director retainer and meeting fees are paid retrospectively at the beginning of each quarter for service and meetings attended in the prior quarter. As a result of this practice, fees paid in 2009 that were earned in the fourth quarter of 2008 are not included in the table. However, fees paid in 2010 that were earned in the fourth quarter of 2009 are included in the table.

(3)
This column represents the grant date fair value of restricted stock units granted to each of the Directors in 2009 in accordance with ASC 718 and Item 402 of Regulation S-K. The 2009 dividend equivalents associated with the outstanding restricted stock unit accounts for each of the non-employee directors who served on the Board during 2009 is as follows: Dr. Bauder: $2,880; Mr. Cordes: $2,880; Mr. Cregg: $1,661; Mr. DeNicola: $1,661; Mr. Earley: $2,451; Ms. Kane: $128; Mr. Lindner: $1,081; Mr. Piergallini: $2,880; Mr. Taubman: $2,880; Mr. Turner: $2,691; Ms. Vaca: $128; Mr. Vititoe: $2,753; and Mr. Way: $2,880. The aggregate number of restricted stock units, including dividend equivalents, outstanding as of December 31, 2009 for each of the non-employee directors who served on the board during 2009, is as follows: Dr. Bauder: 8,388 stock units; Mr. Cordes: 8,388 stock units; Mr. Cregg: 5,804 stock units; Mr. DeNicola: 5,804 stock units; Mr. Earley: 3,812 stock units; Ms. Kane: 2,557 stock units; Mr. Lindner: 4,576 stock units; Mr. Piergallini: 8,388 stock units; Mr. Taubman: 8,388 stock units; Mr. Turner: 7,987 stock units; Ms. Vaca: 2,557 stock units; Mr. Vititoe: 5,831 stock units; and Mr. Way: 8,388 stock units. Mr. Earley resigned from the Board of Directors effective February 28, 2010. At the time of his resignation, he forfeited 2,006 restricted stock units that had not yet vested.

(4)
Comerica has not granted stock options to directors since 2004. Comerica formerly had a stock option plan for non-employee directors under which a total of 375,000 shares of common stock could be issued as options. On the date of each Annual Meeting of Shareholders, Comerica previously granted each non-employee director an option to purchase shares of common stock of Comerica. The exercise price of each option is the fair market value of each share of common stock on the date the option was granted. Comerica formerly had a stock option plan for non-employee directors of its affiliated banks (the "Bank Directors Option Plan"), under which a total of 450,000 shares of common stock of Comerica could be issued as options. Any current Comerica director who previously was a non-employee director of an affiliated bank received options under the Bank Directors' Option Plan during the period that the non-employee director served on the board of the affiliated bank. Comerica terminated the Bank Directors' Option Plan, as there currently are no non-employee directors on the boards of Comerica's affiliated banks. Currently, stock options can be issued under Comerica's Incentive Plan for Non-Employee Directors, though no options have been issued under that plan to date. The aggregate number of stock options outstanding as of December 31, 2009 for each of the non-employee directors who served on the board during 2009 is as follows: Dr. Bauder: 2,500 options; Mr. Cordes: 12,000 options; Mr. Cregg: no options; Mr. DeNicola: no options; Ms. Kane: no options; Mr. Lindner: no options; Mr. Piergallini: 10,000 options; Mr. Taubman: 12,000 options; Mr. Turner: no options; Ms. Vaca: no options; Mr. Vititoe: 12,000 options; and Mr. Way: 12,000 options.

(5)
Comerica allows non-employee directors to defer some or all of their annual retainer(s), as well as meeting or training fees, under two deferred compensation plans. Under the Comerica Incorporated Common Stock Non-Employee Director Fee Deferral Plan, the compensation deferred earns a return based on the return of Comerica common stock and, at the end of the deferral period, Comerica pays the deferred compensation to those participating directors in Comerica common stock. Under the Comerica Incorporated Non-Employee Director Fee Deferral Plan, the compensation deferred earns a return based on the return of various investment funds elected by the director and, at the end of the deferral period, Comerica pays the deferred compensation to those participating directors in cash. None of the earnings are above-market or preferential, so no such amounts are shown in this column.

(6)
Until May 15, 1998, Comerica Incorporated and Comerica Bank, its wholly owned subsidiary, each had a retirement plan for non-employee directors who served at least five years on the Board. Benefit accruals under the plans were frozen on May 15, 1998, with no future benefit accruals to be made. Any non-employee director of either Comerica Incorporated or Comerica Bank as of May 15, 1998 who served at least five years on the Board, whether before or after that date, has vested benefits under the plans. Any director who became a non-employee director of either Comerica Incorporated or Comerica Bank on or after May 15, 1998 is not eligible to participate in the plans. However, non-employee directors who became members of the Board of Comerica Incorporated in the year 2000, but who were directors of Comerica Bank prior to May 15, 1998, are covered by the Comerica Bank retirement plan. Under the plans, Comerica Incorporated or Comerica Bank, as appropriate, accrued one month of retirement income credit for each month of service as of May 15, 1998, up to a maximum of 120 months, on behalf of each eligible director. Benefits under the plans become payable when the director reaches age 65 or retires from the Board, whichever occurs later. Payments may commence prior to the director's 65th birthday if he or she retires from the Board due to illness or disability. There is no survivor benefit. If a director passes away before all, or any, payments have been made, his or her beneficiary does not receive any payment. The maximum benefit payable is $20,000 per year for 10 years. Because benefit accruals froze on May 15, 1998, there was no change in the participants' pension values in 2009. Directors who served in 2009 and who are covered by the retirement plans include: Dr. Bauder, Mr. Cordes, Mr. Piergallini, Mr. Taubman, Mr. Vititoe and Mr. Way.

(7)
Comerica provides a $150,000 business travel, accident and felonious assault insurance benefit for each non-employee director and maintains directors' and officers' liability insurance policies with a total limit of $125 million.

For additional information regarding Comerica's equity compensation plans, please refer to Note 1 (see pages [80-81]) and Note 18 (see pages [120 through 122]) to the Consolidated Financial Statements contained in Comerica's Annual Report to Shareholders for the year ended December 31, 2009.

 PROPOSAL II SUBMITTED FOR YOUR VOTE

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors recommends that you vote "FOR"
the proposal set forth below.

The Audit Committee of Comerica has selected Ernst & Young LLP ("Ernst & Young"), independent auditors, to audit our financial statements for the fiscal year ending December 31, 2010, and recommends that the shareholders vote for ratification of such appointment.

Ernst & Young has served as our independent auditors since 1992. As a matter of good corporate governance, the selection of Ernst & Young is being submitted to the shareholders for ratification. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if Ernst & Young is ratified as independent auditors by the shareholders, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Comerica and its shareholders. Representatives of Ernst & Young are expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from shareholders.

COMERICA'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO RATIFY THE INDEPENDENT AUDITORS.

 INDEPENDENT AUDITORS

Audit Fees

Aggregate fees billed to Comerica and its subsidiaries by Ernst & Young for each of the last two fiscal years for the audit of Comerica's annual financial statements, the review of financial statements included in Comerica's Forms 10-Q and 10-K, and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements for those years were: $2,419,643 for the year ended December 31, 2008 and $2,078,504 for the year ended December 31, 2009.

Audit-Related Fees

Aggregate fees billed to Comerica and its subsidiaries by Ernst & Young for each of the last two fiscal years for the assurance and related services provided by Ernst & Young that are reasonably related to the performance of the audit or review of Comerica's financial statements were: $244,600 for the year ended December 31, 2008 and $233,400 for the year ended December 31, 2009. Audit-related fees consisted mainly of the audits of Comerica's benefit plans and the internal control (SAS 70 Report) for Comerica's trust department. The Audit Committee considered whether, and determined that, the provision of these services is compatible with maintaining the independence of Ernst & Young.

Tax Fees

Aggregate fees billed to Comerica and its subsidiaries by Ernst & Young for each of the last two fiscal years for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were: $280,492 for the year ended December 31, 2008 and $102,604 for the year ended December 31, 2009. Tax fees consisted mainly of consultation on various tax planning strategies for Comerica and its subsidiaries, IRS examinations and Form 1120. The Audit Committee considered whether, and determined that, the provision of these services is compatible with maintaining the independence of Ernst & Young.

All Other Fees

Ernst & Young billed Comerica in 2008 and 2009 in the aggregate $2,105 and $267,508, respectively, for fees for products and services other than those described in the previous three paragraphs. Those products and services consisted of subscription fees for on-line accounting and tax as well as in 2009 advisory services for regulatory reporting processes.

Services for Investment Vehicles

In connection with the advisory, management, trustee and similar services that Comerica's affiliates provide to mutual funds, collective funds and common trust funds, Comerica from time to time selects, and in limited circumstances employs, outside accountants to perform audit and other services for the investment vehicles. In such cases, Comerica typically uses a request-for-proposal process that has resulted in the selection of Ernst & Young among other independent public accounting firms. In addition, Ernst & Young has agreements with financial services companies pursuant to which it may receive compensation for certain transactions, including transactions in which Comerica may participate from time-to-time, and Ernst & Young also receives fees from time to time from Comerica's customers when acting on their behalf in connection with lending or other relationships between Comerica's affiliates and their customers. The fees discussed in this paragraph are not included in the totals provided in the above paragraphs because the fees are generally charged to the investment vehicle, customer or other applicable party, except that Audit-Related Fees for 2009 included $27,400 for audits of certain common and collective trust funds and in 2008 included $62,600 for audits of certain common and collective trust funds and Tax Fees for 2008 included $23,700 ($33,200 for 2009) for certain common & collective trust fund tax compliance services.

Pre-Approval Policy

The Audit Committee has a policy to review, and, if such services are appropriate in the discretion of the Audit Committee, pre-approve (i) all auditing services to be provided by the independent auditor (which may entail providing comfort letters in connection with securities underwritings or statutory audits required for insurance companies for purposes of state law) and (ii) all permitted(1) non-audit services (including tax services) to be provided by the independent auditor, provided that pre-approval is not required with respect to non-audit services if (a) the aggregate amount of non-audit services provided to Comerica constitutes not more than 5% of the total amount of revenues paid by Comerica to its auditor during the fiscal year in which the non-audit services are provided; (b) such services were not recognized by Comerica at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee. The Audit Committee has authorized its chair to pre-approve such services between Audit Committee meetings. All of the services provided by Ernst & Young for the years ended December 31, 2008 and December 31, 2009 were pre-approved by the Audit Committee under its pre-approval policy.

Footnote:

(1)
For purposes of the foregoing, permitted non-audit services shall not, unless otherwise allowed under applicable laws, include: (i) bookkeeping or other services related to the accounting records or financial statements of Comerica; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser, or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The information contained in the Audit Committee Report is not deemed to be soliciting material or to be filed for purposes of the Securities Exchange Act of 1934, shall not be deemed incorporated by reference by any general statement incorporating the document by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Comerica specifically incorporates such information by reference, and shall not be otherwise deemed filed under such acts.

AUDIT COMMITTEE REPORT

The Audit Committee oversees Comerica's financial reporting process on behalf of the Board of Directors and is comprised of all outside directors who are independent within the meaning of, and meet the experience requirements of, the applicable rules of the New York Stock Exchange and the SEC. In addition to its duties regarding oversight of Comerica's financial reporting process, including as it relates to the integrity of the financial statements, the independent auditors' qualifications and independence and the performance of the independent auditors and Comerica's internal audit function, the Audit Committee also has sole authority to appoint or replace the independent auditors and is directly responsible for the compensation and oversight of the work of the independent auditors as provided in Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee charter, which was adopted and approved by the Board, specifies the scope of the Audit Committee's responsibilities and the manner in which it carries out those responsibilities. Management has primary responsibility for the financial statements, reporting processes and system of internal controls. In fulfilling its oversight responsibilities, among other things, the Audit Committee reviewed and discussed the audited financial statements included in Comerica's Annual Report on Form 10-K with management and the independent auditors, including a discussion of the quality, not just the acceptability, of the accounting principles, reasonableness of significant judgments, and clarity of disclosures in the financial statements and a discussion of related controls, procedures, compliance and other matters.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee also has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent auditors their independence from management and Comerica, and reviewed and considered whether the provision of non-audit services and receipt of certain compensation by the independent auditors are compatible with maintaining the auditors' independence. In addition, the Audit Committee reviewed with the independent auditors all critical accounting policies and practices to be used.

In reliance on the reviews and discussions referred to above and such other considerations as the Audit Committee determined to be appropriate, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in Comerica's Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC.

The Audit Committee

T. Kevin DeNicola, Chairman
Lillian Bauder
James F. Cordes
Roger A. Cregg
Reginald M. Turner, Jr.

January 26, 2010

 PROPOSAL III SUBMITTED FOR YOUR VOTE

NON-BINDING, ADVISORY PROPOSAL APPROVING EXECUTIVE COMPENSATION

The Board of Directors recommends that you vote "FOR"
the proposal set forth below.

Background of the Proposal

The American Recovery and Reinvestment Act of 2009 ("ARRA") and the associated guidance issued by the U.S. Department of the Treasury require those financial institutions, like Comerica, that have sold preferred stock and issued a warrant to the U.S. Treasury Department under the Capital Purchase Program to permit a separate shareholder vote to approve the compensation of executive officers. The Securities and Exchange Commission also has issued guidance that requires participants in the Capital Purchase Program to submit to shareholders annually for their approval the executive compensation arrangements as described in the Compensation Discussion and Analysis section, the compensation tables and any related material.

Executive Compensation

As discussed in the "Compensation Discussion and Analysis" section beginning on page [             ] of this proxy statement, the Board believes that our current executive compensation program directly links executive compensation to our performance and aligns the interests of our executive officers with those of our shareholders. We are providing shareholders with the opportunity to cast an advisory vote on our compensation program. This proposal (commonly known as a "say on pay" proposal) is set forth in the following resolution:

RESOLVED, that the shareholders of Comerica Incorporated approve the compensation of executives, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and any related material.

Because your vote on this proposal is advisory, it will not be binding on the Board. However, the Governance, Compensation and Nominating Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

COMERICA'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO APPROVE EXECUTIVE COMPENSATION.

PROPOSAL IV SUBMITTED FOR YOUR VOTE

The Board of Directors recommends that you vote "FOR"
the proposal set forth below.

APPROVAL OF THE COMERICA INCORPORATED
2006 AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN, AS FURTHER AMENDED

On February 16, 2010, the Governance, Compensation and Nominating Committee and the Board of Directors approved the Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan (the "LTIP"), including further amendments (the "Amendments"), subject to shareholder approval. Under this proposal, the LTIP would be amended and restated to include these Amendments (the "Amended LTIP"), and the Amended LTIP would be approved in its entirety.

Currently, the LTIP limits the number of shares that can be used for grants other than options and stock appreciation rights to 2.2 million shares. Because the existing LTIP was approved in 2006, most of those 2.2 million shares have been used for grants in 2007, 2008 and 2009. Over that time, Comerica has focused on being judicious in the granting of equity awards, with share usage and number of recipients decreasing each year. At the same time, however, regulatory restrictions and compensation expectations within the industry have been changing, reinforcing the need for an even stronger equity program.

Limitations set forth in the Interim Final Rule on TARP Standards for Corporate Governance increased the need for Comerica to grant long-term restricted stock to senior management in 2009 (like many of its competitors did) in order to remain competitive in the marketplace. In addition, Comerica expects that the bank regulatory initiatives related to compensation recently announced by the Board of Governors of the Federal Reserve System and the Federal Deposit Insurance Corporation are likely to impact the compensation strategies used by financial institutions. New best compensation practices may evolve from the increased regulatory focus on incentive compensation, further encouraging increased use of Company stock.

The Company believes it is important to have the flexibility to grant various types of equity awards to its employees so that it can react appropriately to the changing environment. Many of Comerica's most talented employees are participants in the LTIP, and the Board of Directors believes that the retention of those individuals is critical to Comerica's continued success. However, as of February 26, 2010, only 446,859 shares were available under the LTIP for future awards other than options and stock appreciation rights. Therefore, the Company feels it no longer has the shares necessary under its LTIP to remain market competitive.

The Board of Directors believes that the Amendments will allow the Company to continue the use of equity compensation as a component of a competitive, but measured, overall compensation program.

The Amendments would increase the number of shares available for grants under the LTIP by 2.5 million shares and would allow those shares to be used for any type of award available under the LTIP. It would do this by raising the cap on shares that may be used for grants other than options and stock appreciation rights from 2.2 million to 4.7 million. Based on current estimates, Comerica believes this increase in shares under the plan will allow Comerica to consider awards to senior management during the regular annual grant cycles for 2011 through 2013. Comerica believes it is important to align the interests of senior management with those of shareholders and, accordingly, believes that adoption of the Amended LTIP is in the best interest of Comerica and its shareholders.

The Amended LTIP is designed to align the interests of employees of Comerica selected to receive awards with those of shareholders by rewarding long-term decision-making and actions for the betterment of Comerica. Comerica believes that equity-based compensation assists in the attraction and retention of qualified employees and provides them with additional incentive to devote their best efforts to pursue and sustain Comerica's superior long-term performance, enhancing the value of Comerica for the benefit of its shareholders.

The provisions of the Amended LTIP are meant to ensure that the tax deductibility of payments under the Amended LTIP that are intended to comply with the performance-based compensation exception to Section 162(m) is not limited by Section 162(m). Under Section 162(m), annual compensation in excess of $1 million, or $500,000 during the Company's participation in the CPP (see discussion below), paid to a corporation's chief executive officer and the three next highest paid executive officers other than the chief financial officer ("162(m) Covered Employees") is not deductible by Comerica for federal income tax purposes, unless such compensation is considered "performance-based compensation." For compensation to qualify as "performance-based compensation," certain conditions must be met, including shareholder approval of the material terms of the arrangement under which the compensation is paid. The maximum amount of compensation payable with respect to an award granted under the Amended LTIP to any award recipient who is a "162(m) Covered Employee" that is denominated as a dollar amount may not exceed $5,000,000 for any calendar year. In addition, no individual may be granted awards with respect to more than 350,000 shares in any calendar year.

PLAN DOCUMENT.    The full text of the Amended LTIP is included as Appendix IV to this Proxy Statement. The following summarizes the material features of the Amended LTIP and is qualified in its entirety by the full text of the Amended LTIP that is attached to this Proxy Statement as Appendix IV.

ELIGIBLE EMPLOYEES.    Any officers and employees of Comerica and its subsidiaries and affiliates, as well as prospective officers and employees who have accepted offers of employment, may be selected by the Governance, Compensation and Nominating Committee to become participants in the Amended LTIP. Directors of Comerica who are not salaried employees of Comerica or an affiliate are not eligible to participate. Presently, Comerica estimates that approximately 3,760 officers and 5,765 non-officer employees would be eligible to receive awards each year under the LTIP.

SHARES AVAILABLE UNDER THE AMENDED LTIP.    The maximum number of shares of Comerica's common stock that will be available under the Amended LTIP is increased by 2.5 million, such that the total maximum number of shares of Comerica's common stock that will be available under the Amended LTIP is equal to 13.5 million, plus (i) any shares of common stock available for future awards under the Amended and Restated Comerica Incorporated 1997 Long-Term Incentive Plan (the "Prior LTIP"); and (ii) any shares of common stock that are represented by awards granted under the current LTIP which are forfeited, expire or are cancelled without delivery of the shares or which result in the forfeiture of shares back to Comerica. The Governance, Compensation and Nominating Committee may not utilize more than 1,000,000 shares for options that qualify as "incentive stock options" as defined in Section 422 of the Internal Revenue Code. In addition, not more than 4.7 million of the shares available for awards may be used for awards other than options and stock appreciation rights, and no individual may be granted awards with respect to more than 350,000 shares in any calendar year. To the extent that any award is forfeited, or any option or stock appreciation right terminates, expires or lapses without exercise or settlement, the shares subject to such awards forfeited or not delivered as a result thereof shall again be available for awards under the Amended LTIP.

In the event of (i) a stock dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting the capital structure of Comerica or (ii) a merger, consolidation, acquisition of property or shares, separation, spinoff, reorganization, stock rights offering, liquidation, disaffiliation, or similar event affecting Comerica or any of its subsidiaries, the Governance, Compensation and Nominating Committee or the Board may, in its discretion, make such substitutions or adjustments as it deems appropriate and equitable to (A) the aggregate number and kind of shares or other securities reserved for issuance and delivery under the Amended LTIP, (B) the various maximum limitations set forth above upon certain types of awards and upon the grants to individuals of certain types of awards, (C) the number and kind of shares or other securities subject to outstanding awards, and (D) the exercise price of outstanding options and stock appreciation rights. In the case of certain corporate transactions, such an adjustment may consist of cancellation of outstanding awards in exchange for payments of cash, property or combination thereof having an aggregate value equal to the value of such awards, which in the case of an option may be the excess, if any of the deal consideration per share over the per share exercise price. Any such adjustment would be made in a manner that would be consistent with Section 409A of the Internal Revenue Code.

NEW PLAN BENEFITS.    Because awards under the Amended LTIP are discretionary, no awards are determinable at this time. Additional information on option and restricted stock grants under the current LTIP in the last fiscal year is contained in the tables captioned, "2009 Summary Compensation Table" on page [             ] of this Proxy Statement and "2009 Grants of Plan-Based Awards" on page [             ] of this Proxy Statement.

MARKET VALUE OF COMMON STOCK.    On March [             ], 2010, the latest practicable date the information was available prior to the printing and mailing of this Proxy Statement, the closing price of a share of Comerica's common stock on the New York Stock Exchange was $[             ].

ADMINISTRATION OF THE AMENDED LTIP.    Like the current LTIP, the Amended LTIP will be administered by the Governance, Compensation and Nominating Committee of the Board, or such other committee of members of the Board as the Board may designate from time to time. For purposes of establishing performance measures with respect to performance awards, the Governance, Compensation and Nominating Committee is required to have at least two members who qualify as outside directors within the meaning of the regulations under Section 162(m) of the Internal Revenue Code. Currently, the Governance, Compensation and Nominating Committee is comprised of only outside directors and has more than two members.

The Governance, Compensation and Nominating Committee is authorized to construe and interpret the Amended LTIP, the rules and regulations under the Amended LTIP, and all grants under the Amended LTIP; and to adopt, amend and rescind rules and procedures relating to the administration of the Amended LTIP as, in its opinion, may be advisable in the administration of the Amended LTIP; and, except as provided in the Amended LTIP, to make all other determinations deemed necessary or advisable under the Amended LTIP. The Governance, Compensation and Nominating Committee may, except to the extent prohibited by applicable law or the listing standards of the New York Stock Exchange, allocate all or any portion of its responsibilities and powers to any one or more of its members or to any other person or persons selected by it, including, without limitation, Comerica's Chief Executive Officer. However, the Governance, Compensation and Nominating Committee may not delegate its responsibilities and powers if such delegation would cause an award made to an individual subject to Section 16 of the Exchange Act not to qualify for an exemption from Section 16(b) of the Exchange Act. In addition, it may not delegate its authority with respect to qualified performance-based grants, except to the extent permitted by the performance exception under Section 162(m) of the Internal Revenue Code discussed below under "Limits on Comerica's Deductions."

TYPES OF AWARDS UNDER THE PLAN.    The Governance, Compensation and Nominating Committee may grant stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based awards under the Amended LTIP.

Stock Options.    The Governance, Compensation and Nominating Committee may grant stock options qualifying as incentive stock options under the Internal Revenue Code (called ISOs) and non-qualified stock options. The term of each stock option will be fixed by the Governance, Compensation and Nominating Committee, but may not exceed ten years. The exercise price for each stock option will also be fixed by the Governance, Compensation and Nominating Committee, but may not be less than the fair market value of Comerica common stock on the date of grant. ISOs may only be granted to employees of Comerica and corporations connected to it by chains of ownership of voting power representing 50 percent or more of the total outstanding voting power of all classes of stock of the lower-tier entity. Stock options will vest and become exercisable as determined by the Governance, Compensation and Nominating Committee.

The optionholder may pay the exercise price of an option in cash, through tender of shares already owned by the optionholder, by pledging the proceeds from the sale of shares in connection with the exercise of the option, or by any combination of these methods.

Restricted Stock.    The Governance, Compensation and Nominating Committee may also award restricted stock, that is, shares of Comerica common stock, the vesting and transferability of which is subject to such requirements as the Governance, Compensation and Nominating Committee may determine. These requirements may include continued services for a specified period and/or achievement of performance goals. At the discretion of the Governance, Compensation and Nominating Committee, the recipient of restricted stock will be entitled to vote the shares and receive dividends and other distributions, although the Governance, Compensation and Nominating Committee may make any and all dividends and other distributions with respect to restricted stock subject to the same or different vesting conditions as the restricted stock. Restricted shares subject to performance-based vesting conditions are generally subject to one year minimum vesting conditions and restricted shares subject to time-based vesting conditions are generally subject to three year minimum vesting conditions.

Restricted Stock Units.    The Governance, Compensation and Nominating Committee may also award restricted stock units, that is, grants representing a specified number of hypothetical shares of Comerica common stock, the vesting of which is subject to such requirements as the Governance, Compensation and Nominating Committee may determine. These requirements may include continued services for a specified period and/or achievement of performance goals. Upon or after vesting, restricted stock units will be settled in cash or shares of Comerica common stock or a combination, as determined by the Governance, Compensation and Nominating Committee. A participant to whom restricted stock units are granted will not have any rights as a shareholder with respect to the units, unless and until they are settled in shares of Comerica common stock, although at the discretion of the Governance, Compensation and Nominating Committee, the recipient of a restricted stock unit award may be entitled to a dividend equivalent right. Restricted share units subject to performance-based vesting conditions are generally subject to one year minimum vesting conditions and restricted share units subject to time-based vesting conditions are generally subject to three year minimum vesting conditions.

Stock Appreciation Rights.    The Governance, Compensation and Nominating Committee may grant stock appreciation rights ("SARs"), with such terms and conditions as determined by the Governance, Compensation and Nominating Committee. Exercise of a SAR entitles a participant to receive an amount equal to the difference between the fair market value of one share of common stock on the date the SAR is exercised and the grant price, as the case may be, times the number of shares with respect to which the SAR is exercised. The Governance, Compensation and Nominating Committee has discretion to determine whether any SAR will be settled in cash, shares or a combination thereof. SARs expire no more than 10 years after the date they are granted.

Performance Awards.    Performance awards may be denominated or payable in cash, shares of common stock (including, without limitation, shares of restricted stock), other securities, other awards, or other property. Performance awards confer on the award recipient the right to receive a dollar amount or number of shares upon the attainment of performance measures during a performance period, as established by the Governance, Compensation and Nominating Committee which, for purposes of establishing such performance measures, shall have not less than two outside directors, within the meaning of the regulations under Section 162(m) of the Internal Revenue Code.

Other Stock-Based Awards.    Other stock-based awards may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of common stock of Comerica (including, without limitation, securities convertible into shares of common stock), as the Governance, Compensation and Nominating Committee deems consistent with the purpose of the Amended LTIP. They also may be subject to such additional terms and conditions, including performance measures, not inconsistent with the provisions of the Amended LTIP, as determined by the Governance, Compensation and Nominating Committee.

CANCELLATION OR SUSPENSION OF AWARDS.    The Governance, Compensation and Nominating Committee may cancel all or any portion of any award, whether or not vested, as set forth below. Upon cancellation, the award recipient shall forfeit the award and any benefits attributable to such canceled award or portion thereof. The Governance, Compensation and Nominating Committee may cancel an award if, in its sole discretion, the Governance, Compensation and Nominating Committee determines in good faith that the award recipient has done any of the following: (i) committed a felony; (ii) committed fraud; (iii) embezzled; (iv) disclosed confidential information or trade secrets; (v) was terminated for cause; (vi) engaged in any activity in competition with the business of Comerica or any subsidiary or affiliate of Comerica; or (vii) engaged in conduct that adversely affected Comerica. The Executive Vice President, Director of Human Resources, or such other person designated from time to time by the Chief Executive Officer of Comerica shall have the power and authority to suspend all or any portion of any award if that delegate makes in good faith the determination described in the preceding sentence. Any such suspension of an award shall remain in effect until the suspension shall be presented to and acted on by the Governance, Compensation and Nominating Committee at its next meeting. The cancellation and suspension provisions have no application for a two year period following a change of control of Comerica.

TRANSFERABILITY OF AWARDS.    Awards under the Amended LTIP will be non-transferable except by will or pursuant to the laws of intestacy.

TERMINATION AND AMENDMENT OF THE PLAN.    The Governance, Compensation and Nominating Committee may amend, alter, or discontinue the Amended LTIP, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of an award recipient with respect to a previously granted award without such award recipient's consent, except such an amendment made to comply with applicable law, including, without limitation, Section 409A of the Internal Revenue Code, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of Comerica's shareholders to the extent such approval is required by applicable law or the listing standards of the applicable stock exchange.

The Governance, Compensation and Nominating Committee may unilaterally amend the terms of any award previously granted, but no such amendment shall cause a qualified performance-based award to cease to qualify for the Internal Revenue Code Section 162(m) exemption or, without the award recipient's consent, materially impair the rights of any award recipient with respect to an award, except such an amendment made to cause the Amended LTIP or award to comply with applicable law, stock exchange rules or accounting rules.

TAX WITHHOLDING.    Participants are required to pay to Comerica, or make arrangements satisfactory to Comerica regarding the payment of, any taxes that are required to be withheld with respect to grants under the Amended LTIP. Unless otherwise determined by Comerica, the legally required minimum withholding obligations may be settled with shares of Comerica common stock, including shares that are part of the grant that gives rise to the withholding requirement.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES.    A summary of the federal income tax consequences to individuals who receive stock options under the Amended LTIP, and to Comerica as a consequence of granting options, is set forth below. The discussion is based upon interpretations of the relevant tax laws in effect as of March 2010. Comerica does not intend for the summary to constitute tax advice to any recipient of an award under the Amended LTIP or to any other person. Each individual should seek tax advice with respect to the consequences of participating in the Amended LTIP from his or her personal tax advisor.

Non-qualified Stock Options.    An award recipient will not be subject to tax at the time a non-qualified stock option is granted, and no tax deduction is then available to Comerica. Upon the exercise of a non-qualified stock option, an amount equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise will be included in the holder's ordinary income, and Comerica will generally be entitled to deduct the same amount. Upon disposition of shares acquired upon exercise, appreciation or depreciation after the date of exercise will generally be treated by the award recipient as either capital gain or capital loss.

Incentive Stock Options (ISOs).    An award recipient will not be subject to regular income tax at the time an ISO is granted or exercised, and no tax deduction is then available to Comerica; however, the recipient may be subject to the alternative minimum tax on the excess of the fair market value of the shares received upon exercise of the ISO over the exercise price. Upon disposition of the shares acquired upon exercise of an ISO, capital gain or capital loss will generally be recognized in an amount equal to the difference between the sale price and the exercise price, as long as the recipient has not disposed of the shares within two years after the date of grant or within one year after the date of exercise and has been employed by Comerica at all times from the grant date until the date three months before the date of exercise (one year in the case of permanent disability). If the recipient disposes of the shares without satisfying both the holding period and employment requirements, the recipient will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price but, in the case of a failure to satisfy the holding period requirement, not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital. Comerica is not entitled to a tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the recipient recognizes ordinary income on disposition of the shares.

Restricted Stock.    An award recipient will be taxed on the fair market value of the shares of restricted stock in the taxable year in which the date of grant occurs, unless the underlying shares are substantially nonvested (i.e. both nontransferable and subject to a substantial risk of forfeiture). However, an award recipient who wishes to recognize compensation income with respect to substantially non-vested shares in the taxable year in which the date of grant occurs may do so by making a Section 83(b) Election. A Section 83(b) Election is made by filing a written notice with the IRS office with which the award recipient files his or her federal income tax return. The notice must be filed within 30 days of the award recipient's receipt of the restricted stock and must meet certain technical requirements. An award recipient who is subject to Section 16(b) of the Exchange Act who receives restricted stock will recognize ordinary income equal to the fair market value of the shares of restricted stock received at the later of (i) the Applicable Date or (ii) the earlier of: (a) the date on which the shares are transferable or (b) the date on which the restrictions lapse, unless the award recipient makes a Section 83(b) Election to report the fair market value of such shares received as ordinary income in the taxable year of receipt. Comerica may deduct an amount equal to the income recognized by the award recipient at the time the award recipient recognizes the income, provided that the award recipient's compensation is within the statutory limitations of Section 162(m) of the Internal Revenue Code.

Upon the sale or disposition of shares of restricted stock, an award recipient will recognize taxable income equal to the difference between the amount realized by the award recipient on the disposition of the stock and the award recipient's basis in the stock. The basis of the restricted shares in the hands of the award recipient will be equal to the fair market value of the shares of restricted stock on the date the award recipient recognizes ordinary income as described above. The gain or loss will be taxable to the award recipient as a capital gain or deductible by the award recipient as a capital loss (either short-term or long-term, depending on the holding period of the restricted stock), provided that the award recipient held the restricted stock as a capital asset.

During the period in which an award recipient holds restricted stock, prior to the lapse of the restrictions, if dividends are declared but not distributed to the award recipient until the restrictions lapse, the dividends will be treated for tax purposes by the award recipient and Comerica in the following manner: (i) if the award recipient makes a Section 83(b) Election to recognize income at the time of receipt of the restricted stock, the dividends will be taxed as dividend income to the award recipient when the restrictions lapse and Comerica will not be entitled to a deduction and will not be required to withhold income tax, or (ii) if the award recipient does not make a Section 83(b) Election, the dividends will be taxed as compensation to the award recipient when the restrictions lapse and will be deductible by Comerica and subject to applicable federal income tax withholding at that time.

If, instead, Comerica pays dividends to the award recipient prior to the lapse of the restrictions and the award recipient makes a Section 83(b) Election, the dividends will be taxed as dividend income at the time of payment and will not be deductible by Comerica. Conversely, if the award recipient does not make a Section 83(b) Election, the dividends will be taxed as compensation to the award recipient at the time of payment and will be deductible by Comerica and subject to applicable federal income tax withholding at that time.

Restricted Stock Units.    An award recipient who is awarded restricted stock units will not recognize taxable income at the time of grant. An award recipient is taxed upon receipt of payment for an award of restricted stock units, which payment may be in shares or cash. Upon receipt of payment for an award of restricted stock units, the fair market value of the shares or the amount of cash received will be taxed to the award recipient at ordinary income rates. However, if any shares used as payment for restricted stock units are nontransferable and subject to a substantial risk of forfeiture, the taxable event is deferred until either the restriction on transferability or the risk of forfeiture lapses. The basis of any shares used as payment for restricted stock units will be equal to the fair market value of the shares on the date the award recipient recognizes ordinary income as described above. Comerica may deduct an amount equal to the income recognized by the award recipient at the time the award recipient recognizes the income, provided that the award recipient's compensation is within the statutory limitations of Section 162(m) of the Internal Revenue Code. If the award recipient receives a dividend equivalent right, such dividend equivalent right will be taxed as compensation to the award recipient (1) at the time of receipt (if the dividend equivalent right is not subject to a substantial risk of forfeiture, such as vesting conditions), or (2) at the time the applicable restrictions lapse (if the dividend equivalent right is subject to a substantial risk of forfeiture), and will be deductible by Comerica and subject to applicable federal income tax withholding at the time it is taxed to the recipient.

Upon the sale or disposition of shares of common stock used as payment for an award of restricted stock units, an award recipient will recognize taxable income or loss equal to the difference between the amount realized by the award recipient on the disposition of the stock and the award recipient's basis in the stock. The gain or loss will be taxable to the award recipient as a capital gain or deductible by the award recipient as a capital loss (either short-term or long-term, depending on the holding period of the shares of common stock), provided that the award recipient held the shares as a capital asset.

Stock Appreciation Rights and Other Stock-Based Awards.    Award recipients will not realize taxable income upon the grant of a stock appreciation right or phantom stock unit. The federal income tax consequences to a participant of the exercise of a stock appreciation right or settlement of a phantom stock unit will vary depending on the form of payment. If the stock appreciation right or phantom stock unit is settled in cash or shares of Comerica's common stock that are substantially vested, the award recipient must include in gross income an amount equal to the value of the consideration received upon such exercise or settlement. If the stock appreciation right or phantom stock unit is settled in shares of Comerica's common stock and the shares are substantially nonvested, then the results discussed above under "Restricted Stock" regarding the taxation of restricted stock and "Section 83(b) Elections" will apply.

Comerica may deduct an amount equal to the income recognized by the award recipient at the time the award recipient recognizes the income, provided the award recipient's compensation is within the statutory limitations of Section 162(m) of the Internal Revenue Code.

PERFORMANCE GOALS.    In order for awards granted under the plan to qualify as performance-based awards under Section 162(m), the grant or vesting of such awards must be subject to the achievement of performance goals based upon the attainment of specified levels of one or more of the following measures: (a) earnings per share, (b) return measures (including, but not limited to, return on assets, equity or sales), (c) net income (before or after taxes), (d) cash flow (including, but not limited to, operating cash flow and free cash flow), (e) cash flow return on investments, which equals net cash flows divided by owner's equity, (f) earnings before or after taxes, interest, depreciation and/or amortization, (g) internal rate of return or increase in net present value, (h) gross revenues, (i) gross margins or (j) stock price (including, but not limited to, growth measures and total shareholder return). Performance measures may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated and may be based on or adjusted for any other objective goals, events, or occurrences established by the Governance, Compensation and Nominating Committee for a performance period. Such performance measures may be particular to a line of business, subsidiary or other unit or may be based on the performance of Comerica generally. The Governance, Compensation and Nominating Committee may specify in its sole discretion and in accordance with Section 162(m) to eliminate the unbudgeted effects of charges for restructurings, charges for discontinued operations, charges for extraordinary items and other unusual or non-recurring items of loss or expense, merger related charges, cumulative effect of accounting changes, the unbudgeted financial impact of any acquisition or divestiture made during the applicable performance period, and any direct or indirect change in the Federal corporate tax rate affecting the performance period, each as defined by generally accepted accounting principles and identified in the audited financial statements, notes to the audited financial statements, management's discussion and analysis or other Comerica filings with the Securities and Exchange Commission.

LIMITS ON COMERICA'S DEDUCTIONS.    Section 162(m) of the Internal Revenue Code generally places a $1 million annual limit on a company's tax deduction for compensation paid to a public company's chief executive officer and the next three highest paid officers named in its proxy statement other than the chief financial officer unless such compensation qualifies for an exception to Section 162(m) such as the exception for "performance based" compensation. While we are a participant in the CPP, this amount is reduced from $1 million to $500,000 and does not include an exception for "performance based" compensation. See below under "The Emergency Economic Stabilization Act" for more information. See also the sections in the "Compensation Discussion and Analysis" portion of this proxy statement entitled, "Executive Compensation Implications of the Emergency Economic Stabilization Act of 2008" and "The American Recovery and Reinvestment Act of 2009."

By approving the Incentive Plan, the shareholders will be approving, among other things, the performance measures, eligibility requirements and the limits on various awards contained therein for purposes of Section 162(m).

TAX LAW AFFECTING DEFERRED COMPENSATION.    Section 409A of the Internal Revenue Code, which was enacted as part of the American Jobs Creation Act in late 2004, substantially changes the federal income tax law applicable to nonqualified deferred compensation, including certain equity-based compensation. It is the intention of Comerica that no grants under the Amended LTIP be subject to Internal Revenue Code Section 409A unless and to the extent that the Governance, Compensation and Nominating Committee specifically determines otherwise. The terms and conditions of any award made that the Governance, Compensation and Nominating Committee determines will be subject to Section 409A of the Internal Revenue Code will be set forth in the award agreement and will be designed to comply in all respects with Section 409A of the Internal Revenue Code.

THE EMERGENCY ECONOMIC STABILIZATION ACT.    On November 14, 2008, Comerica sold a series of its preferred stock and a warrant to the U.S. Department of the Treasury ("Treasury") under the Capital Purchase Program ("CPP") created under the Emergency Economic Stabilization Act of 2008 ("EESA"). Pursuant to the CPP Securities Purchase Agreement entered into by the Company in connection with that transaction, during the period that the Treasury holds equity or debt securities of Comerica, the compensation of our Chief Executive Officer, Chief Financial Officer and three other most highly compensated executive officers is subject to certain restrictions, as set forth in the section above entitled, "Executive Compensation Implications of the Emergency Economic Stabilization Act of 2008" and "The American Recovery and Reinvestment Act of 2009." The Amended LTIP will be administered in accordance with the restrictions set forth under EESA, to the extent applicable.

Participation in the CPP imposes additional limitations under Section 162(m) of the Internal Revenue Code. During the period the Treasury holds equity or debt securities of the Company, we cannot deduct annual compensation for the Section 162(m) "covered executives" in excess of $500,000. In addition, the "performance-based exception" of Section 162(m) does not apply to this deduction limit. As a result, certain portions of our executive officers' compensation attributable to services during our CPP participation period may not be deductible when paid.

EFFECTIVE DATE.    The Amended LTIP will be effective as of the date it is approved by the shareholders. It will terminate on the tenth anniversary of that date, unless earlier terminated in accordance with its provisions. Awards outstanding as of the date of termination of the Amended LTIP shall not be affected or impaired by the termination.

SHAREHOLDER VOTING REQUIREMENTS.    If a quorum is present at the Annual Meeting, the affirmative vote of a majority of the votes cast in person or by proxy by shareholders represented and entitled to vote at the meeting is required for approval of the Amended LTIP. In tabulating the vote, abstentions will have the same effect as a vote against the Amended LTIP, however, broker non-votes will be disregarded and will not affect the outcome.

If the Amended LTIP is not approved by the shareholders, the Governance, Compensation and Nominating Committee will continue to administer the Current LTIP as it currently exists, and the Current LTIP would be otherwise unaffected by this vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT THE COMERICA INCORPORATED 2006 AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN, AS FURTHER AMENDED.

EQUITY COMPENSATION PLAN INFORMATION.    The following table provides certain information as of December 31, 2009 with respect to Comerica's equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by security holders(1)	18,289,697	$49.48	6,957,425	(2)(3)
Equity compensation plans not approved by security holders(4)	132,500	53.87	—

Total	18,422,197	$49.52	6,957,425

(1)
Consists of options to acquire shares of common stock, par value $5.00 per share, issued under the Comerica Incorporated Amended and Restated 2006 Long-Term Incentive Plan, Amended and Restated 1997 Long-Term Incentive Plan, the 1991 Long-Term Incentive Plan, the Amended and Restated Comerica Incorporated Stock Option Plan for Non-Employee Directors, and the Imperial Bank Stock Option Plan (assumed by Comerica in connection with its acquisition of Imperial Bank). Does not include 80,867 restricted stock units equivalent to shares of common stock issued under the Comerica Incorporated Amended and Restated Incentive Plan for Non-Employee Directors and outstanding as of December 31, 2009, or 2,089,326 shares of restricted stock issued under Comerica's Amended and Restated 2006 Long-Term Incentive Plan and outstanding as of December 31, 2009. There are no shares available for future issuances under any of these plans other than the Comerica Incorporated Incentive Plan for Non-Employee Directors and Comerica's Amended and Restated 2006 Long-Term Incentive Plan. The Comerica Incorporated Incentive Plan for Non-Employee Directors was approved by the shareholders on May 18, 2004. The 2006 Long-Term Incentive Plan (currently known as the Amended and Restated 2006 Long-Term Incentive Plan) was approved by Comerica's shareholders on May 16, 2006 and is being presented to the shareholders for approval with additional amendments at the 2010 Annual Meeting of Shareholders.

(2)
Does not include shares of common stock purchased by employees under the Amended and Restated Employee Stock Purchase Plan, or contributed by Comerica on behalf of the employees. The Amended and Restated Employee Stock Purchase Plan was ratified and approved by the shareholders on May 18, 2004. Five million shares of Comerica's common stock have been registered for sale or awards to employees under the Amended and Restated Employee Stock Purchase Plan. As of December 31, 2009, 1,735,041 shares had been purchased by or contributed on behalf of employees, leaving 3,264,959 shares available for future sale or awards. If these shares available for future sale or awards under the Employee Stock Purchase Plan were included, the number shown in column (c) would be 10,222,384.

(3)
These shares are available for future issuance under Comerica's Amended and Restated 2006 Long-Term Incentive Plan in the form of options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based awards and under the Incentive Plan for Non-Employee Directors in the form of options, stock appreciation rights, restricted stock, restricted stock units and other equity-based awards. Under the Amended and Restated 2006 Long-Term Incentive Plan, not more than a total of 2.2 million shares may be used for awards other than options and stock appreciation rights and not more than one million shares are available as incentive stock options. Further, no award recipient may receive more than 350,000 shares during any calendar year, and the maximum number of shares underlying awards of options and stock appreciation rights that may be granted to an award recipient in any calendar year is 350,000.

(4)
Consists of options to acquire shares of common stock, par value $5.00 per share, issued under the Amended and Restated Comerica Incorporated Stock Option Plan for Non-Employee Directors of Comerica Bank and Affiliated Banks (terminated March 2004).

Plans not approved by Comerica's shareholders include:

Amended and Restated Comerica Incorporated Stock Option Plan for Non-Employee Directors of Comerica Bank and Affiliated Banks (Terminated March 2004)—Under the plan, Comerica granted options to acquire up to 450,000 shares of common stock, subject to equitable adjustment upon the occurrence of events such as stock splits, stock dividends or recapitalizations. After each annual meeting of shareholders, each member of the Board of Directors of a subsidiary bank of Comerica who was not an employee of Comerica or of any of its subsidiaries nor a director of Comerica (the "Eligible Directors") automatically was granted an option to purchase shares of the common stock of Comerica. Option grants under the plan were in addition to annual retainers, meeting fees and other compensation payable to Eligible Directors in connection with their services as directors. The plan is administered by a committee of the Board of Directors. With respect to the automatic grants, the committee does not and did not have discretion as to matters such as the selection of directors to whom options will be granted, the timing of grants, the number of shares to become subject to each option grant, the exercise price of options, or the periods of time during which any option may be exercised. In addition to the automatic grants, the committee could grant options to the Eligible Directors in its discretion. The exercise price of each option granted was the fair market value of each share of common stock subject to the option on the date the option was granted. The exercise price is payable in full upon exercise of the option and may be paid in cash or by delivery of previously owned shares. The committee may change the option price per share following a corporate reorganization or recapitalization so that the aggregate option price for all shares subject to each outstanding option prior to the change is equivalent to the aggregate option price for all shares or other securities into which option shares have been converted or which have been substituted for option shares. The term of each option cannot be more than ten years. This plan was terminated by the Board of Directors on March 23, 2004. Accordingly, no new options may be granted under this plan.

Director Deferred Compensation Plans—Comerica maintains two deferred compensation plans for non-employee directors of Comerica, its subsidiaries and its advisory boards: the Amended and Restated Comerica Incorporated Common Stock Non-Employee Director Fee Deferral Plan (the "Common Stock Deferral Plan") and the Amended and Restated Comerica Incorporated Non-Employee Director Fee Deferral Plan (the "Mutual Fund Deferral Plan"). The Common Stock Deferral Plan allows directors to invest in units that correlate to, and are functionally equivalent to, shares of common stock of Comerica, while the Mutual Fund Deferral Plan allows directors to invest in units that correlate to, and are functionally equivalent to, the shares of certain mutual funds offered under such plan. The Common Stock Deferral Plan previously provided for the mandatory deferral of 50% of the annual retainer of each director of Comerica into shares of common stock of Comerica, but currently has no mandatory deferral. Until the mandatory deferral requirement was discontinued, directors could voluntarily defer the remaining 50% of their director fees (and all other non-employee directors of Comerica's subsidiaries could choose to defer up to 100% of their director fees) under the Common Stock Deferral Plan or the Mutual Fund Deferral Plan, or a combination of the two plans. Currently, all eligible non-employee directors may defer any portion or none of their director fees under the Common Stock Deferral Plan or the Mutual Fund Deferral Plan, or a combination of the two plans.

The directors' accounts under the Common Stock Deferral Plan are increased to the extent of dividends paid on Comerica common stock to reflect the number of additional shares of Comerica's common stock that could have been purchased had the dividends been paid on each share of common stock hypothetically underlying then-outstanding stock units in the directors' accounts. Similarly, the directors' accounts under the Mutual Fund Deferral Plan are increased in connection with the payment of dividends paid on the mutual fund shares to reflect the number of additional shares of mutual fund shares that could have been purchased had the dividends or other distributions been paid on each share of stock hypothetically underlying then-outstanding mutual fund units in the directors' accounts. Following the applicable deferral period, the distribution of a participant's Comerica stock unit account under the Common Stock Deferral Plan is made in Comerica's common stock (with fractional shares being paid in cash), while the distribution of a participant's mutual fund account under the Mutual Fund Deferral Plan is made in cash.

Employee Deferred Compensation Plans—Comerica maintains two deferred compensation plans for eligible employees of Comerica and its subsidiaries: the 1999 Comerica Incorporated Amended and Restated Common Stock Deferred Incentive Award Plan (the "Employee Common Stock Deferral Plan") and the 1999 Comerica Incorporated Deferred Compensation Plan (the "Employee Fund Plan"). Under the Employee Common Stock Deferral Plan, eligible employees may defer specified portions of their incentive awards into units that correlate to, and are functionally equivalent to, shares of common stock of Comerica. The employees' accounts under the Employee Common Stock Deferral Plan are increased in connection with the payment of dividends paid on Comerica's common stock to reflect the number of additional shares of Comerica's common stock that could have been purchased had the dividends been paid on each share of common stock hypothetically underlying then-outstanding stock units in the employees' accounts. The deferred compensation under the Employee Common Stock Deferral Plan is payable in shares of Comerica's common stock following termination of service as an employee.

Similarly, under the Employee Fund Plan, eligible employees may defer specified portions of their compensation, including salary, bonus and incentive awards, into units that correlate to, and are functionally equivalent to, shares of certain mutual funds offered under the Employee Fund Plan. Beginning in 1999, no such funds are Comerica stock funds. The employees' accounts under the Employee Fund Plan are increased in connection with the payment of dividends paid on the fund shares to reflect the number of additional shares of the fund stock that could have been purchased had the dividends been paid on each share of fund stock hypothetically underlying then-outstanding stock units in the employees' accounts. The deferred compensation under the Employee Fund Plan is payable in cash following termination of service as an employee.

For additional information regarding Comerica's equity compensation plans, please refer to Note 18 on pages [120 through 122] of the Consolidated Financial Statements contained in Comerica's Annual Report to Shareholders for the year ended December 31, 2009.

PROPOSAL V SUBMITTED FOR YOUR VOTE

The Board of Directors recommends that you vote "FOR"
the proposal set forth below.

AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO ELIMINATE
THE CLASSIFIED STRUCTURE OF THE BOARD OF DIRECTORS

The Board of Directors is currently divided into three classes with the members of each class serving three-year terms. At present, the shareholders elect approximately one-third of the members of the Board of Directors annually. The Board currently consists of 12 members, four whose terms expire at the 2010 annual meeting of shareholders, four whose terms expire at the 2011 annual meeting of shareholders, and four whose terms expire at the 2012 annual meeting of shareholders. As noted earlier, one Class I Director and one Class II Director are scheduled to retire at the 2010 annual meeting of shareholders, at which time it is expected that the size of the Board will be simultaneously reduced to 10, three whose terms expire at the 2013 annual meeting of shareholders, three whose terms expire at the 2012 annual meeting of shareholders and four whose terms expire at the 2011 annual meeting of shareholders.

At our 2009 annual meeting of shareholders, a proposal requesting that the Board take steps necessary to eliminate classification of terms of the Board of Directors to require that all Directors stand for election annually and that the Board declassification should be completed in a manner that does not affect the unexpired terms of previously-elected Directors was approved by shareholders. In response to this action, the Board of Directors has approved, and is proposing to the shareholders, an amendment to the Company's Certificate of Incorporation to eliminate this classified board structure. If the shareholders approve this proposal, each director will serve the remainder of his or her current term and thereafter be elected to one-year terms at each Annual Meeting. Accordingly, if this proposal is approved, from and after the 2013 annual meeting, the directors will no longer be divided into classes, and each director will be elected to a one-year term expiring at the next succeeding annual meeting. As a conforming change, we are also proposing, as part of the amendment, that the supermajority vote provisions in Article Sixth relating to the classified Board structure be removed. The full text of the proposed amendment to Article Sixth of the Amended and Restated Certificate of Incorporation is set forth in Appendix V.

Although the approval of an amendment to the Certificate of Incorporation to remove the classified board structure would normally require the favorable vote of at least 75% of the then outstanding shares of capital stock of the Corporation entitled to vote, such vote is not required for any such amendment recommended to shareholders by the affirmative vote of at least 3/4 of the members of the Board then in office. Because this amendment was recommended by greater than 3/4 of the members of the Board, approval of the amendments to the Certificate of Incorporation to eliminate the classified Board structure requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on this matter.

If the shareholders vote to approve this proposal, it will become effective upon the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Company intends to file the Amended and Restated Certificate of Incorporation promptly after the requisite vote is obtained.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO ELIMINATE THE CLASSIFIED STRUCTURE OF THE BOARD OF DIRECTORS.

 PROPOSAL VI SUBMITTED FOR YOUR VOTE

SHAREHOLDER PROPOSAL REQUESTING THAT THE BOARD OF DIRECTORS TAKE STEPS
TO ELIMINATE SHAREHOLDER SUPERMAJORITY VOTING PROVISIONS

The Board of Directors recommends that you vote "AGAINST"
the shareholder proposal set forth below.

Comerica has received a proposal from Mr. Gerald R. Armstrong, a shareholder of the Company. According to information provided by Mr. Armstrong, he owned 91 shares of Company stock on the date he submitted the shareholder proposal. Mr. Armstrong's mailing address is 910 Sixteenth Street, No. 412, Denver, Colorado 80202-2917. His telephone number is 303-355-1199. Mr. Armstrong has indicated that he intends to move the following resolution at Comerica's annual meeting of shareholders and has furnished the following statement in support of his proposal:

RESOLUTION

That the shareholders of COMERICA INCORPORATED request its Board to take the steps necessary so that each shareholder voting requirement in our articles and bylaws, that calls for a greater than simple majority vote, be changed to a majority of the votes cast for and against the proposal in compliance with applicable laws.

STATEMENT

In the 2009 annual meeting, the proponent of this proposal presented a resolution to declassify terms of directors from three years to one year so that all directors would stand for election annually.

The proposal passed overwhelmingly with 82,695,420 shares (77.41%) worth $1,757,277,625 on the meeting date, voted in its favor despite being strongly opposed by the board.

On December 4, 2009, I was advised that no action had been taken by the Board on this matter and that no action was planned until next year. The deadline for submitting shareholder proposals is December 11, 2009.

In order for an amendment to declassify terms of directors to be approved, it would require a super-majority of 75% of the shares. Appropriately, the proponent is presenting a proposal to require the directors to recognize a simple-majority vote. It appears that within board meetings, a simple-majority vote is binding upon all matters but in shareholder meetings, the rules change.

Under the current system, a 1% minority can frustrate the will of the 74% shareholder majority as the super-majority requirements (75%), may be nearly impossible to attain. Arguably, super-majority requirements are used to block initiatives supported by most shareholders but opposed by management.

During 2009, this proposal topic received from 74% to 80% at the following corporations:

  Weyerhauser Company
  Alcoa
  Waste Management, Inc.
  FirstEnergy Corp.
  McGraw Hill, Inc.
  Macy's, Inc.

In 2008, the proposal was passed at:

  Eli Lilly & Co.
  Lowe's Corporation

  Amgen, Inc.
  Whirlpool Corporation
  Lear Corp.
  Liz Claiborne, Inc.

The Council of Institutional Investors www.ccc.org recommends adoption of the simple-majority voting standard.

Please encourage our board to respond favorably to this proposal by voting "FOR" this resolution.

COMERICA'S BOARD OF DIRECTORS HAS CONSIDERED THE ABOVE
PROPOSAL AND RECOMMENDS THAT ITS SHAREHOLDERS VOTE
"AGAINST" THE PROPOSAL FOR THE FOLLOWING REASONS:

This proposal would remove shareholder protections that we consider important to good corporate governance, and we believe the suggested changes are not necessary or prudent. Comerica's governing documents contain provisions that require supermajority shareholder approval of certain key actions that may be the target of special interest groups whose interests differ from those of shareholders generally. These supermajority provisions, however, typically do not apply when the action is approved by or recommended to shareholders by the affirmative vote of at least 3/4 of the members of the Board then in office. Therefore, if the Board believes that a matter is in the best interest of the Company and its shareholders, it would recommend in favor of it and the supermajority provisions would not apply. On the other hand, if the Board believed something were not in the best interest of the Company or its shareholders, the supermajority clauses could protect the shareholders from special interest groups banding together to pass a proposal not in the interest of mainstream shareholders.

Comerica's Board takes corporate governance very seriously and has a history of responsiveness to shareholder concerns.

We regularly reassess our governance practices and make changes when we deem them appropriate. For example, in response to a shareholder request, we adopted majority voting in uncontested director elections in our bylaws in January 2007. Additionally, we have made significant progress toward heightening sustainability efforts throughout the company, as described in the sustainability section of our website, found at www.comerica.com. Eleven of Comerica's twelve current directors, or 91.66%, are independent Board members, and the Governance, Compensation and Nominating Committee (which is responsible for governance-related matters) is comprised solely of independent directors.

In support of his proposal, the proponent expressed concern that the Company had not taken action to declassify its Board by December of 2009. The reason for the lack of action at that time is simple — by law, we are unable to amend our Certificate of Incorporation (which contains the classified Board structure) without shareholder approval. In fact, we are seeking that approval at the 2010 Annual Meeting of Shareholders, which is the very first shareholder meeting since the declassification proposal passed. (See Proposal V above.) The proponent also states that "[i]n order for an amendment to declassify terms of directors to be approved, it would require a supermajority of 75% of the shares." However, approval of Proposal V only requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the amendment to the Certificate of Incorporation. This is consistent with the Board's history of being responsive to shareholder concerns and illustrates that the existing supermajority protections strike a proper balance.

Some examples of the supermajority clauses found in Comerica's governing documents and the benefits they provide to Comerica shareholders are as follows:

  •
  In order for a special meeting of shareholders to be called upon written request, at least 75% of the outstanding capital stock of Comerica must join in such a request. Since shareholders have an opportunity to make proposals once each year at annual meetings, we believe that a 75% threshold for more frequent meetings, along with other opportunities for shareholder communication with management, strikes the proper balance between allowing shareholders to voice concerns important to a substantial number of shareholders and potentially allowing numerous meetings to be called concerning issues of little interest to many shareholders.

  •
  In order to alter the procedures and requirements for the nomination of director candidates, the affirmative vote of at least 75% of the outstanding shares of capital stock entitled to vote is required. The current procedures require advance notice of nominations, which ensure that the Company will be able to thoughtfully prepare proxy materials to be distributed to shareholders for each annual meeting.

  •
  The approval of business combinations not supported by 75% of the continuing directors requires the affirmative vote of at least 75% of the outstanding shares entitled to vote. We believe that this threshold protects shareholders from third parties that seek to opportunistically acquire interests in the Company without negotiating with the Board or paying shareholders the full value of their investment.

The vote requirements help the board preserve long-term value for shareholders in the face of short-term opportunistic threats.

We believe the supermajority vote requirements contained in Comerica's governing documents protect shareholders. Removal of them would eliminate very important protections now enjoyed by Comerica's shareholders. Therefore, we believe this proposal is unnecessary and not in the best interests of shareholders.

COMERICA'S BOARD OF DIRECTORS RECOMMENDS
A VOTE "AGAINST" THIS PROPOSAL.

PROPOSAL VII SUBMITTED FOR YOUR VOTE

SHAREHOLDER PROPOSAL REQUESTING THAT THE BOARD OF DIRECTORS ADOPT A
POLICY TO CONSIDER SEEKING RECOUPMENT OF EXECUTIVE COMPENSATION AWARDS

The Board of Directors recommends that you vote "AGAINST"
the shareholder proposal set forth below.

Comerica has received a proposal from the SEIU Master Trust, a shareholder of the Company. According to information provided by the SEIU Master Trust, it beneficially owned 7,200 shares on the date it submitted its shareholder proposal. The mailing address of the SEIU Master Trust is 11 Dupont Circle, NW, Suite 900, Washington, DC 20036-1202. The SEIU Master Trust has indicated that it intends to present the following resolution at Comerica's annual meeting of shareholders and has furnished the following statement in support of its proposed resolution:

RESOLUTION

RESOLVED, that shareholders of Comerica Inc. ("Comerica") urge the board of directors to adopt a policy that the board will review, and determine whether to seek recoupment of, bonuses and other incentive compensation (or appropriate portions thereof) paid to senior executives in the previous five years based on financial or operating metric(s) ("Compensation Metrics") that have (a) been materially reduced as the result of a restatement of financial results or (b) been determined by the board to have been materially unsustainable, as shown by subsequent impairment charges, asset write-downs or other similar developments affecting the Compensation Metrics.

SUPPORTING STATEMENT

As long-term shareholders, we favor compensation policies that will focus senior executives on the creation of sustainable value. In our view, compensation practices, especially at financial firms, fostered a short-term mentality and contributed to the excessive risk-taking that led to the financial crisis. Specifically, we believe that, as Harvard Professor Lucian Bebchuk has stated, "The ability to take a large amount of compensation based on short-term results off the table provides executives with powerful incentives to seek short-term gains even when they come at the expense of long-term value, say, by creating latent risks of implosion later on." (Testimony Before House Committee on Financial Services, June 11, 2009)

To address that problem, this proposal asks Comerica's board to adopt a policy that Comerica will seek to recoup compensation paid on any Compensation Metric that is later "reversed", either because of a material restatement of the financials or because performance on the Compensation Metric turns out to have been materially unsustainable in the five years after the compensation was paid. The proposal gives the board discretion to define materiality as well as to decide how the policy will be incorporated into Comerica's compensation programs.

We believe that a clawback policy like the one described in this proposal will benefit Comerica and its shareholders. While the Treasury Department holds a debt or equity interest in Comerica (as a result of Comerica's participation in TARP), senior executive officers are required to reimburse Comerica for incentive compensation paid based on materially inaccurate financial statements or performance metric criteria. Comerica does not disclose in its proxy statement any clawback or similar provision other than the requirements imposed by TARP.

The policy urged in this proposal would apply even after Comerica has repaid TARP funds. Moreover, it would go further than the TARP requirements by requiring clawback of compensation paid on metrics that were not inaccurate at the time they were recorded or measured, but were shown to be unsustainable over the following five years. In our view, such a policy would help focus senior executives on achieving sustainable results.

We urge shareholders to vote FOR this proposal.

COMERICA'S BOARD OF DIRECTORS HAS CONSIDERED THE ABOVE
PROPOSAL AND RECOMMENDS THAT ITS SHAREHOLDERS VOTE
"AGAINST" THE PROPOSAL FOR THE FOLLOWING REASONS:

The Board of Directors believes that the proposed policy would harm Comerica by impeding our efforts to attract and retain superior executive talent, and would not materially enhance our executives' existing commitment to proper financial reporting and sustainable performance.

In the Board's view, the vague concept that Comerica should consider clawing back compensation if results prove "materially unsustainable" would leave our executives to wonder whether they might forfeit previously earned compensation in the event that external market conditions, unrelated to any failure or misconduct by the executives, lead to asset write-downs or other adverse results. The uncertainty and potential unfairness created by such a policy not only might impair the executives' strategic decision-making, but also would handicap Comerica as it competes with other banks for the kind of top-quality leadership that is essential, especially in today's environment.

And while the Board agrees with the underlying premises of the shareholder proposal — that misstatements of financial results should be discouraged and sustainable financial results promoted — the Board believes that existing Company policies and applicable law already ensure that our executives remain focused on those goals.

Comerica's executives are already committed to proper financial reporting and otherwise face considerable deterrents to prevent the misstatement of financial results. Under our Code of Business Conduct and Ethics for Employees, all our executives have agreed to "properly maintain[       ] all information and records," promptly recognize and correct any errors, and comply with "all material applicable laws." If a material restatement were ever required despite the controls Comerica has in place to prevent that, then applicable laws — including the clawback provision of the Sarbanes-Oxley Act of 2002, if the restatement resulted from misconduct — could permit recoupment of executive compensation awards even without the proposed new policy.

Furthermore, under our shareholder-approved Long-Term Incentive Plan and our standard stock option and restricted stock agreements, the Governance, Compensation and Nominating Committee already has the express right to cancel an option or restricted stock grant if the Committee determines in good faith that the recipient has done any of the following: (i) committed a felony; (ii) committed fraud; (iii) embezzled; (iv) disclosed confidential information or trade secrets; (v) was terminated for cause; (vi) engaged in any activity in competition with the business of the Company or any subsidiary or affiliate of the Company; or (vii) engaged in conduct that adversely affected the Company. Upon cancellation, the award recipient would forfeit the award and any benefits attributable to it. Clearly, misconduct leading to a restatement of financial results that adversely affected the Company could fall into one or more of these categories. Therefore, a specific recoupment mechanism already exists for Long-Term Incentive Plan grants.

In addition, Comerica's executive compensation program already promotes sustainable performance. Under our Long-Term Incentive Plan, executives have received significant portions of their compensation in the form of stock options and restricted stock, both with multi-year vesting limitations. In the case of restricted stock, the multi-year vesting periods are longer, and therefore more restrictive, than the industry norm. For example, our named executive officers typically receive grants of restricted stock with five year cliff vesting periods, thereby giving them a long-term focus on the performance of the Company. These awards — together with our Officer Stock Ownership Guidelines, which encourage senior officers to hold large amounts of Comerica stock — by design expose management to the same kind of losses that the rest of our shareholders would suffer if performance declines, and thus motivate our executives to achieve growth on a long-term basis.

In sum, the Board believes that the proposed policy would frustrate the objectives of Comerica's executive compensation program, all for the sake of giving our senior executives incentives that they already have to avoid financial misstatements and achieve sustainable growth. The proposed policy, in the Board's view, is unnecessary and would be detrimental to Comerica and its shareholders.

COMERICA'S BOARD OF DIRECTORS RECOMMENDS
A VOTE "AGAINST" THIS PROPOSAL.

PROPOSAL VIII SUBMITTED FOR YOUR VOTE

SHAREHOLDER PROPOSAL REQUESTING THAT THE BOARD OF DIRECTORS' EXECUTIVE
COMPENSATION COMMITTEE ADOPT A PAY FOR SUPERIOR PERFORMANCE PRINCIPLE

The Board of Directors recommends that you vote "AGAINST"
the shareholder proposal set forth below.

Comerica has received a proposal from the Laborers National Pension Fund, a shareholder of the Company. According to information provided by the Laborers National Pension Fund, it beneficially owned 13,000 shares of Company stock on the date it submitted the shareholder proposal. The mailing address of the Laborers National Pension Fund is P.O. Box 803415, Dallas, Texas 75380-3415. The Laborers National Pension Fund has indicated that it intends to present the following resolution at Comerica's annual meeting of shareholders and has furnished the following statement in support of its proposed resolution:

RESOLUTION

Resolved:    That the shareholders of Comerica Incorporated ("Company") request that the Board of Director's Executive Compensation Committee adopt a Pay for Superior Performance principle by establishing an executive compensation plan for senior executives ("Plan") that does the following:

  •
  Sets compensation targets for the Plan's annual and long-term incentive pay components at or below the peer group median;
  •
  Delivers a majority of the Plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;
  •
  Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the Plan;
  •
  Establishes performance targets for each Plan financial metric relative to the performance of the Company's peer companies; and
  •
  Limits payment under the annual and performance-vested long-term incentive components of the Plan to when the Company's performance on its selected financial performance metrics exceeds peer group median performance.

Supporting Statement:    We feel it is imperative that executive compensation plans for senior executives be designed and implemented to promote long-term corporate value. A critical design feature of a well-conceived executive compensation plan is a close correlation between the level of pay and the level of corporate performance. The pay-for-performance concept has received considerable attention, yet all too often executive pay plans provide generous compensation for average or below average performance. We believe the failure to tie executive compensation to superior corporate performance has fueled the escalation of executive compensation and detracted from the goal of enhancing long-term corporate value.

We believe that the Pay for Superior Performance principle presents a straightforward formulation for senior executive incentive compensation that will help establish more rigorous pay for performance features in the Company's Plan. A strong pay and performance nexus will be established when reasonable incentive compensation target pay levels are established; demanding performance goals related to strategically selected financial performance metrics are set in comparison to peer company performance; and incentive payments are awarded only when median peer performance is exceeded.

We believe the Company's Plan fails to promote the Pay for Superior Performance principle in several important ways. Our analysis of the Company's executive compensation plan reveals the following features that do not promote the Pay for Superior Performance principle:

  •
  The company does not disclose whether it targets compensation at any particular level relative to its peer group.
  •
  The annual incentive plan pays out even when the company performance falls below the median performance of the peer group.
  •
  No awards under the long-term incentive plan are performance-vested; all awards are time-vested only.
  •
  Stock options begin vesting after only one year and vest ratably over four years.

We believe a plan designed to reward superior corporate performance relative to peer companies will help moderate executive compensation and focus senior executives on building sustainable long-term corporate value. We urge shareholders to vote FOR our proposal.

COMERICA'S BOARD OF DIRECTORS HAS CONSIDERED THE ABOVE
PROPOSAL AND RECOMMENDS THAT ITS SHAREHOLDERS VOTE
"AGAINST" THE PROPOSAL FOR THE FOLLOWING REASONS:

The Board of Directors recommends a vote AGAINST this proposal for the following reasons:

  •
  The Board has a long history of responsible pay practices, and the Company's executive compensation program is already heavily performance-based. The Company should not be restricted from continuing its effective and responsible pay design by a "one size fits all" proposal submitted to a number of companies regardless of their actual pay practices;

  •
  The proponent's proposal would prohibit the Board from granting time-based stock options to its employees. Time-vested stock options are a highly effective form of performance-based compensation because no compensation is realized unless the stock price increases; and

  •
  The Governance, Compensation and Nominating Committee must have the flexibility to use forms of compensation that take into account the specific needs of the Company in order to attract, retain and incentivize its employees, and the Board believes that it would be contrary to the best interests of the Company to adopt absolute policies such as setting incentive compensation targets at or below the peer group median.

Our compensation program is already tied closely to performance and linked to our performance as compared to that of our peers. For example, as described on pages [             ] of the proxy, the Management Incentive Plan assigns specific incentive payouts for each ranking that Comerica achieves as compared to its peer group, based on return on common equity and earnings per share growth. Our executives do not receive 100% of their incentive opportunity by simply achieving median performance. Instead, the Company's objective is to award superior pay for superior performance, median pay for median performance and below median pay for below median performance. Therefore, in many respects, we believe that our compensation structure is more rigorous than that proposed by the proponent.

The formula under our Management Incentive Plan does not pay out large amounts if the Company performs poorly in relation to its peers. Rather, the Management Incentive Plan has been historically applied in a consistent and honest manner that only rewards positive performance relative to peers. Comerica cannot increase the incentive funding pool for named executive officers on a discretionary basis. Comerica does have, however, the ability to reduce the size of, or eliminate, funding under the Management Incentive Plan on a discretionary basis, even if the funding formula would call for an incentive payout. In years when Comerica's performance has been lower relative to peers, the funding has reflected that lower level of performance (including annual or three-year

payouts of zero in some years). See pages [             ] of the Compensation Discussion and Analysis section for a more in-depth discussion of the Management Incentive Plan.

At the same time, the Board does not believe in an absolute prohibition on the payment of incentive compensation if Company performance does not exceed median peer group performance. Rather, the Board believes that it is in the best interests of the Company and its shareholders to preserve discretion for the Board to pay its employees what the Board determines is necessary to attract, retain and motivate them. For example, the Board may need to pay a newly-hired employee using different measures than relative performance in order to attract such employee. The Board should not lose such an employee to its competitors because the Company is constrained by a rigid policy on pay. Similarly, the Board should not be prohibited from granting awards that encourage an employee to achieve individual or strategic goals unrelated to performance related to its peers merely because of an inflexible policy mandate.

The Board also believes the use of time-vested stock options is consistent with the principle of pay for performance. Stock options, by definition, are performance-based, since no compensation is realized unless the stock price increases. The Board believes that time-vested stock option compensation has been an important component of compensation that has effectively aligned the interests of our executive officers with those of shareholders.

It is our belief that senior executives are best motivated when their incentive compensation is tied to the Company's overall performance, the performance of their individual business units, as well as to the performance of peer group companies. We believe that our compensation philosophy and practices have helped the Company assemble a strong and talented management team who have served us well, as reflected in our superior performance relative to many of our peers in 2009. Therefore, we feel that adopting a policy that ties both executive incentive compensation and Company performance solely to the median or below average pay and performance of its peer group is unduly restrictive, could be harmful to productivity and is not in the best interests of the Company or its shareholders.

COMERICA'S BOARD OF DIRECTORS RECOMMENDS
A VOTE "AGAINST" THIS PROPOSAL.

ANNUAL REPORT TO SHAREHOLDERS

Comerica mailed the 2009 annual report to shareholders, containing financial statements and other information about the operations of Comerica for the year ended December 31, 2009, to you along with this proxy statement. You should not regard the 2009 annual report as proxy soliciting material.

OTHER MATTERS

The Board is not aware of any other matter to be presented at the Annual Meeting. The Board does not currently intend to submit any additional matters for a vote at the Annual Meeting, and no shareholder has provided the required notice of the shareholder's intention to propose any additional matter at the Annual Meeting. However, under Comerica's bylaws, the Board may, without notice, properly submit additional matters for a vote at the Annual Meeting. If the Board does so, the shares represented by proxies in the accompanying form will be voted with respect to the matter in accordance with the judgment of the person or persons voting the shares.

By Order of the Board of Directors

Jon W. Bilstrom Executive Vice President — Governance, Regulatory Relations and Legal Affairs, and Corporate Secretary

March [             ], 2010

APPENDIX I

SENIOR EXECUTIVE OFFICER COMPENSATION PLANS AND
DISCUSSION OF RISK FACTORS

SEO Program Name	Comments
Base Salary	SEO compensation levels are established in consultation with the Governance, Compensation and Nominating Committee with the assistance of an outside compensation consultant. In addition, salary payments are unrelated to Company performance and therefore do not encourage SEOs to take unnecessary or excessive risks.

Management Incentive Plan	Comerica's Management Incentive Plan ("MIP") is a shareholder approved plan. The program is designed to focus senior leadership on the delivery of short and longer-term results that benefit shareholders, and the measures used to quantify those results are well understood, transparent and based on audited financial results. MIP funding is based on performance relative to Comerica's peer banks on both annual and three year Return on Equity and Earnings Per Share Growth.

The plan does not allow funding to be increased but does allow negative discretion for Comerica to reduce or eliminate funding. There is also no discretion to increase a bonus for named executive officers, only discretion to decrease a bonus for a particular executive if he or she has not performed at an optimal level. Comerica believes that this strict formulaic approach to incentives is important because it causes executives to be held accountable for corporate performance.
Each year the Governance, Compensation and Nominating Committee approves the peer group, funding matrix, funding based on relative results and individual SEO awards.

Long Term Incentive Plan	Comerica has historically granted a combination of stock options and restricted stock to the SEOs under the Long-Term Incentive Plan. All grants are subject to the requirements of Comerica 's Stock Granting Policy which stipulates that, in general, Comerica will make stock-based grants to eligible employees, including the SEOs, once per year at the first regularly scheduled meeting of the Governance, Compensation and Nominating Committee that calendar year. Off-cycle stock option or restricted stock grants to the SEOs are made by the Committee at a regularly scheduled meeting.

•       Stock options encourage the SEOs to achieve long-term goals because they only have value to the recipient if there are gains in the stock price. Stock option award vest ratably over four years and no gain is realizable prior to vesting; therefore, stock options give our executives strong incentives to improve long-term financial performance and to increase shareholder value.

I-1

SEO Program Name	Comments

•       Restricted stock grants have not been tied to the performance of the company but have been time-vested with a cliff vesting period of five years. This vesting period is longer than industry norms and ties the compensation of SEOs to the long-term value of the organization.

In addition, Comerica has stock ownership guidelines in place that encourage SEOs and other senior officers to own a significant number of shares of Comerica stock. These guidelines help further align the interests of executives with those of shareholders.

Retirement Plans • Pension Plan • Benefit Equalization Plan • Supplemental Pension and	Due to the nature of these programs, payments are generally unrelated to Company operational performance and therefore do not encourage SEOs to take unnecessary or excessive risks.
Retiree Medical Agreement
(CEO only)
Preferred Savings Plan (401(k)) Match
Employee Stock Purchase Plan Match
Deferred Compensation Plans
Change of Control Agreements
Relocation Program
Signing Bonuses
Executive Long Term Disability
Club Memberships
Monthly Automobile Allowance Program & Corporate Owned Automobile Program
Tax Preparation Reimbursement (eliminated effective June 15, 2009)
Severance Pay Plan
Subsidized Parking
Subsidized Public Transportation

I-2

APPENDIX II

EMPLOYEE COMPENSATION PLANS AND DISCUSSION OF RISK FACTORS

EMPLOYEE PROGRAM NAME BY LINE OF BUSINESS(1)

Business Bank Plans
Business Bank Lending(2)
WY Campbell
Lending Group Manager
Treasury Management
Treasury Management — Referral
Entertainment Group Executive Plan(3)
Corporate Finance
Technology & Life Sciences Warrant Program
Western Business Development Officer Plan
Private Equity Group
Merchant Card Services Referral
Comerica Leasing Cash Referral
Business Bank Warrant
International Trade Services
1031 Exchange
1031 Exchange — Referral
US Banking Corporate Trust Services
Credit Plans
Special Assets Group Plan
Alternate Credit Administration Officer Plan
Portfolio Analytics
Retail Bank Plans
Personal Banking
Banking Center Manager Incentive Plan
Assistant Banking Center Manager Incentive Plan
Customer Service Rep Referral Incentive Plan
Business Partner Referral Plan
District Manager Incentive Plan
Small Business Banking(2)
Small Business Administration
Retail Lending Group Manager
Texas Small Business BDO Plan
Mortgage Referral
Regional Telemarketing Incentive
Wealth & Institutional Management (WIM) Plans
WIM Management Incentive
Wilson Kemp — Incentive Plan
WIM Non Incentive Level Mgr
WIM Specialist
Private Banker Lender Plan(2)
Wealth Advisor National Sales
WIM Strategy Portfolio Manager

EMPLOYEE PROGRAM NAME BY LINE OF BUSINESS(1)

Alliance Trust Specialist
Securities Trading & Underwriting
Wealth Advisor National Sales Financial Consultants
Financial Consultant Commission(4)
Institutional Trust
P&C Licensed CSR Incentive Plan
Insurance Producer Plan
Insurance Program
WIM Non-Dedicated Plan
Securities Investment Banking Plan
Mortgage Program
Corporate/Institutional Cross Selling
World Asset Management
Retirement Plan Consultant
Corporate Finance Referral
Wealth & Institutional Management Partners
Team One Referral
WIM Investment Management Non Traditional Products
Retirement Services Broadbased Plan
WIM National Sales & Marketing Director Products & Services
Comerica Securities Regional Admin Managers
P&C Marketing Licensed Coordinator
Investment Advisory Services
WIM Loan Deposit Referral
WIM Deposit Referral
Western BDO
Retirement Services Sales
Comerica Securities Investment Services Plan
Successor Appointment Referral
Financial Planners Advisory Services
Licensed Private Banker
Other Plans
Global Capital Markets — Referral
Global Capital Markets — Canada(5)
Global Capital Markets — Consolidated(5)
Global Capital Markets — Senior Manager(5)
Annual Excellence Bonus
Recognizing Outstanding Achievement and Results
Employee Referral Program

(1)
The risks with regard to employee compensation plans were assessed based on the plan design features and financial impact of each plan. The report reviewed by the senior risk officers and the Governance, Compensation and Nominating Committee was prepared by Towers Watson, an independent and nationally known consulting firm retained by management to assist in this process. The report did not find any evidence of the employee compensation plans encouraging behavior focused on short-term results rather than long-term value creation or manipulation of reported earnings to enhance the compensation of any employee. Eight plans were identified as having a higher level of risk due to certain plan design features including: uncapped sales commissions, plans with significant maximum payouts, plans without specific links to corporate performance and lending plans which by their nature of assuming credit risk and, in some cases, market and liquidity risk, can have significant potential impact. These plans are identified in the table above, and the following footnotes provide information about how the risks posed by each of these plans are limited by mitigating factors. In addition, Comerica has a robust governance process in place with regard to compensation programs. See the full text of the "Governance, Compensation and Nominating Committee Report" on pages [         ] of this proxy statement for more discussion of the review and findings with regard to employee compensation plans, including the common mitigating factors and governance practices.

(2)
The Business Bank Lender, Small Business Banking and Private Banker Lender plans are similar programs designed to reward Comerica's lenders in each line of business. There are inherent risks in these programs based on the fact that a significant portion of Comerica's assets, in the form of loans, are established through banking relationships governed under these plans. In addition, there is no cap on earnings under the plans. However, these risks are mitigated in several ways: there is a clear separation of the credit and lending functions with a rigorous credit review process in place that prevents any individual lender from approving loans without a thorough review of the associated risks; the average payouts for the majority of recipients is low although the upside potential is high; 15% of the incentive payouts are held back from payment until the following year; and payment of all awards under the plans are subject to final review and approval by management regardless of the size of the award.

(3)
The Entertainment Group Executive Plan provides a variable pay opportunity to the leadership team of Comerica's Entertainment Lending business. Risk factors for this plan include that the plan has high, uncapped upside earning potential for a small group of incumbents, funding for the plan is primarily based on loans which have some inherent risk, and the industry focus is highly specialized. However, these risks are mitigated based on the clear separation of Comerica's credit and loan functions and the rigorous credit review process in place that prevents any individual from approving loans without a thorough review of the associated risks and concurrence from the credit function. In addition, payment of all awards under the plan is subject to final review and approval by management.

(4)
Risk factors for the Financial Consultant Commission program are that payments under the plan are not capped, participants have high upside earning potential, and it is possible for participants to have a financial impact on the bank through overreliance and focus on a narrow set of investment vehicles. These risks are mitigated, however, since the plan is primarily funded based on fee income derived through Comerica's various brokerage functions, and since the bank's assets are not placed directly at risk. In addition, in 2009 Comerica hired a dedicated Risk Officer for WIM to review and monitor all aspects of this and other WIM plans.

(5)
The Global Capital Markets plans (which include Canada) are separated into two different programs. The first Global Capital Markets plan provides an incentive opportunity to Global Capital Markets employees at grade level 31 and above. Risk factors for this plan include an uncapped commission vehicle funded primarily through the Foreign Exchange and Energy Derivatives function. The before-mentioned risk is mitigated in several ways: there are no incentives for corporate functions within the Global Capital Markets group for the management of Comerica's Investment Security Portfolio, nor related to debt issuance or repurchase; virtually all revenue is related to customer transactions, however there is very limited proprietary income which is approved by Comerica's Asset Liability Policy Committee; limits are placed on trading positions and are monitored regularly by Global Capital Markets Operations, which reports to the Chief Accounting Officer; there is a discretionary element contained in the program which provides management the ability to eliminate payouts in a given year if there was a significant risk-taking event; and there is a cap on the portion of the incentive pool for the Interest Rate Derivatives group.

  The second Global Capital Markets plan provides an incentive opportunity for the Senior Manager over Global Capital Markets. Risk factors for this plan include an uncapped incentive program which is based on a percent of derivative fees with high upside earning potential. These risk factors are mitigated in several ways: there are no incentives for corporate functions within the Global Capital Markets group for the management of Comerica's Investment Security Portfolio, nor related to debt issuance or repurchase; virtually all revenue is related to customer transactions, however there is very limited proprietary income which is approved by Comerica's Asset Liability Policy Committee; limits are placed on trading positions and are monitored regularly by Global Capital Markets Operations, which reports to the Chief Accounting Officer; there is a discretionary element contained in the program which provides management the ability to eliminate payouts in a given year if there was a significant risk-taking event; and payments are not distributed until the end of the year.

APPENDIX III

EXCERPT FROM COMERICA INCORPORATED
2010 CORPORATE GOVERNANCE GUIDELINES

Categorical Standards Relating to Independence

To be considered "independent," the Board must affirmatively determine by resolution that a Director has no material relationship with Comerica (either directly or as a partner, shareholder or officer of an organization that has a relationship with Comerica) other than as a Director. In each case, the Board shall broadly consider all relevant facts and circumstances and shall apply the following categorical standards relating to Director independence:

  A.
  In no event will a Director be considered "independent" if, currently or within the preceding three years1: (i) the Director is or was employed by Comerica (for purposes of these categorical standards, the term "Comerica" shall include Comerica Incorporated and its direct and indirect subsidiaries)2; (ii) an immediate family member3 of the Director is or was employed by Comerica as an executive officer; (iii) the Director is or was employed by or affiliated with a present or former internal or external auditor of Comerica; (iv) any of the Director's immediate family is or was affiliated with, or employed in a professional capacity by, a present or former internal or external auditor of Comerica; (v) the Director or an immediate family member of the Director is or was employed as an executive officer of another company if any of Comerica's present executives serves or served on that company's compensation committee; (vi) the Director, or any of his or her immediate family, receives or received more than $120,000 per year in direct compensation from Comerica, other than Director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service); or (vii) the Director is an executive officer or an employee, or any of the Director's immediate family is an executive officer, of another company (other than a charitable organization) that makes payments to or receives payments from Comerica for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues.

1
In order to facilitate a smooth transition to these standards, until November 4, 2004, this reference to "the preceding three years" shall mean "the preceding one year." From and after November 4, 2004, it shall mean "the preceding three years."

2
Notwithstanding this requirement, employment as an interim Chairman or CEO shall not disqualify a Director from being considered independent following that employment.

3
For purposes of these Categorical Standards Relating to Independence, "immediate family" or an "immediate family member" means a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person's home; however, it does not mean individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.

III-1

  B.
  Subject to the limitations in section (A) above, the following relationships will not be considered to be material relationships that would impair a Director's independence:

  (1)
  ordinary lending relationships with the Director or any of the Director's related interests, as defined in the Federal Reserve Board's Regulation O ("related interests"), if: (i) in each such case, the extension of credit was made in the ordinary course of business and is on substantially the same terms as those with non-affiliated persons; (ii) in each such case, the extension of credit has been made in compliance with applicable law, including the Federal Reserve Board's Regulation O, if applicable; (iii) in each such case, no material event of default has occurred under the extension of credit; (iv) the aggregate amount of the extensions of credit to the Director and all of his or her related interests does not exceed 1% of Comerica's consolidated assets; and (v) in each such case, the borrower represents to Comerica as follows: (a) if the borrower is a company or other entity, that a termination of the extension of credit would not reasonably be expected to have a material and adverse effect on the financial condition, results of operations or business of the borrower; or (b) if the borrower is an individual, that a termination of the extension of credit would not reasonably be expected to have a material and adverse effect on the financial condition of the borrower;

  (2)
  ordinary lending relationships entered into in the ordinary course of business between Comerica and any entity, which is not a "related interest" of a Director, that employs a Director or any member of a Director's family;

  (3)
  other commercial transactions (not including extensions of credit) entered into in the ordinary course of business between Comerica and any entity that employs (i) a Director, (ii) a Director's spouse or (iii) any child of a Director who is residing in the Director's home, if the annual sales to, or purchases from, such entity constitute less than 1% of Comerica's consolidated gross revenues or constitute less than 1% of such entity's consolidated gross revenues;

  (4)
  a Director of Comerica serving as a board or trustee member, but not as an executive officer, of a not-for-profit organization that received discretionary charitable contributions in any given year from Comerica or the Comerica Charitable Foundation; and

  (5)
  a Director of Comerica serving as an executive officer of a not-for-profit organization, if the discretionary charitable contributions made to the organization in any given year by Comerica and the Comerica Charitable Foundation, in the aggregate (exclusive of any employee contributions), are less than 5% (or $1,000,000, whichever is greater) of that organization's consolidated gross revenues.

III-2

Audit Committee Standards Relating to Independence

In addition to the categorical standards applying to independence generally, Audit Committee members, to be considered independent, may not, other than in their capacity as a member of the Audit Committee, the Board, or any other Board committee (i) accept directly or indirectly any consulting, advisory, or other compensatory fee from Comerica or any of its subsidiaries, provided that, unless the rules of the New York Stock Exchange provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with Comerica (so long as such compensation is not contingent in any way on continued service)4; or (ii) be an affiliated person of Comerica or any of its subsidiaries. An Audit Committee member would be an affiliate of Comerica or one or more of its subsidiaries if he or she directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, Comerica or any of its subsidiaries.5

4
The "indirect" acceptance by an Audit Committee member of any consulting, advisory or other compensatory fee would include acceptance of such a fee by a spouse, a minor child or stepchild or a child or stepchild sharing a home with the member or by an entity (i) in which such member is a partner, member, executive officer or other officer such as a managing director occupying a comparable position (except limited partners, non-managing members and those occupying similar positions who, in each case, have no active role in providing services to the entity), and (ii) which provides accounting, consulting, legal, investment banking or financial advisory services to Comerica or any subsidiary of Comerica.

5
Control means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. A person will be deemed not to be in control of a specified person if the person: (1) is not the beneficial owner, directly or indirectly, of more than 10% of any class of voting equity securities of the specified person; and (2) is not an executive officer of the specified person.

III-3

APPENDIX IV

COMERICA INCORPORATED
2006 AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

SECTION 1
PURPOSE

The purpose of Comerica's 2006 Amended and Restated Long-Term Incentive Plan is to align the interests of employees of the Corporation selected to receive awards with those of stockholders by rewarding long term decision-making and actions for the betterment of the Corporation. Accordingly, Eligible Individuals may receive Awards of Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Awards and Other Stock-Based Awards. Equity-based compensation assists in the attraction and retention of qualified employees, and provides them with additional incentive to devote their best efforts to pursue and sustain the Corporation's superior long-term performance. This enhances the value of the Corporation for the benefit of its stockholders.

SECTION 2
DEFINITIONS

A.    "Affiliate" means (i) any corporation, partnership, joint venture or other entity that is controlled by the Corporation, whether directly or indirectly, and (ii) any corporation, partnership, joint venture or other entity in which the Corporation has a significant equity interest, as determined by the Committee; provided, however, that with respect to an Award of an Incentive Stock Option and an Award that is subject to Code Section 409A, the term "Affiliate" shall refer solely to a Subsidiary.

B.    "Aggregated Plan" means all agreements, methods, programs, and other arrangements sponsored by the Corporation that would be aggregated with this Plan under Section 1.409A-1(c) of the Regulations.

C.    "Award" means an Option, a Stock Appreciation Right, a Share of Restricted Stock, a Restricted Stock Unit, a Performance Award, including a Qualified Performance-Based Award, or an Other Stock-Based Award pursuant to the Plan. Each Award shall be evidenced by an Award Agreement.

D.    "Award Agreement" means a written agreement, in a form approved by the Committee, which sets forth the terms and conditions of an Award, including, but not limited to, the Performance Period and/or Restriction Period, as appropriate. Agreements shall be subject to the express terms and conditions set forth herein, and to such other terms and conditions not inconsistent with the Plan as the Committee shall deem appropriate.

E.    "Award Recipient" means an Eligible Individual who has been granted an Award under the Plan and has entered into an Award Agreement evidencing the grant of such Award or otherwise accepted the terms of an Award Agreement, including by electronic acceptance or acknowledgement.

F.     "Beneficiary" means any person(s) designated by an Award Recipient on a beneficiary designation form submitted to the Plan Administrator, or, if no form has been submitted, any person(s) entitled to receive any amounts owing to such Award Recipient under this Plan upon his or her death by reason of having been named in the Award Recipient's will or trust agreement or having qualified as a taker of the Award Recipient's property under the laws of intestacy. If an Award Recipient authorizes any person, in writing, to exercise such individual's Options or Stock Appreciation Rights following the Award Recipient's death, the term "Beneficiary" shall include any person in whose favor such Options or Stock Appreciation Rights are exercised by the person authorized to exercise the Options or Stock Appreciation Rights.

G.    "Board" means the Board of Directors of the Corporation.

H.    "Cause" means (1) conviction of the Award Recipient for committing a felony under Federal law or the law of the state in which such action occurred, (2) dishonesty in the course of fulfilling the Award Recipient's employment duties, (3) willful and deliberate failure on the part of the Award Recipient to perform his or her employment duties in any material respect, or (4) before a Change of Control, such other events as shall be determined by the Committee. Before a Change of Control, the Committee shall, unless otherwise provided in an Individual Agreement with the Award Recipient, have the sole discretion to determine whether "Cause" exists, and its determination shall be final.

I.      "Change of Control" shall have the meaning set forth in Exhibit A to this Plan.

J.     "Code" means the Internal Revenue Code of 1986, as amended.

K.    "Committee" means the Governance, Compensation and Nominating Committee of the Board or such other committee of the Board as the Board may from time to time designate, which, with respect to the establishment of Performance Measures, shall be composed solely of not less than two outside directors (as described under Regulations Section 1.162-27(e)(3)), and shall be appointed by and serve at the pleasure of the Board.

L.     "Corporation" means Comerica Incorporated, a Delaware corporation, and its successors and assigns.

M.    "Date of Grant" means the effective date of an Award granted by the Committee to an Award Recipient.

N.    "Disabled" or "Disability" means "Totally Disabled" (or any derivation of such term) within the meaning of the Long-Term Disability Plan of Comerica Incorporated, or if there is no such plan, "Disability" as determined by the Committee. However, with respect to the rules relating to Incentive Stock Options, the term "Disabled" shall mean disabled as that term is utilized in Sections 422 and 22(e)(3) of the Code, or any successor Code provisions relating to ISOs. Furthermore, with respect to Awards subject to Section 409A of the Code, "Disabled" shall not have either of the prior meanings, but shall mean an Award Recipient's inability to engage in any substantial gainful activity due to a medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

O.    "Disaffiliation" means a Subsidiary's or Affiliate's ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, as a result of a public offering, or a spinoff or sale by the Corporation, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Corporation and its Affiliates.

P.     "Eligible Individual" means any officers and employees of the Corporation or any of its Subsidiaries or Affiliates, and prospective officers and employees who have accepted offers of employment from the Corporation or its Subsidiaries or Affiliates. Notwithstanding the foregoing, an Eligible Individual for purposes of receipt of the grant of an ISO shall be limited to those individuals who are eligible to receive ISOs under rules set forth in the Code and applicable Regulations.

Q.    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

R.    "Fair Market Value" means the closing price of a Share on the New York Stock Exchange as reported on the Composite Tape as published in the Wall Street Journal; if, however, there is no trading of Shares on the date in question, then the closing price of the Shares as so reported, on the last preceding trading day shall instead be used to determine Fair Market Value. If Fair Market Value for any date in question cannot be determined as provided above, Fair Market Value shall be determined by the Committee in its good faith discretion based on a reasonable valuation method in accordance with the Regulations and applicable guidance promulgated under Code Section 409A.

S.    "Incentive Stock Option" or "ISO Award" means an Option granted pursuant to the Plan that is designated in the applicable Award Agreement as an "incentive stock option" within the meaning of Section 422 of the Code, and that in fact so qualifies.

T.     "Nonqualified Stock Option" or "NQSO Award" means an Option granted pursuant to the Plan that is not intended to be, or does not qualify as, an Incentive Stock Option.

U.    "Option" means a Nonqualified Stock Option or an Incentive Stock Option granted pursuant to Section 6(A) of the Plan.

V.     "Other Stock-Based Award" means any right granted under Section 6(F) of the Plan.

W.    "Performance Award" means any Award, including a Qualified Performance-Based Award, granted pursuant to Section 6(E) of the Plan.

X.    "Performance Measures" means the performance goals established by the Committee and relating to a Performance Period in connection with the grant of an Award. In the case of any Qualified Performance-Based Award, such goals shall be (i) based on the attainment of specified levels of one or more of the following measures (a) earnings per share, (b) return measures (including, but not limited to, return on assets, equity or sales), (c) net income (before or after taxes), (d) cash flow (including, but not limited to, operating cash flow and free cash flow), (e) cash flow return on investments, which equals net cash flows divided by owner's equity, (f) earnings before or after taxes, interest, depreciation and/or amortization, (g) internal rate of return or increase in net present value, (h) gross revenues, (i) gross margins or (j) stock price (including, but not limited to, growth measures and total stockholder return) and (ii) set by the Committee within the time period prescribed by Section 162(m) of the Code. Performance Measures may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated and may be based on or adjusted for any other objective goals, events, or occurrences established by the Committee for a Performance Period. Such Performance Measures may be particular to a line of business, Subsidiary or other unit or may be based on the performance of the Corporation generally. Such Performance Measures may cover the Performance Period(s) as specified by the Committee. Performance Measures may be adjusted by the Committee in its sole discretion to eliminate the unbudgeted effects of charges for restructurings, charges for discontinued operations, charges for extraordinary items and other unusual or non-recurring items of loss or expense, merger related charges, cumulative effect of accounting changes, the unbudgeted financial impact of any acquisition or divestiture made during the applicable Performance Period, and any direct or indirect change in the Federal corporate tax rate affecting the Performance Period, each as defined by generally accepted accounting principles and identified in the audited financial statements, notes to the audited financial statements, management's discussion and analysis or other Corporation filings with the Securities and Exchange Commission

Y.     "Performance Period" means the period designated by the Committee during which the Performance Measures applicable to an Award shall be measured. The Performance Period shall be established at or before the time of the grant of the Award, and the length of any Performance Period shall be within the discretion of the Committee.

Z.    "Plan" means the Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan, as may be amended from time to time.

AA.  "Qualified Performance-Based Award" means an Award intended to qualify for the Section 162(m) Exemption, as provided in Section 7.

BB.  "Regulations" means the Treasury Regulations promulgated under the Code.

CC. "Restriction Period" means the period designated by the Committee during which Shares of a Restricted Stock Award remain forfeitable or a Restricted Stock Unit Award is subject to vesting requirements.

DD. "Restricted Stock" or "Restricted Stock Award" means an award of Shares pursuant to Section 6(C) of the Plan subject to the terms, conditions and such restrictions as may be determined by the Committee and set forth in the applicable Award Agreement. Shares of Restricted Stock shall constitute issued and outstanding Shares for all corporate purposes.

EE.  "Restricted Stock Units" or "Restricted Stock Unit Award" means an Award granted pursuant to Section 6(D) of the Plan denominated in Shares subject to the terms, conditions and restrictions determined by the Committee and set forth in the applicable Award Agreement.

FF.   "Retirement" means, unless otherwise provided in an Award Agreement or determined by the Committee, an Award Recipient's Termination of Employment (or with respect to Awards subject to Code Section 409A, an Award Recipient's Separation from Service) at or after age 65 or after attainment of both age 55 and ten (10) years of service with the Corporation and Affiliates.

GG. "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

HH. "Separation from Service" means, with respect to any Award that is subject to Code Section 409A, the date on which the Corporation and the Award Recipient reasonably anticipate a permanent reduction in the level of bona fide services performed by the Award Recipient for the Corporation or any Affiliate to 20% or less of the average level of bona fide services performed by the Award Recipient for the Corporation or any Affiliate (whether as an employee or an independent contractor) in the immediately preceding thirty-six (36) months (or the full period of service to the Corporation and any Affiliate if the Award Recipient has been providing services to the Corporation and its Affiliates for less than thirty-six (36) months). The determination of whether a Separation from Service has occurred shall be made by the Plan Administrator in accordance with the provisions of Code Section 409A and the Regulations promulgated thereunder.

   II.  "Share" means a share of common stock, $5.00 par value, of the Corporation or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 3(D) of the Plan.

JJ.   "Specified Employee" means a key employee of the Corporation as defined in Code Section 416(i) without regard to paragraph (5) thereof. The determination of whether an Award Recipient is a Specified Employee shall be made by the Committee as of the specified employee identification date adopted by the Corporation in accordance with the provisions of Code Section 409A and the Regulations promulgated thereunder.

KK.  "Stock Appreciation Right" or "SAR Award" means a right granted under Section 6(B) of the Plan.

LL.   "Subsidiary" means any entity (other than the Corporation) in an unbroken chain of entities beginning with the Corporation, provided each entity (other than the last entity) in the unbroken chain owns, at the time of the determination, ownership interests possessing fifty percent (50%) or more of the total combined voting power of all classes of ownership interests in one of the other entities in such chain; provided, however, with respect to any Award that is an Incentive Stock Option, the term "Subsidiary" shall refer solely to an entity that is taxed under Federal tax law as a corporation.

MM. "Tax Withholding Date" shall mean the earliest date the obligation to withhold tax with respect to an Award arises.

NN. "Term" means the maximum period during which an Option or Stock Appreciation Right may remain outstanding (subject to earlier termination upon Termination of Employment or otherwise) as specified in the applicable Award Agreement or, to the extent not specified in the Award Agreement, as provided in the Plan.

OO. "Termination of Employment" means the termination of the applicable Award Recipient's employment with the Corporation and any of its Affiliates. An Award Recipient employed by an Affiliate or a division of the Corporation or any of its Affiliates shall be deemed to incur a Termination of Employment if, as a result of a Disaffiliation, such Affiliate or division ceases to be an Affiliate or division, as the case may be, and the Award Recipient does not immediately thereafter become an employee of the Corporation or an Affiliate. Neither a temporary absence from employment because of illness, vacation or leave of absence nor a transfer among the Corporation and its Affiliates shall be considered a Termination of Employment.

SECTION 3
STOCK SUBJECT TO THE PLAN

A.    Plan Maximums.    The maximum number of Shares that may be delivered pursuant to Awards under the Plan shall be the sum of (i) thirteen-and-one-half million (13,500,000), (ii) any Shares available for future awards under the Amended and Restated Comerica Incorporated 1997 Long-Term Incentive Plan (the "Prior Plan") as of the Effective Date, and (iii) any Shares that are represented by awards granted under the Prior Plan which are forfeited, expire or are cancelled without delivery of Shares or which result in the forfeiture of Shares back to the Corporation. No additional Shares will be granted pursuant to the terms of the Prior Plan as of the Effective Date of the Plan. The maximum number of Shares that may be delivered pursuant to Options intended to be Incentive Stock Options shall be one million (1,000,000) Shares. No more than 4.7 million (4,700,000) Shares may be issued during the term of the Plan pursuant to Awards other than Options and Stock Appreciation Rights. Shares subject to an Award under the Plan may be authorized and unissued Shares or treasury Shares.

B.    Individual Limits.    No Award Recipient may be granted Awards with respect to more than 350,000 Shares in any calendar year, and the maximum number of Shares underlying Awards of Options and Stock Appreciation Rights that may be granted to an Award Recipient in any calendar year is 350,000.

C.    Rules for Calculating Shares Delivered.    Any Shares covered by an Award that has been granted shall be counted as used under the Plan as of the Date of Grant. To the extent that any Award is forfeited, or any Option or Stock Appreciation Right terminates, expires or lapses without being exercised, the Shares subject to such Awards not delivered as a result thereof shall again be available for Awards under the Plan. The following Shares, however, may not again be made available for issuance in respect of Awards under this Plan: (i) Shares not issued or delivered as a result of the net settlement of an outstanding Stock Appreciation Right; (ii) Shares used to pay the exercise price or withholding taxes related to an outstanding Award; or (iii) Shares repurchased by the Corporation on the open market with the proceeds of an Option exercise price to settle an Option.

D.    Adjustment Provision.    In the event of (i) a stock dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting the capital structure of the Corporation (each, a "Share Change"), or (ii) a merger, consolidation, acquisition of property or shares, separation, spinoff, reorganization, stock rights offering, liquidation, Disaffiliation, or similar event affecting the Corporation or any of its Subsidiaries (each, a "Corporate Transaction"), the Committee or the Board shall make such substitutions or adjustments as it deems appropriate and equitable, if any, to (A) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan, (B) the various maximum limitations set forth in Sections 3(A)

and 3(B) upon certain types of Awards and upon the grants to individuals of certain types of Awards, (C) the number and kind of Shares or other securities subject to outstanding Awards, and (D) the exercise price of outstanding Options and Stock Appreciation Rights, provided that the aggregate exercise price or aggregate grant price of the Options or Stock Appreciation Rights is not less than the aggregate exercise price or aggregate grant price before the Corporate Transaction. In the case of Corporate Transactions, such adjustments may include, without limitation, (1) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that in the case of a Corporate Transaction with respect to which stockholders of Common Stock receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Corporate Transaction over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid); (2) the substitution of other property (including, without limitation, cash or other securities of the Corporation and securities of entities other than the Corporation) for the Shares subject to outstanding Awards; and (3) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Corporation and securities of entities other than the Corporation), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Corporation securities). Any such adjustments shall be made in a manner that (i) with respect to Awards that are not considered to be deferred compensation within the meaning of Section 409A of the Code immediately prior to such adjustment, would not cause such Awards to become deferred compensation subject to Section 409A of the Code and (ii) with respect to Awards that are considered deferred compensation within the meaning of Section 409A of the Code, would not cause such Awards to be non-compliant with the requirements of Section 409A of the Code.

SECTION 4
ADMINISTRATION

A.    Committee.    The Plan shall be administered by the Committee. In addition to any implied powers and duties that may be needed to carry out the provisions of the Plan, the Committee shall have all the powers vested in it by the terms of the Plan, including exclusive authority to: select Eligible Individuals; to make Awards; to determine the type, size, terms and timing of Awards (which need not be uniform); to accelerate the vesting of Awards, including upon the occurrence of a Change of Control of the Corporation or an Award Recipient's Termination of Employment; to prescribe the form of the Award Agreement; to modify, amend or adjust the terms and conditions of any Award, subject to Sections 7 and 10; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto); make any other determinations it believes necessary or advisable in connection with the administration of the Plan; correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement; establish any "blackout" period that the Committee in its sole discretion deems necessary or advisable; and to otherwise administer the Plan.

B.    Procedures.    Determinations of the Committee shall be made by a majority vote of its members at a meeting at which a quorum is present or pursuant to a unanimous written consent of its members. A majority of the members of the Committee shall constitute a quorum. Subject to Section 7(D), any authority granted to the Committee may also be exercised by the full Board. To the extent that any permitted action taken by the Board conflicts with action taken by the

Committee, the Board action shall control. The Committee may authorize any one or more of its members, or any officer of the Corporation, to execute and deliver documents on behalf of the Committee.

Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may (i) allocate all or any portion of its responsibilities and powers to any one or more of its members and/or (ii) delegate all or any part of its responsibilities and powers to any person or persons selected by it, provided that, the Committee may not delegate its responsibilities and powers if such delegation would cause an Award made to an individual subject to Section 16 of the Exchange Act not to qualify for an exemption from Section 16(b) of the Exchange Act or cause an Award intended to be a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption. Any such allocation or delegation may be revoked by the Committee at any time.

All decisions made by the Committee (or any person or persons to whom the Committee has allocated or delegated all or any portion of its responsibilities and powers in accordance with this Plan) shall be final and binding on all persons, including the Corporation, its Affiliates, Subsidiaries, stockholders, Eligible Individuals, Award Recipients, Beneficiaries and other interested parties.

C.    Discretion of the Committee.    Subject to Section 1(G), any determination made by the Committee or by an appropriately delegated officer pursuant to delegated authority under the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation, Award Recipients and Eligible Individuals.

D.    Cancellation or Suspension of Awards.    The Committee may cancel all or any portion of any Award, whether or not vested or deferred, as set forth below. Upon cancellation, the Award Recipient shall forfeit the Award and any benefits attributable to such canceled Award or portion thereof. The Committee may cancel an Award if, in its sole discretion, the Committee determines in good faith that the Award Recipient has done any of the following: (i) committed a felony; (ii) committed fraud; (iii) embezzled; (iv) disclosed confidential information or trade secrets; (v) was terminated for Cause; (vi) engaged in any activity in competition with the business of the Corporation or any Subsidiary or Affiliate of the Corporation; or (vii) engaged in conduct that adversely affected the Corporation. The Executive Vice President — Director of Human Resources, or such other person designated from time to time by the Chief Executive Officer of the Corporation (the "Delegate"), shall have the power and authority to suspend all or any portion of any Award if the Delegate makes in good faith the determination described in the preceding sentence. Any such suspension of an Award shall remain in effect until the suspension shall be presented to and acted on by the Committee at its next meeting. This Section 4(D) shall have no application for a two year period following a Change of Control of the Corporation.

SECTION 5
ELIGIBILITY

Awards may only be made to Eligible Individuals.

SECTION 6
AWARDS

A.    Options.    The Committee may grant Options to Eligible Individuals in accordance with the provisions of this subsection subject to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine to be appropriate.

  1.    Exercise Price.    The exercise price per Share of an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant of such Option, and such exercise price may not be decreased during the Term of the Option except pursuant to an adjustment in accordance with Section 3(D).

  2.    Option Term.    The Term of each Option shall be fixed by the Committee and the maximum Term of each Option shall be ten (10) years.

  3.    Time and Manner of Exercise.    The Committee shall determine the time or times at which an Option may be exercised, and the manner in which (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) payment of the exercise price with respect thereto may be made, or deemed to have been made. The Committee may authorize the use of any form of "cashless" exercise of an Option that is legally permissible.

  4.    Employment Status.    Except as provided in paragraphs (a) through (d) below or as may otherwise be provided by the Committee (either at the time of grant of an Option or thereafter), an Award Recipient's Options and Stock Appreciation Rights shall be immediately forfeited upon his or her Termination of Employment.

    a.    Retirement.    An Award Recipient's Retirement shall not affect any Option outstanding as of the Termination of Employment due to Retirement other than those granted in the calendar year of Retirement. All Options outstanding as of the Termination of Employment due to Retirement other than those granted in the calendar year of such Termination of Employment shall continue to vest pursuant to the vesting schedule applicable to such Options, and any vested Options outstanding as of the Termination of Employment due to Retirement (including any ISO held by an Award Recipient who is not Disabled) shall continue in full force and effect for the remainder of the Term of the Option. All Options granted in the calendar year of Termination of Employment due to Retirement that have not otherwise vested as of such termination shall terminate upon the date of Retirement.

    b.    Disability.    Upon the cessation of the Award Recipient's employment due to Disability, any Option held by such individual that was exercisable immediately before the Termination of Employment due to Disability shall continue to be exercisable until the earlier of (i) the third anniversary of the Award Recipient's Termination of Employment (or, in the case of any ISO held by an Award Recipient who is Disabled, the first anniversary of the Award Recipient's Termination of Employment) and (ii) the expiration of the Term of the Option.

    c.    Death.    Upon the Award Recipient's death (whether during his or her employment with the Corporation or an Affiliate or during any otherwise applicable post-termination exercise period, which in the case of an ISO, shall not exceed three (3) months), any Option held by such individual that was exercisable immediately before the Termination of Employment shall continue to be exercisable by the Beneficiary(ies) of the decedent, until the earlier of (i) the first anniversary of the date of the Award Recipient's death and (ii) the expiration of the Term of the Option.

    d.    Other Terminations of Employment.    Upon the Award Recipient's Termination of Employment for any reason other than Retirement, Disability, death or for Cause, any Option held by such individual that was exercisable immediately before the Termination of Employment shall continue to be exercisable until the earlier of (i) the expiration of the three-month period following the Award Recipient's Termination of Employment and (ii) the expiration of the Term of the Option.

    e.    Extension or Reduction of Exercise Period.    In any of the foregoing circumstances, subject to Section 8, the Committee may extend or shorten the exercise period, but may not extend any such period beyond the Term of the Option as originally established (or, insofar as this paragraph relates to Stock Appreciation Rights, the Term of the SAR Award as originally established). Further, with respect to ISOs, as a condition of any such extension, the holder shall be required to deliver to the Corporation a release which provides that such individual will hold the Corporation and/or Affiliates harmless with respect to any adverse tax consequences the individual may suffer by reason of any such extension.

B.    Stock Appreciation Right Awards.    The Committee may grant Stock Appreciation Rights to Eligible Individuals in accordance with the provisions of this subsection subject to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine to be appropriate. The Term of each SAR Award shall be fixed by the Committee and the maximum Term of each SAR Award shall be ten (10) years. A Stock Appreciation Right granted under the Plan shall confer on the Award Recipient a right to receive upon exercise thereof the excess (if any) of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right Award as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the Date of Grant of the Stock Appreciation Right. Subject to the terms of the Plan, the Committee shall determine the grant price, Term, manner of exercise, dates of exercise, methods of settlement (cash, Shares or a combination thereof) and any other terms and conditions of any SAR Award. The Committee may impose such conditions or restrictions on the exercise of any SAR Award as it may deem appropriate. Except as otherwise provided by the Committee or in an Award Agreement, any SAR Award must be exercised during the period of the Award Recipient's employment with the Corporation or Affiliate, provided that the provisions of Section 6(A)(4)(a)-(e) hereof shall apply for purposes of determining the exercise period in the event of the Award Recipient's Retirement, Disability, death or other Termination of Employment.

C.    Restricted Stock Awards.    The Committee may make Restricted Stock Awards to Eligible Individuals in accordance with the provisions of this subsection subject to such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine to be appropriate.

  1.    Nature of Restrictions.    Restricted Stock Awards shall be subject to such restrictions, including Performance Measures, as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Subject to the Committee's authority under Section 6(C)(3) below, the minimum Restriction Period with respect to a Restricted Stock Award that is subject to restrictions that are Performance Measures shall be one (1) year, and the minimum Restriction

  Period with respect to a Restricted Stock Award that is subject to restrictions that are not Performance Measures shall be three (3) years. The Committee may, as of the Date of Grant, designate an Award of Restricted Stock that is subject to Performance Measures as a Qualified Performance-Based Award.

  2.    Stock Certificates.    Restricted Stock Awards granted under the Plan shall be evidenced by the issuance of a stock certificate(s), which shall be held by the Corporation. Such certificate(s) shall be registered in the name of the Award Recipient and shall bear an appropriate legend which refers to the restrictions applicable to such Restricted Stock Award. Alternatively, shares of Restricted Stock under the Plan may be recorded in book entry form.

  3.    Forfeiture; Delivery of Shares.    Except as may be otherwise provided in an Award Agreement, upon an Award Recipient's Termination of Employment (as determined under criteria established by the Committee) during the applicable Restriction Period, all Shares of Restricted Stock shall be immediately forfeited and revert to the Corporation; provided, however, that the Committee may waive, in whole or in part, any or all remaining restrictions applicable to the Restricted Stock Award. Shares comprising any Restricted Stock Award held by the Corporation that are no longer subject to restrictions shall be delivered to the Award Recipient (or his or her Beneficiary) promptly after the applicable restrictions lapse or are waived.

D.    Restricted Stock Unit Awards.    The Committee may grant Awards of Restricted Stock Units to Eligible Individuals, subject to Section 8 hereof and such other terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine to be appropriate. A Restricted Stock Unit shall represent an unfunded, unsecured right to receive one Share or cash equal to the Fair Market Value of a Share.

  1.    Nature of Restrictions.    Restricted Stock Unit Awards shall be subject to such restrictions, including Performance Measures, as the Committee may impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Subject to the Committee's authority under Section 6(D)(3) below, the minimum Restriction Period with respect to a Restricted Stock Unit Award that is subject to restrictions that are Performance Measures shall be one (1) year, and the minimum Restriction Period with respect to a Restricted Stock Unit Award that is subject to restrictions that are not Performance Measures shall be three (3) years. The Committee may, as of the Date of Grant, designate an Award of Restricted Stock as a Qualified Performance-Based Award.

  2.    Rights as a Stockholder.    An Eligible Individual to whom Restricted Stock Units are granted shall not have any rights of a stockholder of the Corporation with respect to the Share represented by the Restricted Stock Unit Award. If so determined by the Committee, in its sole and absolute discretion, Restricted Stock Units may include a dividend equivalent right, pursuant to which the Award Recipient will either receive cash amounts (either paid currently or on a contingent basis) equivalent to the dividends and other distributions payable with respect to the number of Shares represented by the Restricted Stock Units, or additional Restricted Stock Units with a Fair Market Value equal to such dividends and other distributions, as specified in the Award Agreement. Dividend equivalent rights that the Committee determines are subject to Section 409A of the Code shall be paid or settled in accordance with Section 8 hereof.

  3.    Forfeiture/Settlement.    Except as may be otherwise provided in an Award Agreement, upon an Award Recipient's Termination of Employment (as determined under criteria established by the Committee) during the applicable Restriction Period, all Restricted Stock Units shall be immediately forfeited; provided, however, that the Committee may waive, in whole or in part, any or all remaining vesting requirements or restrictions applicable to the Restricted Stock Unit

  Award. Subject to Section 11(D) hereof, an Award of Restricted Stock Units shall be settled in Shares as and when the Restricted Stock Units vest or at a later time permitted under Section 8 hereof and specified by the Committee in the Award Agreement.

E.    Performance Awards.    The Committee may grant Performance Awards (designated as Qualified Performance-Based Awards or not) to Eligible Individuals in accordance with the provisions of this Section 6(E), subject to Section 8 hereof and such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine to be appropriate. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Shares), other securities, other Awards, or other property, and (ii) shall confer on the Award Recipient the right to receive a dollar amount or number of Shares upon the attainment of Performance Measures during any Performance Period, as established by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, the Performance Measures to be achieved during any Performance Period, the length of any Performance Period and the amount of any payment or number of Shares in respect of a Performance Award shall be determined by the Committee.

F.    Other Stock-Based Awards.    The Committee may grant Other Stock-Based Awards to Eligible Individuals in accordance with the provisions of this Section 6(F), subject to Section 8 hereof and such other additional terms and conditions, including Performance Measures, not inconsistent with the provisions of the Plan, as the Committee shall determine. Other Stock-Based Awards may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan.

G.    General.    Except as otherwise specified in the Plan or an applicable Award Agreement, the following provisions shall apply to Awards granted under the Plan:

  1.    Consideration for Awards.    Other than the payment of the exercise price or grant price in connection with the exercise of an Option or Stock Appreciation Right, Awards shall be made without monetary consideration or for such minimal monetary consideration as may be required by applicable law. In no event may any Option or Stock Appreciation Right granted under this Plan be amended, other than pursuant to Section 3(D), to decrease the exercise or grant price thereof, be cancelled in conjunction with the grant of any new Option or Stock Appreciation Right with a lower exercise or grant price, or otherwise be subject to any action that would be treated, for accounting purposes, as a "repricing" of such Option or Stock Appreciation Right, unless such amendment, cancellation, or action is approved by the Corporation's stockholders.

  2.    Forms of Payment under Awards.    Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers of Shares to be made by the Corporation or an Affiliate upon the grant, exercise or satisfaction of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, or in installments, and may be made upon vesting or such later date permitted under Section 8 hereof and specified in the applicable Award Agreement, and, in each case, in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

  3.    Limits on Transfer of Awards.    No Award and no right under any such Award shall be transferable by an Award Recipient otherwise than by will or by the laws of intestacy; provided, however, that, an Award Recipient may, in the manner established by the Committee, designate a Beneficiary to exercise the rights of the Award Recipient and to receive any property distributable with respect to any Award upon the death of the Award Recipient. Each Award or right under any Award shall be exercisable during the Award Recipient's lifetime only by the

  Award Recipient or, if permissible under applicable law, by the Award Recipient's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Corporation or any Affiliate.

  4.    Term of Awards.    Subject to any specific provisions of the Plan, the term of each Award shall be for such period as may be determined by the Committee.

  5.    Securities Law Restrictions.    All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, or the rules, regulations and other requirements of the Securities and Exchange Commission, the New York Stock Exchange, any other exchange on which Shares may be eligible to be traded or any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

  6.    Deferring Awards.    Under no circumstances may an Award Recipient elect to defer, until a time or times later than the exercise of an Option or a Stock Appreciation Right or the settlement or distribution of Shares or cash in respect of other Awards, receipt of all or a portion of the Shares or cash subject to such Award, or dividends and dividend equivalents payable thereon.

SECTION 7
QUALIFIED PERFORMANCE-BASED AWARDS

A.    Section 162(m) Exemption.    The provisions of this Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Award Recipient who is or may be a "covered employee" (within the meaning of Section 162(m)(3) of the Code) or otherwise subject to Section 162(m) in the tax year in which such Option or Stock Appreciation Right is expected to be deductible to the Corporation qualify for the Section 162(m) Exemption, and all such Awards shall therefore be considered Qualified Performance-Based Awards and this Plan shall be interpreted and operated consistent with that intention (including, without limitation, to require that all such Awards be granted by a committee composed solely of members who satisfy the requirements for being "outside directors" for purposes of the Section 162(m) Exemption ("Outside Directors")). When granting any Award other than an Option or Stock Appreciation Right, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that (i) the recipient is or may be a "covered employee" (within the meaning of Section 162(m)(3) of the Code) or otherwise subject to Section 162(m) with respect to such Award, and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption, and the terms of any such Award (and of the grant thereof) shall be consistent with such designation (including, without limitation, that all such Awards be granted by a committee composed solely of Outside Directors).

B.    Limitation on Amendment.    Each Qualified Performance-Based Award (other than an Option or Stock Appreciation Right) shall be earned, vested and payable (as applicable) only upon the achievement of one or more Performance Measures, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate, and no Qualified Performance-Based Award may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under this Plan with respect to a Qualified Performance-Based Award, in any manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption; provided, however, that (i) the Committee may provide, either in connection with the grant of the applicable Award or by amendment thereafter, that achievement of such Performance Measure will be waived upon the death or Disability of the Award Recipient (or under any other circumstance with respect to which the existence of such possible waiver will not cause the Award to fail to qualify for the

Section 162(m) Exemption), and (ii) any rights to vesting or accelerated payment on a Change of Control shall apply notwithstanding this Section 7(B).

C.    Maximum Cash Award.    For purposes of the Section 162(m) Exemption, the maximum amount of compensation payable with respect to an Award granted under the Plan to any Award Recipient who is a "covered employee" (as defined in Section 162(m) of the Code) that is denominated as a dollar amount will not exceed $5,000,000 for any calendar year.

D.    Limitation on Action by the Full Board.    The full Board shall not be permitted to exercise authority granted to the Committee to the extent that the grant or exercise of such authority would cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption.

SECTION 8
SECTION 409A OF THE CODE

It is the intention of the Corporation that no Award shall be "deferred compensation" subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. If the Committee determines that an Award is subject to Section 409A of the Code, then the Award shall be paid or settled only upon the Award Recipient's death, Disability, or Separation from Service, or upon a Change of Control, or upon such date(s) or pursuant to a schedule designated by the Committee, as specified in the applicable Award Agreement, subject to the following provisions:

  1.    Delay for Specified Employees.    Notwithstanding any provision of this Plan or the terms of an Award Agreement to the contrary, an Award that is granted to a Specified Employee and that is to be paid or settled upon such Specified Employee's Separation from Service shall not be paid or settled prior to the earlier of (i) the first business date following six months after the date of such Specified Employee's Separation from Service or (ii) the Specified Employee's death.

  2.    Distribution in the Event of Income Inclusion Under Code Section 409A.    If an Award fails to meet the requirements of Section 409A of the Code, the Award Recipient may receive payment in connection with the Award before the Award would otherwise be paid, provided, however, that the amount paid to the Award Recipient shall not exceed the lesser of: (i) the amount payable under such Award, or (ii) the amount to be reported pursuant to Section 409A of the Code on the applicable Form W-2 (or Form 1099) as taxable income to the Award Recipient.

  3.    Distribution Necessary to Satisfy Applicable Tax Withholding.    If the Corporation is required to withhold amounts to pay the Award Recipient's portion of the Federal Insurance Contributions Act (FICA) tax imposed under Code Sections 3101, 3121(a) or 3121(v)(2) with respect to an amount that is or will be paid to the Award Recipient under the Award before the amount otherwise would be paid, the Committee may withhold an amount equal to the lesser of: (i) the amount payable under such Award, or (ii) the aggregate of the FICA taxes imposed and the income tax withholding related to such amount.

  4.    Delay in Payments Subject to Code Section 162(m).    In the event the Corporation reasonably anticipates that the payment of benefits under an Award would result in the loss of the Corporation's Federal income tax deduction with respect to such payment due to the application of Code Section 162(m), the Committee may delay the payment of all such benefits under the Award until (i) the first taxable year in which the Corporation reasonably anticipates, or should reasonably anticipate, that if the payment were made during such year, the deduction of such payment would not be barred by application of Code Section 162(m) or (ii) during the period beginning with the date of the Award Recipient's Separation from Service (or, for Specified Employees, the date which is six (6) months after the date of the Award Recipient's Separation from Service) and ending on the later of (A) the last day of the taxable year of the Corporation which includes such date or (B) the 15th day of the third month following the date of the Award Recipient's Separation from Service (or, for Specified Employees, the date which is six (6) months after the date of the Award Recipient's Separation from Service).

  5.    Delay for Payments in Violation of Federal Securities Laws or Other Applicable Law.    In the event the Corporation reasonably anticipates that the payment of benefits under an Award would violate Federal securities laws or other applicable law, the Committee may delay the payment until the earliest date at which the Corporation reasonably anticipates that making of such payment would not cause such violation.

  6.    Delay for Insolvency or Compelling Business Reasons.    In the event the Corporation determines that the making of any payment of benefits on the date specified under an Award would jeopardize the ability of the Corporation to continue as a going concern, the Committee may delay the payment of benefits until the first calendar year in which the Corporation notifies the Committee that the payment of benefits would not have such effect.

  7.    Administrative Delay in Payment.    In the case of administrative necessity, the payment of benefits under an Award may be delayed up to the later of the last day of the calendar year in which payment would otherwise be made or the 15th day of the third calendar month following the date on which payment would otherwise be made. Further, if, as a result of events beyond the control of the Award Recipient (or following the Award Recipient's death, the Award Recipient's Beneficiary), it is not administratively practicable to calculate the amount of benefits due to the Award Recipient as of the date on which payment would otherwise be made, the payment may be delayed until the first calendar year in which calculation of the amount is administratively practicable.

  8.    No Award Recipient Election.    Notwithstanding the foregoing provisions, if the period during which payment of benefits under an Award will be made occurs, or will occur, in two calendar years, the Award Recipient shall not be permitted to elect the calendar year in which the payment shall be made.

SECTION 9
WITHHOLDING OF TAXES

The Corporation will, if required by applicable law, withhold the minimum statutory amount of Federal, state and/or local withholding taxes no later than the date as of which an amount first becomes includible in the gross income of an Award Recipient for Federal, state, local or foreign income or employment or other tax. Unless otherwise provided in the applicable Award Agreement, each Award Recipient may satisfy any such tax withholding obligation by any of the following means, or by a combination of such means: (i) a cash payment; (ii) by delivery to the Corporation of already-owned Shares which have been held by the individual for at least six (6) months having a Fair Market Value, as of the Tax Withholding Date, sufficient to satisfy the amount of the withholding tax obligation arising from an exercise or vesting of an Award; (iii) by authorizing the Corporation to withhold from the Shares otherwise issuable to the individual pursuant to the exercise or vesting of an Award, a number of shares having a Fair Market Value, as of the Tax Withholding Date, which will satisfy the amount of the withholding tax obligation; or (iv) by a combination of such methods of payment. If the amount requested is not paid, the Corporation may refuse to satisfy the Award. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements, and the Corporation and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Award Recipient. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Shares.

SECTION 10
AMENDMENT AND TERMINATION

A.    Amendments to and Termination of the Plan.    The Committee or the Board may amend, alter, or discontinue the Plan at any time by written resolution, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of the Award Recipients with respect to a previously granted Award without such Award Recipient's consent, except such an amendment made to comply with applicable law, including without limitation Section 409A of the Code, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Corporation's stockholders to the extent such approval is required by applicable law (including Section 422 of the Code) or the listing standards of the applicable stock exchange.

B.    Amendments to Awards.    Subject to Section 6(G)(1), the Committee may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption or, without the Award Recipient's consent, materially impair the rights of any Award Recipient with respect to an Award, except such an amendment made to cause the Plan or Award to comply with applicable law, stock exchange rules or accounting rules. Furthermore, no amendment may be made to a NQSO Award or a SAR Award which would cause the exercise price or the grant price (as applicable) to be less than 100% of the Fair Market Value of one Share as of the Date of Grant except as provided in Section 3(D).

C.    Payment of Benefits Upon Termination of Plan.    Upon termination of the Plan, the Corporation may settle any outstanding Award that is not subject to Code Section 409A as soon as is practicable following such termination and may settle any outstanding Award that is subject to Code Section 409A in accordance with one of the following:

  1.     the termination and liquidation of the Plan within twelve (12) months of a complete dissolution of the Corporation taxed under Section 331 of the Code or with the approval of a bankruptcy court pursuant to 11 U.S.C. § 503(b)(1)(A); provided that the amounts deferred under this Plan are included in the Participants' gross incomes in the latest of the following years (or, if earlier, the taxable year in which the amount is actually or constructively received): (i) the calendar year in which the Plan is terminated; (ii) the first calendar year in which the amount is no longer subject to a substantial risk of forfeiture; or (iii) the first calendar year in which the payment is administratively practicable.

  2.     the termination and liquidation of the Plan pursuant to irrevocable action taken by the Committee or the Corporation within the thirty (30) days preceding or the twelve (12) months following a Change of Control; provided that all Aggregated Plans are terminated and liquidated with respect to each Participant that experienced the Change of Control, so that under the terms of the termination and liquidation, all such Participants are required to receive all amounts of deferred compensation under this Plan and any other Aggregated Plans within twelve (12) months of the date the Committee or the Corporation irrevocably takes all necessary action to terminate and liquidate this Plan and the Committee or the Corporation, as the case may be, takes all necessary action to terminate and liquidate such other Aggregated Plans;

  3.     the termination and liquidation of the Plan, provided that: (i) the termination and liquidation does not occur proximate to a downturn in the Corporation's financial health; (2) the Committee or the Corporation, as the case may be, terminates and liquidates all Aggregated Plans; (3) no payments in liquidation of this Plan are made within twelve (12) months of the date the Committee or the Corporation irrevocably takes all necessary action to terminate and liquidate this Plan, other than payments that would be payable under the terms of this Plan if the action to terminate and liquidate this Plan had not occurred; (4) all payments are made within twenty four (24) months of the date on which the Committee or the Corporation irrevocably takes all action necessary to terminate and liquidate this Plan; and (5) the Corporation does not adopt a new Aggregated Plan at any time within three (3) years following the date on which the Committee or the Corporation irrevocably takes all action necessary to terminate and liquidate the Plan.

SECTION 11
MISCELLANEOUS PROVISIONS

A.    Conditions for Issuance.    The Committee may require each person purchasing or receiving Shares pursuant to an Award to represent to and agree with the Corporation in writing that such person is acquiring the Shares without a view to the distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of the Plan or Award Agreements made pursuant thereto, with respect to any Award other than an Award that is subject to Code Section 409A, the Corporation shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to fulfillment of all of the following conditions: (i) listing or approval for listing upon notice of issuance, of such Shares on the applicable stock exchange; (ii) any registration or other qualification of such Shares of the Corporation under any state or Federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and (iii) obtaining any other consent, approval, or permit from any state or Federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable, and, with respect to any Award that is subject to Code Section 409A, the Corporation shall not be required to issue or deliver any certificate or certificates for Shares under the Plan if the Corporation reasonably anticipates that such issuance or delivery would violate applicable Federal securities laws or other applicable law, provided the Corporation issues or delivers the Shares at the earliest date on which the Corporation reasonably anticipates that such issuance or delivery would not cause such violation.

B.    Additional Compensation Arrangements.    Nothing contained in the Plan shall prevent the Corporation or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees. Participation in the Plan shall not affect an individual's eligibility to participate in any other benefit or incentive plan of the Corporation.

C.    No Contract of Employment or Rights to Awards.    The Plan shall not constitute a contract of employment, and adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Corporation or any Subsidiary or Affiliate to terminate the employment of any employee at any time. No employee or other person shall have any claim or right to receive an Award under the Plan. Receipt of an Award shall not confer upon the Award Recipient any rights of a stockholder with respect to any Shares subject to such Award except as specifically provided in the Agreement relating to the Award.

D.    Limitation on Dividend Reinvestment and Dividend Equivalents.    Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the reinvestment of dividend equivalent rights in additional Restricted Stock Units payable in Shares shall only be permissible if sufficient Shares are available under Section 3 for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient Shares are not available, such reinvestment of dividends and dividend equivalent rights shall be made in the form of a grant of Restricted Stock Units equal in number to the Shares that would have been obtained by such reinvestment and the terms of which Restricted Stock Units shall provide for settlement in cash.

E.    Subsidiary Employees.    In the case of a grant of an Award to any employee of a Subsidiary of the Corporation, the Corporation may, if the Committee so directs, issue or transfer the Shares, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the Shares to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All Shares underlying Awards that are forfeited or canceled shall revert to the Corporation.

F.    Governing Law and Interpretation.    The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws, except to the extent preempted by Federal law. To the extent that any Award is subject to Code Section 409A, the terms of the Award Agreement and this Plan shall be construed and interpreted in accordance with Code Section 409A and the Regulations and interpretative guidance promulgated thereunder. The captions of this Plan are not part of the provisions hereof and shall have no force or effect.

G.    Foreign Employees and Foreign Law Considerations.    The Committee may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Corporation to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

H.    Expenses.    The expenses of the Plan shall be borne by the Corporation.

I.    Acceptance of Terms.    By accepting an Award under the Plan or payment pursuant to any Award, each Award Recipient, legal representative and Beneficiary shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Committee or the Corporation. A breach by any Award Recipient, his or her Beneficiary(ies), or legal representative, of any restrictions, terms or conditions contained in the Plan, any Award Agreement, or otherwise established by the Committee with respect to any Award will, unless waived in whole or in part by the Committee, cause a forfeiture of such Award.

SECTION 12
EFFECTIVE AND TERMINATION

The Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan was originally adopted by the Board on March 28, 2006, was effective on May 16, 2006, the date of stockholder approval, and was subsequently amended and restated effective November 14, 2006 and again amended and restated effective December 31, 2008. This Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan was adopted by the Board and approved by the Governance, Compensation and Nominating Committee on February 16, 2010, as an amendment and restatement of the prior version of the Plan, and will be effective on the date that it is approved by at least a majority of the shares of the Corporation present and entitled to vote, at a meeting of the Corporation's stockholders at which there is a quorum (the "Effective Date"). The Plan will terminate on the tenth (10th) anniversary of the Effective Date, unless earlier terminated in accordance with Section 10. Awards outstanding as of the date of termination of the Plan shall not be affected or impaired by the termination of the Plan.

Prior Plan Versions:

Compensation Committee/Governance, Compensation and Nominating Committee Approved: February 22, 2006 (Original Plan); Prior Amendments and Restatements were Approved November 14, 2006; and November 18, 2008 (effective December 31, 2008).

Board Approved: March 28, 2006 (Original Plan); Prior Amendments and Restatements were Approved November 14, 2006; and November 18, 2008 (effective December 31, 2008).

Stockholders Approved: May 16, 2006 (Original Plan).

This 2010 Amendment and Restatement:

Governance, Compensation and Nominating Committee Approved: February 16, 2010.

Board Approved: February 16, 2010.

Stockholders Approved:

EXHIBIT A

CHANGE OF CONTROL

A.
For the purpose of this Plan, a "Change of Control" shall mean:

1.
The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection 1, the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection A.3. of this Exhibit A; or

2.
Individuals who, as of the date hereof, constitute the Corporation's Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

3.
Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the Corporation's assets (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the company resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the company resulting from such Business Combination were members of the

    Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

  4.
  Approval by the Corporation's stockholders of a complete liquidation or dissolution of the Corporation.

B.
With respect to any Award subject to Section 409A of the Code, the above definition of "Change of Control" shall mean:

1.
any one person, or more than one person acting as a group, acquires ownership of stock of the Corporation that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Corporation;

2.
any one person, or more than one person acting as a group, acquires (or has acquired during any twelve (12) month period) ownership of stock of the Corporation possessing 30% or more of the total voting power of the stock of the Corporation;

3.
a majority of the members of the Board is replaced during any twelve (12) month period by directors whose appointment is not endorsed by a majority of the members of the Board before the date of the appointment or election; or

4.
any one person, or more than one person acting as a group, acquires (or has acquired during any twelve (12) month period) assets from the Corporation that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Corporation immediately before such acquisition or acquisitions.

  The determination of whether a Change of Control has occurred under this Section B of Exhibit A shall be made by the Committee in accordance with the provisions of Code Section 409A and the Regulations promulgated thereunder.

APPENDIX V

SIXTH

The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors. The directors ~~shall be divided into three classes designated Class I, Class II, and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At each annual meeting of shareholders, successors to the class of directors whose term express at the annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify~~elected at the annual meeting of Shareholders that is held in calendar year 2010 shall be elected for a term expiring at the annual meeting of Shareholders that is held in calendar year 2013 and until such directors' successors shall have been elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. ~~Until June 18, 1995, vacancies on the Board of Directors may be filled, and nominations of persons on behalf of the Corporation will be made in accordance with Article III, Section 12 of the Corporation's Bylaws. Thereafter, any~~Commencing at the annual meeting of Shareholders that is held in calendar year 2011, directors shall be elected annually for terms of one year, except that any director in office at the 2011 annual meeting whose term expires at the annual meeting of Shareholders to be held in calendar year 2012 or 2013 shall continue to hold office until the end of the term for which such director was elected and until such director's successor shall have been elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. At each annual meeting of Shareholders thereafter, all directors shall be elected for terms expiring at the next annual meeting of Shareholders and until such directors' successors shall have been elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor.

Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of Shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Restated Certificate of Incorporation applicable thereto~~, and such directors so elected shall not be divided into classes pursuant to this Article Sixth unless expressly provided by such terms~~.

~~Any amendment, change or repeal of this Article Sixth or any other amendment or change of this Restated Certificate of Incorporation which will have the effect of modifying or permitting circumvention of this Article Sixth, shall require the favorable vote, at a meeting of the Shareholders of the Corporation, of the holders of at least 75% of the then outstanding shares of capital stock of the Corporation entitled to vote; provided, however, that such 75% vote shall not be required for any such amendment, change or repeal recommended to Shareholders by the affirmative vote of not less than three-fourths of the Board of Directors then in office, and such amendment, change, or repeal so recommended shall require only the vote, if any, required under the applicable provision of the General Corporation Law of the State of Delaware.~~

V-1

Location of Comerica Incorporated
2010 Annual Meeting of Shareholders

Comerica Bank Tower
1717 Main Street, 4th Floor
Dallas, Texas 75201

Comerica Bank Tower is located on the corner of Main Street and North Ervay Street in downtown Dallas.

Briefcases, purses and other bags brought to the meeting may be subject to inspection at the door.

PLEASE VOTE BY TELEPHONE OR THE INTERNET.
PLEASE READ THE INSTRUCTIONS BELOW.

Comerica encourages you to take advantage of the following convenient ways to vote your shares for matters to be covered at the 2010 Annual Meeting of Shareholders. Please take the opportunity to use one of the two voting methods outlined below to cast your ballot. These methods are easy to use and save Comerica postage and other expenses.

VOTE BY TELEPHONE: 1-800-560-1965

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Use any touch-tone telephone to vote your proxy.

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Have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available when you call.

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Follow the simple instructions the system provides you.

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You may dial this toll free number at your convenience, 24 hours a day, 7 days a week. The deadline for telephone voting is 11:59 p.m. (Central Time), April 26, 2010. For shares held in Comerica's employee benefit plans, the deadline is 11:59 p.m. (Central Time), April 25, 2010.

(OR)

VOTE BY THE INTERNET: http://www.ematerials.com/cma

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Use the Internet to vote your proxy.

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Have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available when you access the website.

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Follow the simple instructions to obtain your records and create an electronic ballot.

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You may log on to this Internet site at your convenience, 24 hours a day, 7 days a week. The deadline for Internet voting is 11:59 p.m. (Central Time), April 26, 2010. For shares held in Comerica's employee benefit plans, the deadline is 11:59 p.m. (Central Time), April 25, 2010.

If you vote by telephone or the Internet, please do not mail your proxy.

THANK YOU FOR VOTING BY TELEPHONE OR THE INTERNET.

Important Notice Regarding Delivery of
Security Holder Documents

The Securities and Exchange Commission adopted rules that allow Comerica Incorporated ("Comerica") to deliver a single copy of its annual report to security holders, proxy statement, or notice of Internet availability of proxy materials, as applicable, to any household at which two or more shareholders reside who share the same last name or whom Comerica reasonably believes to be members of the same family. This procedure is referred to as "Householding." The Delaware General Corporation Law also allows Householding of notices to shareholders.

If you share the same last name and address with one or more shareholders, from now on, unless we receive contrary instructions from you, your household will receive only one copy of Comerica's annual report to security holders, notice of annual or special meeting of shareholders, proxy statement, or notice of Internet availability of proxy materials, as applicable. We will deliver, together with or subsequent to delivery of the proxy statement, a separate proxy card for each registered shareholder at your address. Householding may not apply with respect to accounts under certain of Comerica's employee benefit plans.

If you object to Householding, or if you wish to revoke your consent to Householding in the future, call Wells Fargo Shareowner Services, our Stock Transfer Agent, at (877) 602-7615. You will need to enter your account number and Comerica number 114.

If we do not hear from you, you will be deemed to have consented to the delivery of only one set of these documents to your household. Comerica intends to Household indefinitely, and your consent will be perpetual unless you revoke it. If you revoke your consent, we will begin sending you individual copies of these documents within 30 days after we receive your revocation notice.

Your participation in this program is encouraged. It will reduce the volume of duplicate information received at your household, as well as the cost to Comerica of preparing and mailing duplicate materials.

A. ELECTION OF DIRECTORS — The Board of Directors recommends a vote FOR all of the listed nominees. 1. Nominees: FOR AGAINST ABSTAIN 01. Ralph W. Babb, Jr. ¦ ¦ ¦ 02. James F. Cordes ¦ ¦ ¦ 03. Jacqueline P. Kane ¦ ¦ ¦ B. DIRECTOR PROPOSALS — The Board of Directors recommends a vote FOR Items 2 through 5. 2. Ratification of the Appointment of Ernst & Young as independent Auditors ¦ For ¦ Against ¦ Abstain 3. Approval of Non-Binding, Advisory Proposal Approving Executive Compensation ¦ For ¦ Against ¦ Abstain 4. Approval of the Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan ¦ For ¦ Against ¦ Abstain 5. Approval of amendments to the Certificate of Incorporation to eliminate the classified structure of the Board of Directors ¦ For ¦ Against ¦ Abstain C. SHAREHOLDER PROPOSALS — The Board of Directors recommends a vote AGAINST Items 6 through 8. 6. Shareholder Proposal – Requesting that the Board of Directors take steps to eliminate shareholder supermajority voting provisions ¦ For ¦ Against ¦ Abstain 7. Shareholder Proposal – Requesting that the Board of Directors adopt a policy to consider seeking recoupment of executive compensation awards ¦ For ¦ Against ¦ Abstain 8. Shareholder Proposal – Requesting that the Board of Directors adopt a pay for superior performance principle ¦ For ¦ Against ¦ Abstain IN THEIR DISCRETION, PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES, FOR ITEMS 2 THROUGH 5 AND AGAINST ITEMS 6 THROUGH 8 ON THIS PROXY CARD. Date _____________________________________ Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. COMPANY # Please fold here – Do not separate TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD. TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD. Address Change? Mark box, sign, and indicate changes below: ¦ Shareowner ServicesSM P.O. Box 64945 St. Paul, MN 55164-0945

COMERICA INCORPORATED 2010 ANNUAL MEETING OF SHAREHOLDERS Tuesday, April 27, 2010 9:30 a.m., Central Time Comerica Bank Tower 1717 Main Street, 4th Floor Dallas, Texas 75201 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 27, 2010. The proxy statement and annual report to security holders are available at www.ematerials.com/cma. If you would like to access the proxy information electronically in the future rather than receive paper copies in the mail, please visit www.ematerials.com/cma and follow the instructions. proxy This Proxy is Solicited on Behalf of the Board of Directors. The undersigned appoints Jon W. Bilstrom and Nicole V. Gersch, or either of them, as Proxies, each with the power to appoint his or her substitute, as the case may be, and authorizes them to represent and vote, as designated on the reverse side, all the shares of common stock of Comerica Incorporated held of record by the undersigned on February 26, 2010, at the Annual Meeting of Shareholders to be held on April 27, 2010, and any adjournments or postponements of the meeting. In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the meeting. This card also constitutes voting instructions to the trustees or administrators, as applicable, of certain of Comerica’s employee benefit plans to vote shares attributable to accounts the undersigned may hold under such plans as indicated on the reverse of this card. If no voting instructions are provided, the shares will be voted in accordance with the provisions of the respective plans. COMERICA INCORPORATED 2010 ANNUAL MEETING OF SHAREHOLDERS APRIL 27, 2010 9:30 a.m., Central Time Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card. 100722 [1] INTERNET www.ematerials.com/cma Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on April 26, 2010. For shares held in Comerica’s employee benefit plans, the deadline is 11:59 p.m. (CT) on April 25, 2010. Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.  TELEPHONE 1-800-560-1965 Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on April 26, 2010. For shares held in Comerica’s employee benefit plans, the deadline is 11:59 p.m. (CT) on April 25, 2010. Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you. MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope provided.